May 1, 2010 (as supplemented through June 7, 2010)	Securities Act of 1933 File No. 333-151073

PROSPECTUS FOR EXECUTIVE BENEFITS VUL

Issued by The Guardian Insurance & Annuity Company, Inc. through

The Guardian Separate Account N

7 Hanover Square, New York, NY 10004

Executive Benefits VUL (Executive Benefits VUL) is a flexible premium variable universal life insurance policy designed for use by corporations and other employers to provide life insurance and to finance other employee benefits. If your primary need is not life insurance protection, then purchasing this Policy may not be in your best interest. The Policy is designed to provide lifetime insurance protection together with flexibility in the timing and amount of the premium payments, how your premiums are invested, and the amount of coverage. The policyowner bears the risk of investment losses for any premiums or cash values allocated to the variable investment options. A fixed-rate option is also available for allocation of Net Premiums and Policy Account Value. Special limits apply to transfers out of the fixed-rate option.

The following mutual funds correspond to the variable investment options available through this product.

RS Investment Management Co. LLC
(Class I)

RS Large Cap Alpha VIP Series

RS S&P 500 Index VIP Series

RS High Yield Bond VIP Series

RS Low Duration Bond VIP Series

RS Partners VIP Series

RS International Growth VIP Series

RS Emerging Markets VIP Series

RS Small Cap Growth Equity VIP Series

RS Investment Quality Bond VIP Series

RS Money Market VIP Series

RS Investment Management Co. LLC
(Class II)

RS Global Natural Resources VIP Series

AllianceBernstein L. P. (Class B)

AllianceBernstein VPS Global Thematic Growth Portfolio

AllianceBernstein VPS Growth and Income Portfolio

AllianceBernstein VPS International Value Portfolio

AllianceBernstein VPS Large Cap Growth Portfolio

AllianceBernstein VPS Real Estate Investment Portfolio

AllianceBernstein VPS Value Portfolio

ALPS Advisors, Inc. (Class II)

Ibbotson Balanced ETF Asset Allocation Portfolio

Ibbotson Growth ETF Asset Allocation Portfolio

Ibbotson Income and Growth ETF Asset Allocation Portfolio

American Century Investment Management, Inc. (Class 1)

American Century VP Capital Appreciation Fund

American Century VP Mid Cap Value Fund

BlackRock Advisors, LLC (Class III)

BlackRock Global Allocation V.I. Fund

Davis Selected Advisers, LP

Davis Financial Portfolio

Davis Real Estate Portfolio

Davis Value Portfolio

Delaware Management Company (Service Class)

Delaware VIP Diversified Income Series

Delaware VIP Emerging Markets Series

Delaware VIP Limited-Term Diversified Income Series

Evergreen Investment Management
Company, LLC (Class II)

Evergreen VA International Equity Fund

Fidelity Management & Research Company
(Service Class 2)

Fidelity VIP Contrafund® Portfolio

Fidelity VIP High Income Portfolio

Fidelity VIP Mid Cap Portfolio

Franklin Advisers, Inc. (Class 2)

Templeton Global Bond Securities Fund

Franklin Advisory Services LLC (Class 2)

Franklin Small Cap Value Securities Fund

Franklin Mutual Advisers, LLC (Class 2)

Mutual Shares Securities Fund

Fred Alger Management, Inc. (Class S)

Alger Capital Appreciation Portfolio

Gabelli Funds, LLC

Gabelli Capital Asset Fund

Invesco Advisers, Inc. (Series II)

Invesco V.I. Core Equity Fund (previously AIM V.I. Core Equity Fund)

Invesco V.I. Government Securities Fund (previously AIM V.I. Government Securities Fund)

Invesco V.I. Mid Cap Core Equity Fund (previously AIM V.I. Mid Cap Core Equity Fund)

Invesco V.I. Utilities Fund (previously AIM V.I. Utilities Fund)

Invesco Van Kampen V.I. Growth and Income Fund

Janus Capital Management LLC (Service Shares)

Janus Aspen Enterprise Portfolio

Janus Aspen Forty Portfolio

Janus Aspen Janus Portfolio

Janus Aspen Perkins Mid Cap Value Portfolio

Janus Aspen Worldwide Portfolio

Massachusetts Financial Services Company
(Service Class)

MFS Growth Series

MFS Research Series

MFS Strategic Income Series

MFS Total Return Series

OppenheimerFunds, Inc. (Service Class)

Oppenheimer Global Securities Fund/VA

PIMCO (Advisor Class)

PIMCO Real Return Portfolio

PIMCO Total Return Portfolio

Templeton Global Advisors Limited (Class 2)

Templeton Growth Securities Fund

Waddell & Reed Investment Management Company

Ivy Funds VIP Small Cap Growth

This prospectus sets forth information that you should know about the Policy before investing. Please retain it for future reference. It must be accompanied by the current prospectuses for the foregoing variable investment options.

Please read these prospectuses carefully before investing.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, or federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involves investment risk, including possible loss of principal amount invested.

The Securities and Exchange Commission has a Web site (http://www.sec.gov) that you may visit to view this prospectus and other information.

The Executive Benefits VUL policy may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. GIAC does not authorize any information or representations regarding the offering described in this prospectus other than as contained in this prospectus or any supplement thereto or in any supplemental sales material authorized by GIAC. Guardian Investor Services LLC (GIS) serves as principal underwriter and distributor of the Policies and offers the Policies through its sales representatives or through sales representatives of broker-dealer firms who have entered into agreements with GIAC and GIS to sell the Policies and who are registered with FINRA and with the states in which they do business. More information about GIS and its registered persons is available at http://www.finra.org or by calling 800-289-9999. You can also obtain various investor brochures from FINRA.

POLICY SUMMARY

THIS SUMMARY outlines the principal features of your Executive Benefits VUL variable universal life insurance Policy, including Policy benefits, Policy risks and the risks associated with each variable investment option available under the Policy. It is qualified by the detailed explanation that follows. A prospective purchaser should evaluate the need for life insurance and the Policy’s long-term investment potential before buying a Policy. In addition, it may not be advantageous to terminate existing life insurance coverage and replace it with an Executive Benefits VUL Policy. Variable life insurance is not a short-term investment.

WHAT IS VARIABLE LIFE INSURANCE AND HOW DOES IT WORK?

Variable life insurance is intended to provide important benefits:

•	a death benefit that is not taxable to your beneficiary; and

•	a cash value that can grow, with taxes on the growth being deferred.

You allocate your Net Premium payments and cash value among the variable investment options and the fixed-rate option. Most of these options provide variable returns. That’s why it’s called variable life insurance. If the investment options that you choose perform well, the cash value of your Policy may increase, and the death benefit may also increase. As a variable life insurance policyowner, however, you bear the risk of investment losses to the extent that your cash values are invested in the variable options. Your Policy has no guaranteed cash value. The Policy is not suitable for short-term investment purposes.

WHAT ARE THE INSURANCE BENEFITS UNDER YOUR POLICY?

We pay a death benefit to the beneficiary named in the Policy when we receive proof that the insured has died while the Policy was in force.

Death benefits

Currently only death benefit Option 1 is available under the Policy. In the future, we may offer death benefit Options 1 and 2.

•	under Option 1, the death benefit is a fixed amount, your Policy’s Total Face Amount;

•

under Option 2, the death benefit is a variable amount, based on your Policy’s Total Face Amount and the value of the investments held in your Policy, your Policy Account Value. These values can change depending on the performance of the investments held in your Policy.

If both death benefit Options 1 and 2 are available when your Policy is issued, and you have selected Option 2, within certain limits, you can change your Policy’s death benefit option from Option 2 to Option 1 on or after the first Policy Anniversary and as long as the insured is still living, until the Policy Anniversary closest to the insured’s 99th birthday. At the insured’s Attained Age 100, the death benefit option will automatically be changed to Option 1. See “Death Benefit Options.” At the insured’s Attained Age 121, we will pay the Policy Account Value less Policy Debt to you.

Terms we’ve used

In this document, “we,” “us,” “our” and “GIAC” refer to The Guardian Insurance & Annuity Company, Inc., and “you,” “your” and the “policyowner” refer to the policyowner. You can find definitions of special terms used in this prospectus in Appendix A.

Benefits

We pay a death benefit to the beneficiary named in the Policy when we receive proof that the insured has died while the Policy was in force. Life insurance may also provide certain tax benefits.

SUMMARY	PROSPECTUS	1

Flexible premium

payments

After you have paid the Minimum to Issue Premium you may pay premiums on your Policy at any time and, subject to certain minimums and maximums, in any amount during the lifetime of the insured.

Allocation options

You choose where your Net Premiums and Policy Account Value are invested. There are a number of variable investment options and a fixed-rate option.

Supplemental Face Amount

You may purchase a Supplemental Face Amount when the Policy is issued. The Supplemental Face Amount will be part of your Policy’s Total Face Amount until the insured’s Attained Age 100, at which time this coverage terminates. This option may not be available in all jurisdictions. See “Benefits and Policy Values.”

Tax benefits

In most cases, you are not taxed on earnings until you take earnings out of the Policy. The death benefit may be subject to federal and state estate taxes but your beneficiary will generally not be subject to income tax on the death benefit. See “Federal Tax Considerations.”

WHAT ARE PREMIUMS?

Premiums are the payments you make to buy and keep your insurance in force. There are several types of premiums associated with your Policy, which together form your Policy premium. See “Premiums.” After you have paid at least the Minimum to Issue Premium, you may pay premiums on your Policy at any time and, subject to certain minimums and maximums, in any amount during the lifetime of the insured subject to certain limits. However, if your Policy Account Value, less unpaid Monthly Deductions and less Policy Debt, is less than zero on a Monthly Processing Date, your Policy may lapse. We will warn you if your Policy is in danger of lapsing. See “Default.”

WHAT ARE YOUR ALLOCATION OPTIONS?

You choose where your Net Premiums and Policy Account Value are invested. There are a number of variable investment options and a fixed-rate option. See “Your Allocation Options.” Currently, there is no limit to the number of investment options to which you may allocate your Net Premiums and Policy Account Value, although we reserve the right to limit these options in the future.

Each variable investment option invests in a mutual fund or a series of a mutual fund. The value of these options, and your Policy Account Value in them, will vary depending on the performance of the mutual funds. There is no minimum guaranteed Policy Account Value for amounts allocated to the variable investment options and, if you invest in variable investment options, you will be subject to the risk that investment performance will be poor and that your Policy Account Value will decrease. If this happens, you could lose everything you invest and your Policy could lapse without value unless you pay additional premium.

You will find the investment objectives, policies, fees and expenses, and a comprehensive discussion of the risks of each of these funds listed in the accompanying prospectus for that fund. You should read the fund prospectuses carefully and consider the investment objectives, risks, fees and charges before investing in any variable investment option. See “The Variable Investment Options.”

Amounts allocated to the fixed-rate option earn a set rate of interest. You earn interest on the total that you have invested in the fixed-rate option,

2	PROSPECTUS	SUMMARY

including interest you have earned in previous years. Interest accrues daily at a minimum annual interest rate of 3%. GIAC sets the rate of interest for the fixed-rate option in its sole discretion, and you assume the risk that the rates we set might not exceed the minimum guaranteed rate. Your Policy Account Value in the fixed-rate option is backed by GIAC’s general account.

CAN YOU TRANSFER THE MONEY IN YOUR POLICY AMONG DIFFERENT ALLOCATION OPTIONS?

To the extent that the money in your Policy is not being held as collateral against a loan, you can transfer it among the variable investment options, and into the fixed-rate option, at any time, subject to certain limitations on frequent transfer activity. See “Transfers among the Investment Options” and “Frequent Transfers among the Variable Investment Options.” We also limit transfers out of the fixed-rate option. See “Transfers from the Fixed-rate Option.” The minimum annual interest rate for the fixed-rate option is 3%. Interest rates may be changed at any time, in our discretion, but not more than once per year.

DO YOU HAVE ACCESS TO THE MONEY YOU’VE INVESTED IN YOUR POLICY?

You may, within limits, make partial withdrawals from your Policy. See “Partial Withdrawals.”

You may also, within limits, borrow all or a portion of the loan value of your Policy, while the insured is living. There are risks associated with Policy loans. When you take a Policy loan, we transfer the amount of the loan out of the variable investment options and the fixed-rate option, and hold that amount in the Loan Account to serve as collateral. Amounts in the Loan Account do not participate in the investment experience of the allocation options. A loan, therefore, can affect the Policy Account Value and death benefit over time whether or not it is repaid. Outstanding loans reduce the amounts available for withdrawal or surrender, and the amount we pay on the insured’s death. Your Policy may lapse (terminate without value) if your Policy Debt plus Monthly Deduction due on any Monthly Processing Date exceeds the Policy Account Value. If you surrender the Policy or allow it to lapse while a Policy loan is outstanding, you may have to pay tax on the amount you still owe to your Policy. See “Policy Loans” and “Federal Tax Considerations.”

Finally, you may at any time surrender your Policy for the Net Cash Surrender Value. After you surrender your Policy, you no longer have insurance coverage.

Your Policy has an Alternate Cash Surrender Value. If you surrender your Policy at any time prior to the start of Policy Month 84 and do not apply the proceeds to an insurance policy or certificate issued in conjunction with an intent to qualify the surrender as a tax-free exchange under Section 1035 of the Internal Revenue Code, you will receive your Policy’s Alternate Cash Surrender Value. This is the Policy Account Value, less Policy Debt, plus a refund of a portion of the premium charges you

Investment risks

Investment performance in the variable investment options may be unfavorable. You could lose everything you invest and your Policy could lapse without value if you do not pay additional premium. The rate of interest we declare for the fixed-rate option may decrease to the minimum guaranteed rate.

Loan risks

Loans reduce the amount of Policy Account Value available for withdrawal or surrender, and the amount we pay on the insured’s death, by the amount of the indebtedness. Your Policy may lapse if your Policy Debt plus Monthly Deduction due on any Monthly Processing Date exceeds the Policy Account Value. A loan also may have negative tax consequences.

SUMMARY	PROSPECTUS	3

Surrender and

withdrawal risks

The Policy is designed to meet long-term financial goals. Surrenders and partial withdrawals may have negative tax consequences, and the charges associated with surrenders may play a role in determining whether your Policy will lapse.

Tax risk

Tax laws, regulations and interpretations are subject to change. Such changes may impact the expected benefits of purchasing a Policy.

have paid. Although there are no additional charges associated with the Alternate Cash Surrender Value, policies without this feature may have lower overall charges when compared to the Policy described in this prospectus.

You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender it or make partial withdrawals in the near future. We have designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment. Surrenders and partial withdrawals may have negative tax consequences. See “Surrendering Your Policy” and “Federal Tax Considerations.”

HOW IS YOUR POLICY AFFECTED BY TAXES?

We believe there is a reasonable basis for concluding that your Executive Benefits VUL Policy will be treated as a life insurance contract under federal tax law. However, due to limited guidance, there is some uncertainty about the application of the federal tax law to the Policy, particularly with respect to policies issued on an insured who does not meet our insurance requirements for standard coverage. Assuming that your Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of the Policy Account Value until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be excludable from the gross income of the beneficiary. As a result, the beneficiary generally should not have to pay U.S. federal income tax on the death benefit, although some other taxes, such as estate taxes, may apply. You should also note that the Pension Protection Act of 2006 added provisions to the Internal Revenue Code that deny tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain requirements are met. Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, taxable distributions made to a taxpayer who is under the age of 59 1/2 are subject to a 10% penalty tax. If the Policy is not a MEC: (i) distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income, (ii) loans will generally not be treated as distributions, and (iii) neither distributions nor loans will be subject to the 10% penalty tax. See “Federal Tax Considerations.”

Complex rules may apply when a Policy is held by an employer or a trust in connection with the provision of employee benefits. You should consult your legal and tax advisors if you are planning to purchase the Policy for this purpose.

WHAT DEDUCTIONS AND CHARGES DO YOU HAVE TO PAY?

The deductions and charges associated with maintaining your Executive Benefits VUL Policy are set forth in the “Charges and Deductions Tables” and in “Deductions and Charges.”

4	PROSPECTUS	SUMMARY

WHAT CHANGES CAN YOU MAKE TO YOUR POLICY?

Decreasing the Total Face Amount of the Policy

You may request a decrease in the Total Face Amount on any Policy Anniversary. The requested decrease must be at least $5,000 and the insured must be alive on the date the decrease will take effect. After giving effect to the decrease, the Policy’s Basic Face Amount cannot be lower than GIAC’s current minimum Basic Face Amount. See “Decreasing the Total Face Amount.”

Increasing the Total Face Amount of the Policy

On any Policy Anniversary up to and including the Policy Anniversary nearest the insured’s 93rd birthday and subject to our underwriting rules then in effect, you may request an increase in your Policy’s Total Face Amount. Increases will be issued in the form of Supplemental Face Amount. Certain limitations apply. See “Increasing the Total Face Amount.”

Exchanging your Executive Benefits VUL Policy for a fixed-benefit life insurance policy

You may exchange your Executive Benefits VUL Policy for a level premium fixed-benefit whole life insurance policy issued by GIAC or one of our affiliates prior to the second Policy Anniversary. There may be a credit or a cost to be paid. See “Exchanging a Policy.”

Canceling your Policy after it has been issued

You may cancel your Policy by returning it with a written cancellation notice to either our Customer Service Office or the agent from whom you bought the Policy. You must do this by the later of:

•	10 days after you receive your Policy; or

•	45 days after you sign the completed application for your Policy.

Longer periods may apply in some states. You should refer to your Policy for further details. Once we receive your notice, we will refund all of the premiums you paid, and your Policy will be considered void from the beginning. See “Your Right to Cancel Your Policy.”

COULD YOUR POLICY LAPSE?

Your Policy may lapse if the Policy Account Value less Policy Debt is less than zero after deducting the Monthly Deduction on a Monthly Processing Date, and you do not make the required payment within 61 days of the time the Monthly Deduction is due.

If we see that your Policy is in danger of lapsing, we will warn you 30 days in advance. We will tell you the amount of the required payment that you must pay in order to keep your Policy in force, and will keep your Policy in force if we receive the required payment by the date requested. See “Default.”

Depending on the state in which your Policy is issued, you may receive more than 30 days’ notice that your Policy is in danger of lapsing. You should refer to your Policy for further details.

Risk of increase in

current fees and

expenses

Certain Policy fees and expenses may be currently charged at less than their maximum amounts. We may increase these expenses up to the guaranteed maximum levels.

Policy changes you

can make

With certain restrictions, you may:

•	request an increase or decrease in the Total Face Amount of your Policy;

•	exchange your Executive Benefits VUL Policy for a level premium fixed-benefit whole life insurance policy; or

•	cancel your Policy after it has been issued.

Risk of Policy lapse

Your Policy may lapse if you don’t pay enough Policy premium, if you have excess Policy Debt or if the investment options you have chosen perform poorly.

SUMMARY	PROSPECTUS	5

CHARGES AND DEDUCTIONS TABLES

The following tables describe the fees and expenses that are payable when buying, owning and surrendering the Policy. If the amount of the charge varies depending on the Total Face Amount and/or the individual characteristics of the insured — such as age, sex and underwriting class — the tables below show the maximum and minimum charges we assess under the Policy and the charges for a typical insured. The charges may not be typical of the charges you will pay. The first table describes the fees and expenses that are payable at the time that you buy the Policy, surrender the Policy or transfer Policy Account Value among the variable investment options and the fixed-rate option. All charges have been rounded to the nearest cent or hundredth, as applicable.

TRANSACTION FEES
Charge	When Charge Is Deducted or Imposed	Amount Deducted
Maximum Guaranteed Charge and Current Charge
Premium Charge[1]	Upon each premium payment	• 9% of premiums paid up to one Target Premium2, [3] • 5% of premiums paid in excess of one Target Premium2, [3]
Reinstatement Charge	Upon reinstatement	(1) Interest on any excess of Policy Debt over Policy Account Value at 6% per year, plus (2) Interest on the Policy Debt from date of lapse to date of reinstatement
		Maximum Guaranteed Charge	Current Charge
Transfer Charge	At the time of each transfer	$25 per transfer[4]	None

Representative costs may vary from the costs you would incur. Ask for an illustration or see the “Policy Data” section of your Policy for more information on the costs applicable to your Policy.

[1]

The premium charge includes a charge for premium taxes, which vary from jurisdiction to jurisdiction and generally range from 0%-5%, with some municipalities in Kentucky charging an additional premium tax ranging up to 10% on first-year premiums only.

[2]

Premium charges decline after Policy Year 10. Beginning in Policy Year 11 and each year thereafter, the guaranteed and current premium charge is 5% of premiums paid up to one Target Premium and 3% in excess of one Target Premium.

[3]

The amount of the Target Premium for a Policy depends on the insured’s age, underwriting class and sex (unless gender-neutral rates are required by law). The minimum Target Premium is $17.06 per $1,000 of Basic Face Amount. The maximum Target Premium is $167.88 per $1,000 of Basic Face Amount.

[4]	The first 12 transfers in a Policy Year are free.

6	PROSPECTUS	CHARGES AND DEDUCTIONS TABLES

The next table describes the fees and expenses that are payable periodically during the time that you own the Policy, not including the fees and expenses of the underlying fund companies. All charges have been rounded to the nearest cent or hundredth as applicable.

PERIODIC CHARGES (Other Than Mutual Fund Operating Expenses)
Amount Deducted
Charge	When Charge Is Deducted or Imposed	Maximum Guaranteed Charge	Current Charge
Mortality and Expense Risk Charge	Monthly	An annual charge of 0.25% of the Policy Account Value in the variable investment options	O%
Cost of Insurance[1]
Maximum Charge	Monthly	$83.33 per $1,000 of Net Amount at Risk (NAR)	$83.33 per $1,000 of NAR
Minimum Charge	Monthly	$0.38 per $1,000 of NAR	$0.02 per $1,000 of NAR
Cost of Insurance Charge for Representative Insured: a male, issue age 40, in the guaranteed underwriting class, with a Policy Total Face Amount of $1,000,000 in the first Policy Year	Monthly	$0.14 per $1,000 of NAR	$0.07 per $1,000 of NAR
Maximum Guaranteed Charge and Current Charge
Interest on Policy Loans	Annually on the Policy Anniversary	4% annually on all outstanding Policy Debt[2,3]

Representative costs may vary from the cost you would incur. Ask for an illustration or see the “Policy Data” section of your Policy for more information on the costs applicable to your Policy.

[1]

The cost of insurance charge varies based on the insured’s age, sex and underwriting class. We will not assess a surcharge to the cost of insurance rates for insureds in substandard underwriting classes that reflect higher mortality risks and result in a higher cost of insurance. See “Deductions and Charges.” The cost of insurance charge shown may not be representative of the charges that you will pay. For more details, contact your Registered Representative.

[2]

After the later of the insured’s Attained Age 60 or the 10th Policy Anniversary, the maximum guaranteed interest rate is 3.5% for all outstanding and new Policy loans, and the current interest rate is 3.1% for all outstanding and new Policy loans.

[3]

After taking into account the interest GIAC credits to the Loan Account, your effective rate of borrowing would be: (i) on a current basis, 1% annually until the later of the insured’s Attained Age 60 or the 10th Policy Anniversary, and .1% thereafter on all outstanding and new Policy loans, and (ii) on a guaranteed basis, 1% annually until the later of the insured’s Attained Age 60 or the 10th Policy Anniversary, and 0.5% thereafter for all outstanding and new Policy loans.

CHARGES AND DEDUCTIONS TABLES	PROSPECTUS	7

The next table describes the underlying mutual fund fees and expenses that you may pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the underlying mutual funds during the most recent fiscal year. More detail concerning these fees and expenses is contained in the prospectus for each underlying mutual fund.

ANNUAL UNDERLYING MUTUAL FUND OPERATING EXPENSES
	Minimum	Maximum
Annual Underlying Mutual Fund Operating Expenses [1] (expenses that are deducted from the assets of the underlying mutual funds including management fees, distribution (12b-1) fees, service fees and other expenses)	0.36%	1.71%

[1]

The range of Annual Underlying Mutual Fund Operating Expenses shown above does not take into account any contractual and/or voluntary arrangements under which the funds’ advisers currently reimburse fund expenses or waive fees. Please see the prospectus for each underlying fund for more information about that fund’s expenses.

The fee and expense information used to prepare the above table was provided to GIAC by the underlying funds. GIAC has not independently verified such information. In addition, it is based on amounts incurred during the underlying mutual funds’ most recent fiscal years. Please note that a decline in a mutual fund’s average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the expense ratios for a fund’s current fiscal year to be higher than the expense information utilized herein.

8	PROSPECTUS	CHARGES AND DEDUCTIONS TABLES

EXECUTIVE BENEFITS VUL POLICY DIAGRAM

This diagram excludes the transfer charge, which is not being imposed currently. Interest on Policy Debt and repayments of Policy Debt are also not reflected in the diagram.

POLICY DIAGRAM	PROSPECTUS	9

ABOUT THE EXECUTIVE BENEFITS VUL POLICY

Issuing the Policy

An Executive Benefits VUL

insurance Policy must have Basic Face Amount coverage of at least $100,000.

THIS SECTION provides detailed information about your Policy. It explains your rights and responsibilities under the Policy, and those of GIAC. Because the laws and regulations that govern the Policy vary among the jurisdictions where the Policy is sold, some of the Policy’s terms will vary depending on where you live. These terms of your Policy will be outlined in the Policy we send you.

PURCHASING A POLICY

Each Executive Benefits VUL insurance policy must have Basic Face Amount coverage of at least $100,000 ($250,000 for fully underwritten preferred plus non-tobacco (NT) policies). To purchase a Policy:

•	the insured must be between the ages of 20 and 80 (ages 20 and 65 for Guaranteed Issue) and meet our insurance requirements; and

•	you must be a corporation or a trust.

Some jurisdictions do not allow insurance companies to provide different benefits based on the sex of the insured. For these jurisdictions we offer a version of the Executive Benefits VUL Policy with the same benefits for men and women.

Underwriting

The Policy is available for purchase in the small business and corporate markets to groups that we approve. We will make an offer based on one of three underwriting methods, as determined by GIAC’S Underwriting Committee:

•

Guaranteed Issue Underwriting (“Conditional Issue” in Maryland) — Insureds who are part of cases eligible for Guaranteed Issue Underwriting are not required to undergo medical underwriting, but they must have been actively at work for three months prior to application. These cases must satisfy participation requirements.

•

Simplified Issue Underwriting — Insureds who are part of cases eligible for Simplified Underwriting will be required to provide more information than members of Guaranteed Issue cases, but still will not be required to be medically underwritten.

•	Full Underwriting — All insureds who are part of a case subject to Full Underwriting must meet certain health and other insurance risk criteria.

Generally, a group must include Policies on 10 lives for Guaranteed Issue, five lives for Simplified Issue and three lives for Fully Underwritten with an expected minimum case premium of at least $50,000 annually. The employer must be the premium payor. The employer (or a trust established by the employer) is the policyowner and the beneficiary, and the employee is named as the insured.

Each underwriting classification is subject to our administrative rules and procedures then in place and as implemented by GIAC’s Underwriting Committee. Unless your Policy is issued under our Guaranteed Issue

10	PROSPECTUS	ABOUT THE EXECUTIVE BENEFITS VUL POLICY

program, we must receive evidence of insurability that satisfies our underwriting standards before we will issue your Policy.

Using Guaranteed Issue or Simplified Issue underwriting for a group of individuals may cause healthy individuals within the group to pay higher cost of insurance rates than they would pay under a substantially similar policy that is offered by GIAC using different underwriting methods.

We require, prior to the issuance of a Policy, that the employee consent in writing to: (i) being insured under the Policy, (ii) the employer being a beneficiary of any proceeds payable upon the death of the employee, (iii) coverage continuing after employment terminates, and (iv) future increases in Total Face Amount under the Policy without additional consent (up to the maximum stated).

Because this is a corporate-owned variable universal life insurance policy, we may also underwrite at a corporate level to determine whether or not the risks and expenses associated with the insurance applied for is appropriate for us to assume in placing the Policy. We can provide you with the details of our underwriting standards.

We reserve the right to reject an application if it does not meet our underwriting or administrative requirements or for any reason permitted by law. Additionally, we reserve the right to modify our underwriting standards and administrative requirements on a prospective basis to newly issued Policies at any time.

Backdating your Policy

Under certain circumstances we will backdate your Policy if you ask us to, giving you a Policy Date up to six months before the date of application. Backdating your Policy will be allowed only to achieve a common Policy Date for all insureds in the same group. If we backdate your Policy, we will deduct on the Issue Date the Monthly Deductions due from the backdated Policy Date to the Issue Date. In certain circumstances, we may also require an additional premium payment to put a backdated policy in force. We will not backdate a Policy to a date before which the Policy was available.

Certain states may not permit us to backdate a Policy. You should refer to your Policy for further details.

Replacing a Policy

If you are interested in replacing an existing policy with an Executive Benefits VUL Policy, we recommend that you speak with your lawyer or tax advisor first. It may not be in your best interest to surrender, lapse, change or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You should talk to your financial professional or tax advisor to make sure the exchange will be tax-free. If you surrender your existing Policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender.

ABOUT THE EXECUTIVE BENEFITS VUL POLICY	PROSPECTUS	11

The policyowner

The policyowner is the person named on the application as the owner of the Policy. Generally, the policyowner is an employer or a legal entity (e.g., a trust) created by an employer.

The beneficiary

The beneficiary is the person you name to receive the proceeds when the insured dies.

Purchasing Policies in connection with 1035 exchange transactions

If you are replacing existing policies with Executive Benefits VUL Policies in a 1035 exchange transaction, any premium we receive prior to issuing the replacement Policies will be placed in GIAC’s general account. The Issue Date will be the Business Day on which GIAC’s administrative and underwriting requirements for issuance of a Policy have been satisfied and all money attributable to the policies being exchanged have been received. The Policy Date will be the Business Day on which we first received premium attributable to the Policy. The Net Premium will be allocated to the RS Money Market VIP Series effective as of the Policy Date and we will begin monthly processing as of that date. After deducting Monthly Deductions for the period from the Policy Date to the Issue Date, we will transfer the remaining Policy Account Value according to your instructions.

Delay of Policy issuance

Because we will not issue the Policy until all underwriting and administrative requirements are satisfied, and all premiums have been received from your existing insurance company or companies, the issuance of the Policy may be delayed.

THE POLICYOWNER

The policyowner is the person named on the application as the owner of the Policy. Typically, the policyowner is a corporate employer or a trust established by such employer. The policyowner does not have to be the insured. While the insured is living, only the policyowner named in our records has the right to exercise rights granted by the Policy unless ownership of the Policy has been assigned to someone else.

You may change the policyowner by written request in Good Order signed and dated by all policyowners. The change will be made effective on the date the request was signed, but will not apply to any payments or actions taken before we receive your request. Changing the policyowner may have negative tax consequences.

THE BENEFICIARY

The beneficiary is the person you name to receive the proceeds when the insured dies. Typically, the policyowner is named as the beneficiary where the policy is owned by a corporate employer or trust. You can change the beneficiary until the insured dies. Also, you may name a “contingent” beneficiary. The beneficiary has no rights under the Policy until the insured dies. You may change the beneficiary, by your signed written request in Good Order. Your request must be signed and dated by all of the policyowners listed in our records. The change is made effective on the date your request was signed, but will not apply to any payments or actions taken before we receive your request.

12	PROSPECTUS	ABOUT THE EXECUTIVE BENEFITS VUL POLICY

PURCHASING A POLICY WITH SUPPLEMENTAL FACE AMOUNT

You may purchase Supplemental Face Amount coverage under the Policy, which provides insurance coverage in addition to the Basic Face Amount. The Supplemental Face Amount provides a level death benefit to the insured’s Attained Age 100. The amount of this coverage, if any, plus the Basic Face Amount are the two components of your Policy’s Initial Total Face Amount. The minimum Supplemental Face Amount you can purchase is $25,000. The maximum Supplemental Face Amount you can purchase at issue cannot exceed nine times the Basic Face Amount. This maximum does not apply when you add coverage by increasing your Total Face Amount after issue. However, Supplemental Face Amount can only be added to a Policy until the Policy Anniversary nearest the insured’s 93rd birthday. For policies issued based on Guaranteed Issue Underwriting, the initial Supplemental Face Amount plus the initial Basic Face Amount cannot exceed $4 million.

Coverage provided by the Supplemental Face Amount will be treated like coverage provided by the Basic Face Amount. In particular:

•	it will affect the minimum death benefit under Section 7702 of the Internal Revenue Code; and

•	it will affect the calculation of premiums for determining whether the Policy is a modified endowment contract.

See “Death Benefit Options” and “Federal Tax Considerations.”

Other things you should consider in deciding whether to purchase Basic Face Amount only or to purchase Basic Face Amount plus Supplemental Face Amount include:

•	The Supplemental Face Amount provides a death benefit only to the insured’s Attained Age 100.

•	Cost of insurance rates for the Supplemental Face Amount are the same as for the Basic Face Amount.

•	Purchasing part of your coverage as Supplemental Face Amount will result in a lower Target Premium for your Policy because there are no Target Premiums associated with the Supplemental Face Amount.

•	At issue, the maximum amount of Supplemental Face Amount that can be purchased is nine times the Basic Face Amount.

ABOUT THE EXECUTIVE BENEFITS VUL POLICY	PROSPECTUS	13

BENEFITS AND POLICY VALUES

Death benefit

options

You have a choice of two death benefit options with this Policy. If a fixed amount of insurance coverage and lower monthly deductions best fit your needs, you should choose Option 1. If you want the death benefit to increase as Policy Account Value increases, you should choose Option 2.

DEATH BENEFIT OPTIONS

Please note: At this time, only death benefit Option 1 is available under the Policy.

You have a choice of two death benefit options with this Policy. You must choose the option you want when you complete your application. You should choose the death benefit option that best meets your insurance needs and investment objectives. If a fixed amount of insurance coverage and lower Monthly Deductions best fit your needs you should choose Option 1. If you want the potential to increase the amount of your insurance coverage beyond your Policy’s Total Face Amount you should choose Option 2. You may change your death benefit option from Option 2 to Option 1 at any time on and after the first Policy Anniversary, subject to certain limitations and conditions. See “Changing Your Death Benefit Option.”

Option 1

Under Option 1, your death benefit on any date prior to the Policy Anniversary nearest the insured’s 121st birthday is the greater of:

•	the Total Face Amount; or

•	the minimum death benefit required under Section 7702 of the Internal Revenue Code.

Under this option, a combination of positive investment performance and higher premium payments may cause the Policy Account Value to increase by an amount sufficient to lower the Net Amount at Risk. When this happens, the amount that we deduct for the cost of insurance charges each month will also go down.

Option 2

Under Option 2, your death benefit on any date prior to the Policy Anniversary nearest the insured’s 100th birthday is the greater of:

•	the Total Face Amount plus the Policy Account Value, if greater than zero; or

•	the minimum death benefit required under Section 7702 of the Internal Revenue Code.

Under this option, your death benefit will vary based on your Policy’s investment performance and the premiums you pay. Even if your investments perform poorly, your death benefit will never be lower than the Total Face Amount. The Net Amount at Risk will not change unless we have to increase the death benefit to comply with Section 7702 of the Internal Revenue Code.

Beginning on the Policy Anniversary on which the insured is Attained Age 100, the death benefit option must be Option 1. If Option 2 is in effect at that time, it will automatically be changed to Option 1. See “Changing Your Death Benefit Option.”

The tax consequences of continuing the Policy beyond the insured’s 100th birthday are unclear. You should consult a tax advisor for more information.

14	PROSPECTUS	BENEFITS AND POLICY VALUES

Maturity benefit

On the Policy Anniversary closest to the insured’s 121st birthday, a maturity benefit equal to the Policy Account Value on that date less any Policy Debt will be paid to you, the successor owner, or your estate at that time, and this Policy will no longer be in effect.

The minimum required death benefit

The Policy has a minimum required death benefit. The minimum required death benefit is the lowest death benefit under which the Policy will qualify as life insurance under Section 7702 of the Internal Revenue Code. Currently, we calculate this minimum using the Cash Value Accumulation Test only. In the future we may also use the Guideline Premium and Cash Value Corridor Test (Guideline Premium Test). When both tests are offered, you will decide which test you want used when you complete your application. Once you’ve made your choice, you cannot change it.

If you do not elect a test on your application, we will assume that you intended to elect the Cash Value Accumulation Test.

Here are some general guidelines for choosing between the Cash Value Accumulation Test and the Guideline Premium Test:

Comparing the death benefit qualification tests

Effect of Choice of Test on:	Cash Value Accumulation Test	Guideline Premium and Cash Value Corridor Test
Premium payments	Allows flexibility to pay more premium	Premium payments are limited under the Internal Revenue Code
Death benefit	Generally higher as Policy duration increases	May be higher in earlier years of the Policy
Monthly cost of insurance charges	May be higher if the death benefit is higher	May be lower, except in early years of the Policy
Total Face Amount decreases	Will not require return of premium or distribution of Policy Account Value	May require return of premium or distribution of Policy Account Value to continue Policy as life insurance

The minimum death benefit required on any date is equal to the Alternate Cash Surrender Value on that date multiplied by the death benefit factor shown in your Policy. These death benefit factors vary depending on whether the Cash Value Accumulation Test or the Guideline Premium Test is in effect.

CHANGING YOUR DEATH BENEFIT OPTION

If both death benefit options are offered when your Policy is issued, and you have selected Option 2, you may change your death benefit option from Option 2 to Option 1. The insured must be alive when we make the change. No evidence of insurability will be required.

BENEFITS AND POLICY VALUES	PROSPECTUS	15

A death benefit option change can only be made on a Policy Anniversary, and only until the Policy Anniversary closest to the insured’s 99th birthday. We must have your written request in Good Order at our Customer Service Office prior to the Policy Anniversary on which the change is to be effective. Changing the death benefit option may have adverse tax consequences. You should consult a tax advisor before doing so.

If you change the death benefit option to Option 1, we will increase the Policy’s Basic Face Amount to keep the death benefit the same immediately before and after the change.

No changes from Option 1 to Option 2 are permitted.

Limitations on your right to change the death benefit option

We will not approve any request to change to any option other than Option 1. The death benefit option will be automatically changed to Option 1 on the Policy Anniversary on which the insured is Attained Age 100, and no change to the death benefit option will be permitted thereafter.

PAYING THE DEATH BENEFIT

We will pay a death benefit to the beneficiaries named in your Policy when we receive proof that the insured has died while the Policy was in effect. The proceeds payable are calculated as set forth in “Policy Proceeds.” If there is reason to dispute the Policy, then we may delay the payment of death benefits. See “Limits to GIAC’s Right to Challenge a Policy.”

VALUES ASSOCIATED WITH YOUR POLICY

The following is a detailed breakdown of how we calculate the different values associated with your Policy.

Amounts in the Separate Account

Any Net Premiums that you allocate or transfer to a variable investment option are used to buy shares in the mutual fund corresponding to the variable investment option, according to your instructions. We will also purchase shares when we reinvest dividends paid by the mutual funds. We will sell these shares when you make a withdrawal, transfer Policy Account Value or take a Policy loan. We will also sell these shares when we withdraw your Monthly Deduction, or make transfers under the dollar cost averaging or automatic portfolio rebalancing options. Based on the value of each share on the transaction date, we will sell the number of shares needed to cover the cost of that transaction. To reflect how investment performance affects Policy Account Value, we determine a unit value for each variable investment option. Unit values will vary among variable investment options. To calculate the value of your investment in a particular variable investment option, we multiply the unit value of the option by the number of units you own. Unit values change based on the investment performance of the underlying mutual fund shares. We calculate the unit value for each variable investment option at the end of each Business Day.

16	PROSPECTUS	BENEFITS AND POLICY VALUES

Note that you bear all risks associated with the investments in the Separate Account.

Policy Account Value

Your Policy Account Value is the total value of the investments held in your Policy. This includes the value of your allocations to the fixed-rate and variable investment options, and any Policy values that may be in the Loan Account as collateral for a Policy loan. It is calculated as:

•	Net Premiums that you contribute to your Policy; plus or minus

•	any profit or loss generated by your Policy Account Value in the variable investment options; plus

•	any interest you earn on allocations to the fixed-rate option or interest we credit on the Loan Account; minus

•	your total Monthly Deductions; minus

•	any partial withdrawals you’ve made; minus

•	any transfer charges.

Policy Account Value varies from day to day.

We do not guarantee a minimum Policy Account Value.

Alternate Cash Surrender Value and Net Cash Surrender Value

The Policy’s Net Cash Surrender Value is the amount you would actually receive if you surrendered your Policy. It is the Alternate Cash Surrender Value minus any Policy Debt.

The Policy’s Alternate Cash Surrender Value (referred to as Alternate Net Cash Surrender Value in the Policy) is equal to the Policy Account Value plus a percentage of the total of all premium charges you have paid, up to and including the date the Alternate Cash Surrender Value is calculated. After the first Policy Anniversary, these percentages will decrease every Policy Month and will be zero after completion of the 83rd Policy Month. Beginning with the 84th Policy Month your Alternate Cash Surrender Value will be equal to the Policy Account Value. Appendix B shows the percentage of total premium charges applicable for each Policy Month.

If the Policy is fully surrendered prior to the 84th Policy Month but the surrender proceeds are intended to be applied to an insurance policy or certificate issued in conjunction with an intent to qualify the surrender as a tax-free exchange under Section 1035 of the Internal Revenue Code, the Alternate Cash Surrender Value will not apply. If this is the case, your Net Cash Surrender Value will be equal to the Policy Account Value less Policy Debt.

Some states may require that the benefit provided by the Alternate Cash Surrender Value be available even if the Policy is surrendered in a 1035 exchange. You should refer to your Policy for further details.

Net Cash

Surrender Value

Net Cash Surrender Value is the amount you would actually receive if you surrendered your Policy.

BENEFITS AND POLICY VALUES	PROSPECTUS	17

EXAMPLE

The policyowner owns a Policy with a Target Premium of $40,370 and he has paid $40,370 each year for the last three Policy Years. If he were to surrender his Policy on the third Policy Anniversary:

Policy Account Value on third Policy Anniversary (assuming net return of 4.97%1):	$118,731.65

Premium charges deducted (9%):	$10,899.90

Applicable percentage of premium charge to be refunded on third Policy Anniversary (from Appendix B):	95%

Alternate Cash Surrender Value $118,731.65 + (95% of $10,899.90):	$129,086.56

[1]

The net return reflects a gross return of 6% less the deduction of 1.03%, the arithmetic average of investment advisory fees and operating expenses incurred by all of the underlying mutual funds during 2009, before giving effect to any applicable expense reimbursements and fee waivers. Please note that a decline in a mutual fund’s average net assets during the current fiscal year as a result of market volatility or other factors could cause the expense ratio for a fund’s current fiscal year to be higher than the expense information utilized herein, resulting in a lower net return.

There are no additional charges associated with the Alternate Cash Surrender Value, but this benefit may result in overall Policy charges being slightly higher when compared to policies not having such a benefit.

The value of any investments in the variable investment options may increase or decrease daily depending on how well the investments perform. A combination of partial withdrawals, Policy loans, unfavorable investment performance and the ongoing Monthly Deduction can cause your Policy Account Value to drop below zero.

18	PROSPECTUS	BENEFITS AND POLICY VALUES

PREMIUMS, DEDUCTIONS AND CHARGES

PREMIUMS

Your Policy will take effect once you have paid your Minimum to Issue Premium, but not before your Policy’s Issue Date. Once your Policy has taken effect you decide the amount of your premium payments and when you want to make them. However, all premiums are subject to certain limitations. See “Limitations on Premiums.”

Issuing the Policy

Your Minimum to Issue Premium is the amount you must pay to put your Policy in force. It is shown in your Policy. If your Policy is backdated, then your first premium payment must be enough to cover Monthly Deductions due between the Policy Date and the Issue Date.

Subsequent premiums

When you set up your Policy, you may choose a modal planned premium. This is the premium that you intend to pay periodically. We will send you a reminder when your planned premium is due, annually, semi-annually or quarterly, as requested, but you are under no obligation to pay a premium as long as the Policy Account Value, less the Monthly Deductions and less Policy Debt, is not less than zero. Please note that your plan administrator may not permit all payment modalities.

All premiums must be paid to GIAC’s Customer Service Office. Each premium you pay must be at least $100, unless you are paying through a pre-authorized checking plan. GIAC may accept lower premium amounts in accordance with its current administrative procedures. GIAC reserves the right, from time to time, to establish administrative rules that set forth acceptable forms of premium payments. Premium payments that are not acceptable under these rules will be deemed to be not in Good Order, will not be credited to your Policy, and will be handled in accordance with our administrative procedures then in effect. These procedures may include returning the premium payment to you or contacting you for further information.

If you cancel a premium payment we will refund the payment and, if the Net Premium has already been allocated, we will reverse the investment options chosen. If your premium payment is returned by your bank for insufficient funds, we will write to you to request a replacement check. If a valid replacement check is not received within 10 days of our written request, we will reverse the investment options to which your Net Premium has been allocated. We reserve the right to hold you responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the investment options chosen. If we exercise this right we will recoup any losses resulting from a decline in the value of the investment options by deducting such losses from your Policy Account Value or pursuing legal remedies available to us.

Subsequent premium payments through pre-authorized checking plans

If you choose to pay subsequent premiums through a pre-authorized checking plan, each premium must be at least $25. We will automatically

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	19

deduct premium payments each month from a bank account you designate. We will not send a bill or a confirmation for these automatic payments. You may commence the pre-authorized check service at any time, unless your Policy has entered its grace period. If we are unable to obtain the premium payment from your bank account, we may automatically switch you to quarterly billing.

LIMITATIONS ON PREMIUMS

We may limit the amount that you can pay into your Policy, including refusing or refunding premiums you pay, to attempt to preserve your Policy’s treatment as life insurance under federal tax laws.

Under the Guideline Premium Test, the maximum premium we will accept in any Policy Year is the greatest amount that will not violate Section 7702. We will refund to you any portion of a premium payment that violates these section 7702 limits with interest at an annual rate of 6%. Under the Cash Value Accumulation Test, we will accept any premium that does not result in an increase in the death benefit as a result of Section 7702. If a premium would cause an increase in the death benefit under Section 7702, we will accept the payment provided that the total of premium payments in a Policy Year does not exceed 10 times your Policy’s Target Premium. If you do not meet this test, we may still accept your premium payment if you prove that the insured meets our insurance requirements.

We will refund any portion of a premium payment that exceeds these limits.

CREDITING PAYMENTS

Your initial premium will be credited when the Policy is issued. Thereafter, we normally credit your payment, and allocate the Net Premium, as of the end of the Business Day on which it is received in Good Order at our Customer Service Office. However, any payments that we receive in Good Order after your Policy has been issued that require additional underwriting will be held in GIAC’s general account and credited as of the date the underwriting process is complete. Interest earned in the general account accrues to the benefit of GIAC. We allocate the Net Premium in accordance with any instructions that accompany the payment or, if none, the most recent allocation instructions on file.

If (i) your payment is not identified as a premium payment, (ii) you do not provide specific instructions with your payment, or (iii) your payment is received during a grace period, we will use the payment:

•	first to repay any Policy Debt; and

•	then, as a premium payment.

Regardless of whether the payment is a premium payment or a loan repayment, the Net Premium is credited to the Policy Account Value and is allocated first to pay any due and unpaid Monthly Deductions; any remaining amount is allocated to the variable and fixed-rate investment options in accordance with your most recent allocation instructions.

20	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

See “How Your Premiums Are Allocated” and “Policy Loans” for specific information on how your payments are allocated among the fixed-rate and variable investment options.

HOW YOUR PREMIUMS ARE ALLOCATED

When you make a payment towards your Policy, the amount that remains after we deduct the premium charge (see “Deductions and Charges”) is the Net Premium. We invest your Net Premiums in the fixed-rate and/or variable investment options according to your instructions. When Net Premiums have been invested they become part of your Policy Account Value. Currently, there is no limit to the number of investment options to which you may allocate your Net Premiums and Policy Account Value, although we reserve the right to impose limitations in the future. As part of your initial application, you tell us how you would like your Net Premiums distributed among the various allocation options. The percentage you choose for each allocation option must be in whole numbers, and the total must equal 100%. You may change how your Net Premiums are invested at any time by telling us in writing at our Customer Service Office or by calling 800-441-6455. Before you can request a future allocation change by telephone, you must first establish a Personal Identification Number (PIN). If you did not request a PIN at the time of application, you may do so by contacting your Registered Representative or calling 800-441-6455. See “Transfers among the Investment Options” for further information on PINs and telephone transfer instructions. The change to your allocation instructions will be effective on and after the date we receive your instructions in Good Order at our Customer Service Office, but will not affect any existing Policy values. To change the allocation of these amounts, you must make a transfer. See “Transfers among the Investment Options.”

DEFAULT

On any Monthly Processing Date, if your Policy Account Value, less the Monthly Deduction and less Policy Debt, is less than zero, your Policy will enter the grace period. The grace period is a 61-day period beginning on that Monthly Processing Date. Your Policy remains in force during the grace period and a death benefit is payable should the insured die during the grace period but before the Policy lapses. The death benefit payable during the grace period will be reduced by the amount necessary to bring the Policy Account Value to zero and by any outstanding Policy Debt.

We will tell you that your Policy has entered the grace period and is in danger of lapsing, and the required payment you must make to keep it from lapsing, at least 30 days before the end of the grace period. Your required payment will be the amount required to bring the Policy Account Value less any Policy Debt to an amount equal to or greater than zero. If we do not receive this required payment by the end of the grace period, your Policy will lapse without value. Depending on the state in which your Policy is issued, you may receive more than 30 days’ notice that your Policy is in danger of lapsing. You should refer to your Policy for further details.

Investing your Net

Premiums

When you make a payment towards your Policy, the amount that remains after we deduct the premium charge is the Net Premium. We invest your Net Premiums according to your instructions. When Net Premiums have been invested, they become part of your Policy Account Value.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	21

Please note that while you need only make the required payment to keep your Policy from lapsing currently, we will recommend that your required payment be supplemented by an additional amount as set forth in the default notice we will send to you in order to help prevent your Policy from entering the grace period again on a subsequent Monthly Processing Date.

Payments made during a grace period are applied first as a loan repayment, if applicable. See “Interest on Your Policy Loan” and “Repaying Your Policy Loan” in the section titled “Policy Loans.” Any remaining amount is treated as a premium payment and allocated, after deducting any applicable premium charge, first to pay charges due, but not collected, and finally, to the fixed-rate and variable investment options according to your allocation instructions.

Required loan repayments

If, at any time, you have outstanding Policy Debt, you do not pay the accrued interest due on a Policy Anniversary, and there are insufficient values in your Policy to capitalize the amount due, your Policy will enter the grace period and we will require you to make a loan repayment. See “Interest on Your Policy Loan.” If you do not make the required loan repayment by the end of the grace period, the Policy will lapse. We will notify you at least 30 days before the end of the applicable grace period and advise you of this situation.

REINSTATING YOUR POLICY

If your Policy has lapsed (and you have not surrendered it for its Net Cash Surrender Value) you may reinstate it up to three years after the date of lapse.

To reinstate your Policy:

•	we must receive your signed written application for reinstatement in Good Order at our Customer Service Office;

•	the insured must be alive on the date the reinstatement takes effect;

•	you must show that the insured meets our insurance requirements;

•

you must repay or reinstate any outstanding Policy Debt as of the date of lapse with interest at the maximum Policy loan interest rate from the date of lapse to the date of reinstatement (we will also credit interest to amounts in the Loan Account from the date of lapse to the date of reinstatement as described in “Policy Loans”);

•

you must pay any amount by which the Policy Account Value minus Policy Debt was less than zero on the date of lapse, plus interest on this amount at an annual rate of 6% from the date of lapse to the date of reinstatement; and

•

you must make a premium payment of an amount that, after deduction of applicable premium charges, is equal to three times the Monthly Deduction due on the Monthly Processing Date on which the reinstatement will be effective.

22	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

Your reinstated Policy will have the same Policy Date, Total Face Amount and death benefit option as the Policy that lapsed. The date of reinstatement will be the Monthly Processing Date on or after the date we approve the reinstatement. Charges for the Policy after reinstatement will be based on the insured’s Attained Age at the time of reinstatement. Your reinstated policy will have a new two-year contestable period. The Policy Account Value upon reinstatement will be the Policy Account Value in effect at the time of lapse, plus any required premium payment described above, after deduction of the premium charge, plus interest credited to the Loan Account from the date of lapse.

The interest rate payable on amounts by which the Policy Account Value minus Policy Debt is less than zero may vary by state law. You should refer to your Policy for further details.

DEDUCTIONS AND CHARGES

GIAC makes various deductions and charges that are required to maintain your Executive Benefits VUL policy. These charges cover certain costs we incur with respect to the Policies, including:

•

the cost of underwriting, issuing and maintaining the Policies, including preparing and sending billing notices, reports and policyowner statements, communications with insurance agents and other overhead costs;

•	the risk that those insured under the Policies may not live as long as we estimated when we issued the Policy, and that our administrative expenses may also be higher than expected;

•	the cost of paying death benefits, especially in the early Policy Years when the Policy Account Value may be far below the death benefit we pay if the insured dies; and

•

our sales and promotional expenses, commissions, and local, state and federal taxes including premium taxes. You may not claim the portion of these charges used to pay taxes as a federal income tax deduction. Premium taxes vary from jurisdiction to jurisdiction and, as a general rule, currently range up to 5%; however, certain municipalities in the state of Kentucky impose an additional premium tax ranging up to 10% on first-year premiums.

The amount of a charge does not necessarily correspond to our costs in providing the service or benefits associated with a particular Policy. For example, the premium charge may not cover all of our actual sales expenses for the Policies, and proceeds from other charges, including the mortality and expense risk charge and cost of insurance charges, may be used in part to cover sales expenses. There may be a guaranteed charge, or maximum charge, and a current charge. The guaranteed charge is the most that we can charge you for a particular item. The current charge is what we are now charging for that item. We have the right to increase the current charge up to the guaranteed charge. We will tell you if we increase these charges. Once deductions and charges are taken from your Policy they do not contribute to the value of your Policy.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	23

All of the deductions and charges are summarized and explained below. Any charges applicable to your Policy will be indicated in the “Policy Data” section of your Policy. Contact our Customer Service Office for more information about the deductions and charges. For information regarding compensation paid for the sale of the Policies, see “Distribution of the  Policies.”

TRANSACTION FEES

Premium charge

During each of the first 10 Policy Years after issue, a charge of 9% is deducted from each premium you pay until you have paid one Target Premium in a Policy Year. After the 10th Policy Anniversary, this charge drops to 5% for premiums paid in a Policy Year until you have paid one Target Premium in a Policy Year. On premiums in excess of one Target Premium in a Policy Year, we deduct a premium charge of 5% in the first 10 Policy Years and 3% in each year thereafter. The Target Premium only applies to the Policy’s Basic Face Amount and depends upon the insured’s age at issue, underwriting class and sex (unless sex-neutral rates are required by law).

Transfer charge

You may transfer your Policy Account Value among the allocation options. If you make more than 12 transfers within a Policy Year, we reserve the right to charge you $25 for each additional transfer you make in that year. We will deduct the transfer charge from the allocation options from which you are making the transfer, and will use this amount to offset our processing costs.

We will not deduct a transfer charge when:

•	you make multiple transfers under your Policy’s dollar cost averaging or automatic portfolio rebalancing features;

•	you transfer amounts as part of taking or repaying a Policy loan; or

•	you transfer amounts out of a variable investment option because the investment policies of the corresponding mutual fund have materially changed.

We do not currently deduct transfer charges.

Reinstatement charge

If you reinstate your Policy following lapse, you must pay:

•

the amount by which the Policy Account Value minus Policy Debt was less than zero on the date of lapse, plus interest on this amount at an annual rate of 6% from the date of lapse to the date of reinstatement;

•

interest at the maximum Policy loan interest rate from the date of lapse to the date of reinstatement on any outstanding Policy Debt as of the date of lapse (if the loan is being reinstated) or, if the loan is not being reinstated, the amount of any outstanding Policy Debt as of the date of lapse plus interest at the maximum loan interest rate from date of lapse to date of reinstatement; and

24	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

•

a premium payment of an amount that, after deduction of applicable premium charges, is equal to three times the Monthly Deduction due on the Monthly Processing Date on which the reinstatement will be effective.

PERIODIC FEES

On each Monthly Processing Date, we deduct from the Policy Account Value amounts to cover the cost of insuring the insured and the mortality and expense risk charge. The sum of these charges is your Policy’s Monthly Deduction. It is made proportionately from your Policy Account Value in the fixed-rate and variable investment options. The Monthly Deduction is calculated after we process any other requested transactions on the Policy, such as premium payments, loan repayments, withdrawals, transfers, Total Face Amount changes and changes in death benefit option.

Mortality and expense risk charge

We deduct this charge based on the Policy Account Value in the variable investment options.

The current monthly charge is 0%.

The mortality and expense risk charge is guaranteed never to exceed 0.25% of the Policy Account Value in the variable investment options.

Cost of insurance charge

This charge is based on our cost of insurance rates for insured people of the same age, sex, Total Face Amount and underwriting class. The maximum that we can charge for each $1,000 of Net Amount at Risk for the Initial Total Face Amount is set out in your Policy and is based on the 2001 Commissioners’ Standard Ordinary Mortality Tables published by the National Association of Insurance Commissioners. The cost of insurance rate generally increases as the insured gets older. Our current cost of insurance charge rates are lower than the guaranteed charges.

GIAC may use simplified underwriting or other underwriting methods that would cause healthy individuals within the group to pay higher cost of insurance rates than they would pay under a substantially similar policy that is offered by GIAC using different underwriting methods.

We calculate the cost of insurance charge by multiplying your Policy’s Net Amount at Risk each month by the current cost of insurance rate that applies to the insured, and dividing the result by $1,000. The Net Amount at Risk reflects the difference between the death benefit and the Policy Account Value. The Net Amount at Risk is affected by investment performance, payments of premiums, fees and charges under the Policy, death benefit option chosen, partial withdrawals, and changes in the Total Face Amount. Your Policy’s cost of insurance charge is calculated after the deduction of all other monthly Policy charges. We may change the cost of insurance rates prospectively, at our discretion, up to the guaranteed rate listed in your Policy. We will not assess a surcharge to

Monthly

Deduction

Each month we deduct from the Policy Account Value amounts for the cost of insuring the insured, and, if applicable, a mortality and expense risk charge.

Cost of insurance

charge

This charge allows us to pay death benefits, especially in the early Policy Years when the Policy Account Value is far below the death benefit we pay if the insured dies.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	25

the cost of insurance rates for insureds in substandard underwriting classes that reflect higher mortality risks and would result in higher cost of insurance rates.

OTHER CHARGES AND DEDUCTIONS

Interest on Policy loans

If you have outstanding Policy Debt, we charge compound interest that accrues daily at an annual rate of 4%, payable in arrears until the later of the 10th Policy Anniversary or the insured’s Attained Age 60. At that time, the current annual rate falls to 3.1% for all existing and new Policy loans and is guaranteed not to exceed an annual rate of 3.5%. Interest is due on each Policy Anniversary. If you do not pay the interest on your loan when it is due, the amount will be capitalized and added to the Loan Account. See “Policy Loans.” The maximum amount of interest that can be capitalized is 100% of Unloaned Policy Account Value.

Deductions from the Separate Account

We have the right to charge the Separate Account, the account through which we invest your Net Premiums in the variable investment options, for any federal, state or local income taxes relating to the Separate Account. We also have the right to impose additional charges if there is a change in our tax status, if the income tax treatment of variable life insurance changes for insurance companies, or if there are any other tax-related charges associated with the Separate Account or the Policies. We don’t currently charge for taxes attributable to the Separate Account.

Deductions from mutual funds

Daily deductions are made from the assets of the mutual funds to cover advisory fees and other expenses. As a result, you pay these fees and expenses indirectly. These expenses, which vary from year to year, are summarized in the Charges and Deductions tables of this prospectus and described in more detail in each fund’s prospectus.

26	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

YOUR ALLOCATION OPTIONS

AS PART OF YOUR POLICY you are able to direct where a portion of your Net Premiums and Policy Account Value are allocated. There are several variable investment options and a fixed-rate option.

THE VARIABLE INVESTMENT OPTIONS

The variable investment options give you the opportunity to invest a portion of your Net Premiums, indirectly, in a series of mutual funds offering variable rates of return. The value of your investments will vary depending on the performance of the mutual funds. There is no minimum guaranteed Policy Account Value for the portion of your Policy that is held in the variable investment options.

The Separate Account

The Separate Account is the account through which we invest your Net Premiums in the variable investment options. We are the record owner of the assets in the Separate Account, and use these assets exclusively to support the variable life insurance policies issued through the Separate Account. The Separate Account consists of 57 investment divisions, each corresponding to a mutual fund or a series of a mutual fund in which the Separate Account invests. The Separate Account was established by GIAC’s Board of Directors on September 23, 1999, under the insurance law of the state of Delaware, and meets the definition of a separate account under the federal securities laws. Our Separate Account is registered with the SEC as a unit investment trust — a type of investment company under the Investment Company Act of 1940 (the 1940 Act). Registration under the 1940 Act does not involve any supervision by the SEC of the investment management or programs of the Separate Account or GIAC. However, both GIAC and the Separate Account are subject to regulation under Delaware law. GIAC is also subject to the insurance laws and regulations of all states and jurisdictions where it is authorized to do business.

Income, gains and losses, whether or not realized, from assets allocated to the Separate Account will be credited to or charged against the Separate Account without regard to our other income, gains or losses. Income, gains and losses credited to, or charged against, a variable investment option reflect that variable investment option’s investment performance and not the investment performance of our other assets. GIAC owns the assets held in the Separate Account. The assets equal to the reserves and other liabilities of the Separate Account are used only to support the variable life insurance policies issued through the Separate Account. Delaware insurance law provides that these assets may not be used to satisfy liabilities arising from any other business that GIAC may conduct. This means that the assets supporting Policy values maintained in the variable investment options are not available to meet the claims of GIAC’s general creditors. GIAC may also retain in the Separate Account assets that exceed the reserves and other liabilities of the Separate Account. Such assets can include GIAC’s direct contributions to the Account, or the investment results attributable to GIAC’s retained assets. Because such retained assets do not support Policy values, GIAC may

YOUR ALLOCATION OPTIONS	PROSPECTUS	27

transfer them from the Separate Account to its general account. We are obligated to pay all amounts promised under the Policy.

Each mutual fund is described briefly below. Complete information can be found in the accompanying fund prospectuses.

The funds

Each of the funds corresponding to a variable investment option is either an open-end management company or a series of an open-end management company registered with the Securities and Exchange Commission. We buy and sell shares of the funds at their net asset value in response to your instructions and other policy-related transactions.

Currently, other investment products that we and other insurers offer are also able to invest in certain of the mutual funds through the Separate Account. While the Board of Directors of each fund monitors activities in an effort to avoid or correct any material irreconcilable conflicts arising out of this arrangement, we may also take actions to protect the interests of our policyowners. See “Rights Reserved by GIAC” and the prospectuses for the individual mutual funds.

Investment objectives and policies of the funds

Each fund has a different investment objective that it tries to achieve by following certain investment policies. These objectives affect the potential risks and returns for each fund, and there is no guarantee that a fund will be able to meet its investment objectives fully. Some funds have similar investment objectives and policies to other funds managed by the same adviser. The investment results of the funds, however, may be higher or lower than the adviser’s other funds. There is no assurance, and we make no representation, that the performance of any fund will be comparable to the performance results of any other fund.

The table below summarizes each fund’s investment objective, along with the typical investments that make up that fund.

There is no assurance that any of the funds will achieve its stated objective(s). For example, during extended periods of low interest rates, the yields of money market variable investment options may become extremely low and possibly negative.

You can find more detailed information about the funds, including a description of risks and expenses, in the prospectuses for the funds that accompany this prospectus. You should read these prospectuses carefully, consider the investment objectives, risks, fees and charges, and keep the prospectuses for future reference.

The AllianceBernstein, American Century, BlackRock, Davis, Delaware, Evergreen, Fidelity, Franklin/Templeton, Fred Alger, Gabelli, Ibbotson, Invesco, Ivy, Janus, MFS, Oppenheimer, and PIMCO fund complexes (or affiliated entities) are not affiliated with GIAC.

28	PROSPECTUS	YOUR ALLOCATION OPTIONS

Variable investment options

Funds	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address
RS Large Cap Alpha VIP Series (Class I)	Long-term capital appreciation	Normally invests at least 80% of its net assets in companies considered by RS Investments at the time to be large-cap companies, those within the range of the Russell 1000® Index.	RS Investment Management Co. LLC (Adviser) (RS) 388 Market Street San Francisco, California 94111
RS S&P 500 Index VIP Series (Class I)	To track the investment performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”)	Normally invests at least 95% of its net assets in common stocks of companies in the S&P 500® Index, which emphasizes large U.S. companies	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, California 94111 Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, New York 10004
RS High Yield Bond VIP Series (Class I)	Current income; capital appreciation is a secondary objective.	Corporate bonds and other debt securities rated below investment grade; (“high yield,” lower quality debt securities are commonly referred to as “junk bonds”)	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, California 94111 Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, New York 10004
RS Low Duration Bond VIP Series (Class I)	A high level of current income consistent with preservation of capital.	Investment grade debt obligations, such as corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, California 94111 Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, New York 10004
RS Partners VIP Series (Class I)	Long-term growth.	Principally, equity securities of companies with market capitalizations of up to 120% of the market capitalization of the largest company included in the Russell 2000® Index that the investment team believes possess improving returns on investment capital.	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, California 94111
RS Investment Quality Bond VIP Series (Class I)	To secure maximum current income without undue risk to principal; capital appreciation is a secondary objective.	Investment grade debt obligations, including corporate bonds, mortgage backed and asset-backed securities, and obligations of the U.S. government and its agencies.	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, California 94111 Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, New York 10004
RS Money Market VIP Series (Class I)	Seeks as high a level of current income as is consistent with liquidity and preservation of capital.	U.S. dollar-denominated high-quality, short-term instruments.	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, California 94111 Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, New York 10004

YOUR ALLOCATION OPTIONS	PROSPECTUS	29

Variable investment options

Funds	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address
RS International Growth VIP Series (Class I)	Long-term capital appreciation. It is anticipated that long-term capital appreciation will be accompanied by dividend income.	Common stocks and convertible securities issued by foreign companies; does not usually focus its investments in a particular industry or country

RS Investment Management Co. LLC
(Adviser)

388 Market Street

San Francisco, California 94111

Guardian Baillie Gifford Limited (Sub-adviser)

Baillie Gifford Overseas Limited
(Sub-sub-adviser)

Calton Square, 1 Greenside Row

Edinburgh, EH1 3AN Scotland

RS Emerging Markets VIP Series (Class I)	Long-term capital appreciation. It is anticipated that long-term capital appreciation will be accompanied by dividend income.	Common stocks and convertible securities of emerging market companies whose economy or markets are considered by the International Finance Corporation and the World Bank to be emerging or developing

RS Investment Management Co. LLC
(Adviser)

388 Market Street

San Francisco, California 94111

Guardian Baillie Gifford Limited
(Sub-adviser)

Baillie Gifford Overseas Limited
(Sub-sub-adviser)

Calton Square, 1 Greenside Row

Edinburgh, EH1 3AN Scotland

RS Small Cap Growth Equity VIP Series (Class I)	Long-term capital appreciation	Common stocks of companies with small market capitalization which the investment team defines as those with market capitalizations of $3 billion or below at the time of initial purchase.	RS Investment Management Co. LLC 388 Market Street San Francisco, California 94111
RS Global Natural Resources VIP Series (Class II)	Long-term capital appreciation	At least 80% of its net assets in securities of natural resources companies that the investment team believes possess improving returns on investment capital.	RS Investment Management Co. LLC 388 Market Street San Francisco, California 94111
Alger Capital Appreciation Portfolio (Class S)	Long-term capital appreciation	Under normal market circumstances, the Portfolio invests at least 85% of its net assets plus any borrowing for investment purposes in equity securities of companies of any market capitalization that the adviser believes demonstrates promising growth potential	Fred Alger Management, Inc. (Fred Alger) 111 Fifth Avenue New York, New York 10003
AllianceBernstein VPS Global Thematic Growth Portfolio (Class B)	Long-term growth of capital	Securities in a global universe of companies in multiple industries that may benefit from long-term trends. The portfolio’s investments will not be restricted to any particular sector or industry	AllianceBernstein L.P. (AllianceBernstein) 1345 Avenue of the Americas New York, New York 10105
AllianceBernstein VPS Growth and Income Portfolio (Class B)	Long-term growth of capital	Equity securities of companies that the Advisor believes are undervalued	AllianceBernstein L.P. (AllianceBernstein) 1345 Avenue of the Americas New York, New York 10105
AllianceBernstein VPS International Value Portfolio (Class B)	Long-term growth of capital	Equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging market countries. Companies that are determined by the Adviser’s Bernstein unit to be undervalued, using fundamental value approach.	AllianceBernstein L.P. (AllianceBernstein) 1345 Avenue of the Americas New York, New York 10105

30	PROSPECTUS	YOUR ALLOCATION OPTIONS

Variable investment options

Funds	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address
AllianceBernstein VPS Large Cap Growth Portfolio (Class B)	Long-term growth of capital	Equity securities of a limited number of large, carefully selected, high-quality U.S companies that are judged likely to achieve superior earnings growth	AllianceBernstein L.P. (AllianceBernstein) 1345 Avenue of the Americas New York, New York 10105
AllianceBernstein VPS Real Estate Investment Portfolio (Class B)	Total return from long-term growth of capital and income	Equity securities of real estate investment trusts or “REITS” and other real estate industry companies. May invest in mortgage-backed securities, short-term investment grade debt securities and other fixed-income securities.	AllianceBernstein L.P. (AllianceBernstein) 1345 Avenue of the Americas New York, New York 10105
AllianceBernstein VPS Value Portfolio (Class B)	Long-term growth of capital	Diversified portfolio of equity securities of U.S. companies, generally representing at least 125 companies, with relatively large market capitalizations that the Adviser believes are undervalued.	AllianceBernstein L.P. 1345 Avenue of the Americas New York, New York 10105
American Century VP Capital Appreciation Fund (Class 1 Shares)	Capital growth	The fund will usually purchase common stocks of companies that are medium-sized and smaller at the time of purchase. Although the portfolio managers intend to invest the fund’s assets primarily in U.S. stocks, the fund may invest in securities of foreign companies.	American Century Investment Management, Inc. (American Century) 4500 Main Street Kansas City, Missouri 64111
American Century VP Mid Cap Value Fund (Class 1 Shares)	Long-term capital growth with income as secondary objective	The fund invests at least 80% of its assets in medium size companies. The fund considers medium size companies to include those whose market capitalization at the time of purchase is within the capitalization range of the Russell 3000® Index, excluding the largest 100 such companies. The portfolio managers intend to manage the fund so that its weighted capitalization falls within the capitalization range of the members of the Russell Midcap® Index.	American Century Investment Management, Inc. 4500 Main Street Kansas City, Missouri 64111
BlackRock Global Allocation V.I. Fund (Class III)	High total investment return	Equity, debt and money market securities primarily in North and South America, Europe, Australia, and the Far East. May invest in both developed and emerging markets.

BlackRock Advisors, LLC
(Adviser) (BlackRock)

100 Bellevue Parkway

Wilmington, Delaware 19809

BlackRock Investment
Management, LLC
(Sub-adviser)

P.O. Box 9011

Princeton, New Jersey
08543-9011

BlackRock Asset Management U.K. Limited
(Sub-adviser)

33 King William Street

London EC4R 9AS England

Davis Financial Portfolio	Long-term growth of capital	Concentrates its investments in the financial sector.

Davis Selected Advisers, LP
(Adviser) (Davis)

2949 East Elvira Road, Suite 101

Tucson, Arizona 85756

Davis Selected Advisers- NY, Inc.
(Sub-adviser)

2949 East Elvira Road, Suite 101

Tucson, Arizona 85756

YOUR ALLOCATION OPTIONS	PROSPECTUS	31

Variable investment options

Funds	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address
Davis Real Estate Portfolio	Total return through a combination of growth and income	Concentrates its investments in the real estate sector

Davis Selected Advisers, LP (Adviser) (Davis)

2949 East Elvira Road, Suite 101

Tucson, Arizona 85756

Davis Selected Advisers- NY, Inc. (Sub-adviser)

2949 East Elvira Road, Suite 101

Tucson, Arizona 85756

Davis Value Portfolio	Long-term growth of capital	Invests primarily in equity securities issued by large companies with market capitalizations of at least $10 billion.

Davis Selected Advisers, LP (Adviser) (Davis)

2949 East Elvira Road, Suite 101

Tucson, Arizona 85756

Davis Selected Advisers-NY, Inc.
(Sub-adviser)

2949 East Elvira Road, Suite 101

Tucson, Arizona 85756

Delaware VIP Limited-Term Diversified Income Series (Service Class)	Seeks maximum total return, consistent with reasonable risk	Under normal circumstances, the Series will invest at least 80% of its net assets in investment-grade fixed income securities, including, but not limited to, fixed income securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and by U.S. corporations. The Series may invest up 20% of its assets in below investment-grade securities. Additionally, the Series may also invest up to 20% of its net assets in foreign securities, including up to 10% of its net assets in securities of issuers located in emerging markets. The Series’ total non-U.S. dollar currency exposure will be limited, in the aggregate, to no more than 10% of net assets.

Delaware Management Company, a series of Delaware Management Business Trust, which is an indirectly wholly-owned subsidiary of Delaware Management Holdings, Inc. (Delaware)

2005 Market Street

Philadelphia, Pennsylvania 19103

Delaware VIP Diversified Income Series (Service Class)	Long-term total return consistent with reasonable risk	The Series invests primarily in bonds allocated among four sectors of the fixed income market: the U.S. investment grade sector, the U.S. high yield sector; the International Developed Markets Sector; and the Emerging Markets Sector. The Series’ investments in emerging markets will, in the aggregate, be limited to no more than 15% of the Series’ total assets. The investment manager will limit non-U.S. dollar denominated securities to no more than 50% of net assets, but total non-U.S. dollar currency exposure will be limited, in aggregate, to no more than 25% of net assets.

Delaware Management Company, a series of Delaware Management Business Trust, which is an indirectly wholly-owned subsidiary of Delaware Management Holdings, Inc. (Delaware)

2005 Market Street

Philadelphia, Pennsylvania 19103

32	PROSPECTUS	YOUR ALLOCATION OPTIONS

Variable investment options

Funds	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address
Delaware VIP Emerging Markets Series (Service Class)	Long-term capital appreciation	The Series invests primarily in equity securities issued by companies located in emerging foreign countries. Under normal circumstances, the Series will invest at least 80% of its net assets in emerging market issuers. The Series’ portfolio manager may invest up to 35% of the Series’ net assets in fixed-income securities issued by companies in emerging countries or by foreign governments, their agents, instrumentalities or political sub-divisions. The portfolio manager may invest more than 25% of Series’ total assets in the securities of issuers located in the same country.

Delaware Management Company, a series of Delaware Management Business Trust, which is an indirectly wholly-owned subsidiary of Delaware Management Holdings, Inc. (Delaware)

2005 Market Street

Philadelphia, Pennsylvania 19103

Evergreen VA International Equity Fund (Class II)	Long-term capital growth and secondarily, modest income	Normally invests at least 80% of its assets in equity securities issued by, in the portfolio manager’s opinion, established and quality non-U.S. companies located in countries with developed markets. May purchase securities across all market capitalizations. May also invest in emerging markets. Normally invests at least 65% of its assets in securities of companies in at least three countries (other than the United States).	Evergreen Investment Management Company, LLC (Evergreen) 200 Berkeley Street Boston, Massachusetts 02116-5034
Fidelity VIP Contrafund® Portfolio (Service Class 2)	Long-term capital appreciation	Normally invests primarily in common stocks. Invests in securities of companies whose value Fidelity Management & Research Company (FMR) believes is not fully recognized by the public. Invests in domestic and foreign issuers. Allocates the fund’s assets across different market sectors, using different Fidelity managers. Invests in either “growth” stocks or “value” stocks or both.	Fidelity Management & Research Company and its affiliates (Fidelity) 82 Devonshire Street Boston, Massachusetts 02109
Fidelity VIP High Income Portfolio (Service Class 2)	High level of current income while also considering growth of capital	Normally invests primarily in income-producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities. Potentially invests in non-income producing securities, including defaulted securities and common stocks. Invests in companies in troubled or uncertain financial condition. Invests in domestic and foreign issuers.	Fidelity Management & Research Company and its affiliates (Fidelity) 82 Devonshire Street Boston, Massachusetts 02109

YOUR ALLOCATION OPTIONS	PROSPECTUS	33

Variable investment options

Funds	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address
Fidelity VIP Mid Cap Portfolio (Service Class 2)	Long-term growth of capital	Normally invests primarily in common stocks. Normally invests at least 80% of assets in securities of companies with medium market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell Midcap® Index or the Standard & Poor’s® MidCap 400 Index (S&P® MidCap 400)). Potentially invests in companies with smaller or larger market capitalizations. Invests in domestic and foreign issuers. Invests in either “growth” stocks or “value” stocks or both.	Fidelity Management & Research Company and its affiliates (Fidelity) 82 Devonshire Street Boston, Massachusetts 02109
Franklin Small Cap Value Securities Fund (Class 2)	Seeks long-term total return	The fund normally invests at least 80% of its net assets in investments of small capitalization companies.	Franklin Advisory Services, LLC (Franklin) One Parker Plaza, Ninth Floor Fort Lee, New Jersey 07024
Gabelli Capital Asset Fund	Growth of capital; current income as secondary objective	U.S. common stock, preferred stock and securities that may be converted at a later time into common stock. Up to 25% of the Fund’s assets may be invested in securities of foreign issuers	Gabelli Funds, LLC (Gabelli) One Corporate Center Rye, New York 10580-1422
Ibbotson Balanced ETF Asset Allocation Portfolio (Class II)	Capital appreciation and some current income	Primarily invests in a portfolio of underlying ETFs. The portfolio typically expects to invest 60% in underlying ETFs that invest primarily in equity securities of large, medium and small sized companies and may include other investments such as commodities and commodity futures, and 40% in ETFs that invest primarily in fixed-income and money market securities	ALPS Advisors, Inc. (Adviser) (ALPS) 1290 Broadway, Suite 1100 Denver, Colorado 80203 Ibbotson Associates (Sub-adviser) 22 W. Washington Street Chicago, Illinois 60602
Ibbotson Income and Growth ETF Asset Allocation Portfolio (Class II)	Current income and capital appreciation	Primarily invests in a portfolio of underlying ETFs. The portfolio typically expects to invest 60% in underlying ETFs that invest primarily in fixed-income securities and money market instruments and 40% in underlying ETFs that primarily invest in equity securities of large, medium and small sized companies and may include other investments such as commodities and commodity futures.	ALPS Advisors, Inc. (Adviser) (ALPS) 1290 Broadway, Suite 1100 Denver, Colorado 80203 Ibbotson Associates (Sub-adviser) 22 W. Washington Street Chicago, Illinois 60602
Ibbotson Growth ETF Asset Allocation Portfolio (Class II)	Capital appreciation	Primarily invests in a portfolio of underlying ETFs. The portfolio typically expects to invest 80% in underlying ETFs that invest primarily in equity securities of large, medium and small sized companies and may include other investments such as commodities and commodity futures and 20% in underlying ETFs that invest primarily in fixed-income and money market securities.	ALPS Advisors, Inc. (Adviser) (ALPS) 1290 Broadway, Suite 1100 Denver, Colorado 80203 Ibbotson Associates (Sub-adviser) 22 W. Washington Street Chicago, Illinois 60602

34	PROSPECTUS	YOUR ALLOCATION OPTIONS

Variable investment options

Funds	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address
Invesco V.I. Core Equity Fund (Series II) (previously AIM V.I. Core Equity Fund)	Long-term growth of capital	The Fund invests, under normal circumstances, at least 80% of assets (plus borrowings for investment purposes) in equity securities.	Invesco Advisers, Inc. 1555 Peachtree St., N. E. Atlanta, Georgia 30309
Invesco V.I. Government Securities Fund (Series II) (previously AIM V.I. Government Securities Fund)	Total return, comprised of current income and capital appreciation	Debt securities issued, guaranteed or otherwise backed by the U.S. government or its agencies and instrumentalities.	Invesco Advisers, Inc. 1555 Peachtree St., N. E. Atlanta, Georgia 30309
Invesco V.I. Mid Cap Core Equity Fund (Series II) (previously AIM V.I. Mid Cap Core Equity Fund)	Long-term growth of capital	The Fund invests, under normal circumstances, at least 80% of net assets (plus borrowings for investment purposes) in equity securities of mid-capitalization companies	Invesco Advisers, Inc. 1555 Peachtree St., N. E. Atlanta, Georgia 30309
Invesco V.I. Utilities Fund (Series II ) (previously AIM V.I. Utilities Fund)	Long-term growth of capital and secondarily current income	Equity securities of issuers engaged primarily in utilities-related industries	Invesco Advisers, Inc. 1555 Peachtree St., N. E. Atlanta, Georgia 30309
Invesco Van Kampen V.I. Growth and Income Fund (Series II) (previously Van Kampen LIT Growth and Income Portfolio)	Long-term growth of capital and income	Income-producing equity securities, including common stocks and convertible securities (although investments are also made in non-convertible preferred stocks and debt securities)	Invesco Advisers, Inc. 1555 Peachtree St., N. E. Atlanta, Georgia 30309
Ivy Funds VIP Small Cap Growth	Seeks growth of capital	Under normal market conditions, invests at least 80% of its net assets in common stocks of small cap domestic and, to a lesser extent, foreign companies. Small cap companies typically are companies with market capitalizations below $3.5 billion. The Portfolio emphasizes relatively new or unseasoned companies in their early stages of development, or smaller companies positioned in new or emerging industries where there is opportunity for rapid growth.	Waddell & Reed Investment Management Company 6300 Lamar Avenue P.O. Box 29217 Shawnee Mission, Kansas 66201-9217
Janus Aspen Enterprise Portfolio (Service Shares)	Seeks long-term growth of capital	The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index. Market capitalization is a commonly used measure of the size and value of a company.	Janus Capital Management LLC (Janus) 151 Detroit Street Denver, Colorado 80206-4805
Janus Aspen Forty Portfolio (Service Shares)	Seeks long-term growth of capital	The Portfolio pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger well-established companies to smaller, emerging growth companies.	Janus Capital Management LLC (Janus) 151 Detroit Street Denver, Colorado 80206-4805

YOUR ALLOCATION OPTIONS	PROSPECTUS	35

Variable investment options

Funds	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address
Janus Aspen Perkins Mid Cap Value Portfolio (Service Shares)	Seeks capital appreciation	The Portfolio pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The Portfolio primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The Portfolio invests, under normal circumstances, at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap® Value Index. This average is updated monthly.	Janus Capital Management LLC (Janus) 151 Detroit Street Denver, Colorado 80206-4805 Perkins Investment Management LLC 311 S. Wacker Drive, Suite 6000 Chicago, Illinois 60606
Janus Aspen Janus Portfolio (Service Shares)	Seeks long-term growth of capital	The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio may invest in companies of any size, it generally invests in larger, more established companies	Janus Capital Management LLC (Janus) 151 Detroit Street Denver, Colorado 80206-4805
Janus Aspen Worldwide Portfolio (Service Shares)	Seeks long-term growth of capital in a manner consistent with the preservation of capital	The Portfolio pursues its Investment objective by investing primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from several different countries, including the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets. The Portfolio may also invest in U.S. and foreign debt securities.	Janus Capital Management LLC (Janus) 151 Detroit Street Denver, Colorado 80206-4805
MFS Growth Series (Service Class)	Seeks capital appreciation	Invests in stocks of companies MFS believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.	Massachusetts Financial Services Company (MFS) 500 Boylston Street Boston, Massachusetts 02116
MFS Research Series (Service Class)	Seeks capital appreciation	Invests primarily in equity securities. Generally focuses on companies with large capitalizations, but may invest in companies of any size. A team of investment research analysts selects investments for the fund. MFS allocates the fund’s assets to analysts by broad market sectors.	Massachusetts Financial Services Company (MFS) 500 Boylston Street Boston, Massachusetts 02116
MFS Strategic Income Series (Service Class)	Seeks total return with an emphasis on high current income, but also considering capital appreciation	Invests primarily in debt instruments such as U.S. and foreign government securities, U.S. and foreign corporate bonds and mortgage-backed and asset-backed securities. May invest up to 100% of its assets in lower quality debt instruments.	Massachusetts Financial Services Company (MFS) 500 Boylston Street Boston, Massachusetts 02116

36	PROSPECTUS	YOUR ALLOCATION OPTIONS

Variable investment options

Funds	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address
MFS Total Return Series (Service Class)	Seeks total return	The fund invests in a combination of equity securities and debt instruments. The fund normally invests between 40% and 75% of its assets in equity securities and at least 25% of its assets in fixed-income senior securities.	Massachusetts Financial Services Company (MFS) 500 Boylston Street Boston, Massachusetts 02116
Mutual Shares Securities Fund (Class 2)	Seeks capital appreciation, with income as a secondary goal	The fund normally invests primarily in U.S. and foreign equity securities that the manager believes are undervalued. The Fund also invests, to a lesser extent, in risk arbitrage securities and distressed companies.	Franklin Mutual Advisers, LLC (Franklin Mutual) 101 John F. Kennedy Parkway Short Hills, New Jersey 07078
Oppenheimer Global Securities Fund/VA (Service Class)	Long-term capital appreciation	The Fund mainly invests in common stock of U.S. and foreign companies, The Fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the Fund currently emphasizes its investment in developed markets such as the United States, Western European countries and Japan. The Fund does not limit its investments to companies in a particular capitalization range, but primarily invests in mid- and large-cap companies.	OppenheimerFunds, Inc. Two World Financial Center 225 Liberty Street, 11th Floor New York, New York 10281-1008
PIMCO Real Return Portfolio (Advisor Class)	Maximum real return, consistent with preservation of real capital and prudent investment management	Under normal circumstances at least 80% of its net assets are invested in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements	PIMCO 840 Newport Center Drive Newport Beach, California 92660
PIMCO Total Return Portfolio (Advisor Class)	Maximum total return, consistent with preservation of capital and prudent investment management	Under normal circumstances at least 65% of its total assets are invested in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.	PIMCO 840 Newport Center Drive Newport Beach, California 92660
Templeton Global Bond Securities Fund (Class 2)	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration	The fund normally invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.	Franklin Advisers, Inc. One Franklin Parkway San Mateo, California 94403-1906
Templeton Growth Securities Fund (Class 2)	Seeks long-term capital growth	The fund normally invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets	Templeton Global Advisors Limited (Adviser) (Templeton) Lyford Cay Nassau, Bahamas Templeton Asset Management Ltd. (Sub-adviser) #7 Temasek Boulevard, #38-03 Suntec Tower One Singapore 038987

YOUR ALLOCATION OPTIONS	PROSPECTUS	37

Relationship with the underlying mutual funds

The underlying mutual funds incur expenses each time they sell, administer or redeem their shares. GIAC, on behalf of the Separate Account, will aggregate the policyowner purchases, redemptions and transfer requests and submit a net or aggregated purchase/redemption request to each underlying mutual fund daily. Because the Separate Account aggregates transactions, the underlying mutual fund does not incur the expense of processing individual transactions that it would normally incur if it sold its shares directly to the public. GIAC incurs these expenses instead. We also incur the distribution costs of selling the Policies, which benefit the underlying mutual funds by providing policyowners with variable investment options that correspond to the underlying mutual funds.

Payments we receive

Some investment advisers (or their affiliates) may compensate GIAC or the Policies’ principal underwriter, our affiliate, Guardian Investor Services LLC (“GIS”), for administration, distribution or other services provided with respect to the funds and their availability through the Policy with revenue sharing payments and/or Rule 12b-1 fees. The availability of these types of arrangements may create an incentive for us to seek and offer funds (and classes of shares of such funds) that offer these arrangements. Other funds (or available classes of shares) may have lower, or no, fees, which could lead to better overall investment performance.

As of December 31, 2009, we have entered into arrangements to receive revenue sharing payments and/or Rule 12b-1 fees from each of the following fund complexes (or affiliated entities): RS Investment Management, AllianceBernstein, ALPS, American Century, BlackRock, Davis, Delaware, Evergreen, Fidelity, Franklin/Templeton, Franklin Mutual, Fred Alger, Gabelli, Invesco, Ivy, Janus, MFS, and PIMCO.

Not all fund complexes pay the same amounts of revenue sharing payments and/or Rule 12b-1 fees. Therefore, the amount of fees we collect may be greater or smaller based on the funds you select. Revenue sharing payments and Rule 12b-1 fees did not exceed 0.35% and 0.25%, respectively, in 2009. We will endeavor to update this information annually; however, interim arrangements may not be reflected.

Policyowners, through their indirect investment in the funds, bear the costs of these arrangements. The amount of these payments may be substantial. We may use these payments for any corporate purpose, including (i) payment of expenses that we and/or our affiliates incur in promoting, marketing and administering the Policies, and, (ii) payment of the expenses that we incur in our role as intermediary in promoting, marketing and administering the Funds. We may profit from these payments.

We may also benefit, indirectly, from assets invested in the RS Variable Products Trust because our affiliates receive compensation from the

38	PROSPECTUS	YOUR ALLOCATION OPTIONS

underlying mutual funds for investment advisory services. Thus, our affiliates receive more revenue with respect to these underlying mutual funds than unaffiliated underlying mutual funds. We took into consideration the anticipated payments from the underlying mutual funds when we determined the charges imposed under the Policies (apart from fees and expenses imposed by the underlying mutual funds). Without these payments, we would have imposed higher charges under the Policy.

Fund selection process

The underlying funds offered through this product were selected by GIAC based on various factors, including but not limited to asset class coverage, the strength of the advisor’s or sub-advisor’s reputation and tenure, brand recognition, investment performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the fund or its advisor or other service providers provide any revenue to us and the amount of any such revenue (discussed above). In addition, we may include certain funds, such as the RS Variable Products Trust funds, because they are managed or advised by one of our affiliates. We may also consider whether and to what extent the fund’s adviser or an affiliate distributes or provides marketing support for the Policies.

You are responsible for choosing your investment options, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. We encourage you to thoroughly investigate all of the information regarding the funds that is available to you, including each fund’s prospectus, statement of additional information, and annual and semi-annual shareholder reports. Other sources such as the fund’s Web site or newspapers and financial and other magazines may provide more current information, including information about any regulator actions or investigations relating to the funds. After you select investment options for your initial premium payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the value of your Policy resulting from the investment performance of the funds you have chosen.

We do not recommend or endorse any particular fund, and we do not provide investment advice. There may be underlying mutual funds with lower fees, as well as other variable policies that offer underlying mutual funds with lower fees. You should consider all of the fees and charges of the Policy in relation to its features and benefits when making your decision to invest. Please note that higher Policy and underlying mutual fund fees and charges have a direct effect on your investment performance.

YOUR ALLOCATION OPTIONS	PROSPECTUS	39

Fixed-rate option

Assets in the fixed-rate option earn a set rate of interest and are backed by GIAC’s general account.

Addition, deletion or substitution of funds

We do not guarantee that each fund will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new funds or share classes, close existing funds or share classes, or substitute fund shares that are held by any investment division of the Separate Account for shares of a different mutual fund. New or substitute mutual funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a division of the Separate Account without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the Separate Account securities from other mutual funds. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of policies to which this Policy belongs.

THE FIXED-RATE OPTION

Assets in the fixed-rate option earn a set rate of interest. You may allocate some or all of your Net Premiums to the fixed-rate option, and may transfer some or all of your Unloaned Policy Account Value into the fixed-rate option. There are restrictions on making transfers out of the fixed-rate option. See “Transfers from the Fixed-Rate Option.” Your Policy Account Value in the fixed-rate option is backed by GIAC’s general account.

We have not registered the fixed-rate option or our general account as investment companies, and interests in the fixed-rate option are not registered under the Securities Act of 1933. The SEC staff does not review the prospectus disclosure about the fixed-rate option or the general account, but the information we present may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of information appearing in a prospectus.

Amounts in the fixed-rate option

The total amount that you have invested in the fixed-rate option consists of:

•	the portion of your Net Premiums and any loan repayments that you have allocated to this option; plus

•	any amounts that you have transferred to this option from the variable investment options; plus

•	the interest paid on your Policy Account Value in this option; minus

•	any deductions, withdrawals, loans or transfers from the fixed-rate option, including applicable charges.

Interest on amounts in the fixed-rate option accrues daily on the total that you have invested in the fixed-rate option, including interest you have earned previously. The minimum annual interest rate for the fixed-rate option is 3%. Interest rates may be changed at any time in our

40	PROSPECTUS	YOUR ALLOCATION OPTIONS

discretion, but not more than once per year, and the new rate will apply to all Policy Account Value in or allocated to the fixed-rate option from the date it is declared until the date the rate is changed again. We are not obliged to pay more than 3% in interest, although we may choose to do so.

YOUR ALLOCATION OPTIONS	PROSPECTUS	41

SPECIAL FEATURES OF YOUR POLICY

Policy loans

While the insured is alive, you may borrow from the cash value of your Policy by assigning your Policy to us as collateral for your loan.

POLICY LOANS

While the insured is alive, you may borrow from the cash value of your Policy by assigning your Policy to us as collateral for your loan. The maximum amount you may borrow, your Policy’s loan value, is calculated as follows:

•	98% of the Policy Account Value on the Business Day we receive your signed written request in Good Order; minus

•	any outstanding Policy Debt on that Business Day; minus

•	any interest due at the next Policy Anniversary on any existing Policy Debt; minus

•	any interest that will be due at the next Policy Anniversary on the amount to be borrowed; minus

•	the amount of the most recent Monthly Deduction multiplied by the number of Monthly Processing Dates between the current Business Day and the next Policy Anniversary.

The minimum amount you may borrow is $500, or your Policy’s loan value, if less. This amount may vary in some states. You should consult your Policy for further details. We will normally pay loan proceeds to you within seven days of receiving your request (see “Policy Proceeds” for exceptions to this general rule).

When taking out a Policy loan, you should consider:

•

amounts transferred out of the variable and fixed-rate options and into our Loan Account are no longer affected by the investment experience, positive or negative, or interest crediting, of those allocation options;

•	as a result, taking a Policy loan will have a permanent effect on your Policy Account Value, even after the loan is repaid in full; and

•	the amount of your Policy that is available for withdrawal or surrender, and your Policy’s death benefit proceeds, will also be reduced dollar-for-dollar by the amount of any Policy Debt.

There may be negative tax consequences associated with taking a Policy loan. See “Federal Tax Considerations” for a discussion of modified endowment contracts and the effects on Policy loans.

When you request a loan, we will first transfer the amount requested to the Loan Account from the Policy Account Value in the variable investment options that you specify in your request. If the amount of the loan requested exceeds the Policy Account Value in all your variable investment options, we will transfer the remainder into the Loan Account from your Policy Account Value in the fixed-rate option. If you fail to specify the variable investment options from which to deduct your loan, we will process the loan request proportionately in relation to the amounts you have in each variable investment option.

We will not process any request for a loan that exceeds the amount available. Amounts in the Loan Account will earn interest at a minimum

42	PROSPECTUS	SPECIAL FEATURES OF YOUR POLICY

annual rate of 3% accrued daily. The tax consequences of a Policy loan are uncertain if the difference between the interest rate we charge on the loan and the interest rate we credit on the loan is very small or non-existent. See “Treatment of Policy Proceeds.”

Interest on your Policy loan

We charge compound interest that accrues daily at an annual rate of 4% on all outstanding Policy Debt, payable in arrears, until the later of the 10th anniversary of your Policy or the insured’s Attained Age 60. At this time the current annual rate falls to 3.1% for all existing and new Policy loans. The interest rate charged after the later of the 10th Policy Anniversary or the insured’s Attained Age 60 is guaranteed not to exceed 3.5% annually. Interest accrues daily and is due on each Policy Anniversary.

If you do not pay the interest on your loan when it is due, we will add the amount of interest due to the Policy Debt. We will then attempt to pay the interest due by transferring to the Loan Account an amount equal to the difference between the Policy Debt and the Loan Account. This amount is transferred from the values associated with your Policy to the Loan Account so that the Loan Account is equal to the Policy Debt. We do this as follows:

•	First, we use any interest that has accrued on amounts in the Loan Account. If this is not sufficient to cover the unpaid loan interest, then

•

we transfer to the Loan Account from the variable investment options proportionately, in relation to the amounts you have in these options, and then from the fixed-rate option, if necessary, the amount needed to increase the Loan Account to equal the Policy Debt; finally, if this is still not sufficient to cover the full amount of loan interest due, then

•

we will transfer to the Loan Account the amount that is available and require you to make a loan repayment to cover the difference within 61 days. If you do not make the required payment, the Policy will lapse. We will notify you at least 30 days before the Policy lapses and advise you of this situation. If the insured dies before the 61-day period ends, we will pay the beneficiary the death benefit proceeds, minus the amount of the required payment.

There may be adverse tax consequences if your Policy lapses and you have outstanding Policy Debt.

Repaying your Policy loan

You may repay all or part of any outstanding Policy Debt at any time while the insured is alive and the Policy is in force. If the insured has died and the death benefit proceeds have not been paid, either in cash or under a payment option, you have 60 days after his or her death to repay any Policy Debt. If you do, we will then increase the amount payable to the beneficiary by the amount of your repayment.

Interest on

Policy loans

We charge interest at an annual rate of 4% on all outstanding Policy Debt, payable in arrears, until the later of the 10th Policy Anniversary or the insured’s Attained Age 60. After this point the current annual rate falls to 3.1% for all existing and new Policy loans and is guaranteed not to exceed 3.5% annually.

SPECIAL FEATURES OF YOUR POLICY	PROSPECTUS	43

Decreasing the

Total Face Amount

You may request a reduction in your Policy’s Total Face Amount to be effective on any Policy Anniversary.

Except for required loan repayments (see “Interest on Your Policy Loan”, above), loan repayments are generally applied first to pay loan interest accrued but not yet capitalized, then to reduce outstanding loan principal in the following manner:

Where (a) is the amount of the loan repayment and (b) is the amount of loan interest that has accrued but not yet been capitalized:

If (a) is greater than or equal to (b), we will reduce the interest that has accrued but not yet been capitalized and interest credited to the Loan Amount since the previous Policy Anniversary to zero. The amount by which the loan repayment exceeds the amount of loan interest that has accrued but not yet been capitalized will be used to reduce the Loan Amount. We do this by transferring an amount equal to the excess out of the Loan Account and into the allocation options provided with your loan repayment.

If (a) is less than (b), we reduce both the interest credited to the Loan Amount since the previous Policy Anniversary and the difference between the interest credited to the Loan Amount and the loan interest that has accrued but not yet been capitalized by the ratio of (a) divided by (b). The amount by which the interest credited to the Loan Amount is reduced is transferred from the Loan Account.

Any amounts transferred from the Loan Account to reduce the Loan Amount or to reduce interest credited to the Loan Amount are allocated according to your instructions. If you do not provide allocation instructions with your loan repayment, we will use your most current allocation instructions for premium payments. Transfers under your Policy that are made in connection with Policy loans are not subject to transfer charges. Also, loan repayments are not subject to premium charges, so it may be to your advantage, if you have outstanding loans or interest, to make loan repayments rather than premium payments.

DECREASING THE TOTAL FACE AMOUNT

You may request a reduction in the Policy’s Total Face Amount at any time. To do this we require that:

•	we receive your signed written request in Good Order at our Customer Service Office;

•	the insured is alive on the date the decrease will take effect;

•	the reduction is at least $5,000 unless it is caused by a partial withdrawal, in which case the $5,000 minimum does not apply; and

•	the new Basic Face Amount is not lower than our current minimum Basic Face Amount of $100,000 ($250,000 for fully underwritten preferred plus non-tobacco (NT) policies).

We will reduce your Total Face Amount on the Policy Anniversary coinciding with or next following the date we receive your request.

If you have increased your Policy’s Total Face Amount by adding Supplemental Face Amount coverage, we will reduce the Supplemental Face Amount first and then the Basic Face Amount.

44	PROSPECTUS	SPECIAL FEATURES OF YOUR POLICY

Reducing the Total Face Amount of your Policy may have adverse tax consequences, including possibly causing it to be considered a modified endowment contract under the Internal Revenue Code. A decrease in Total Face Amount also may reduce the federal tax law limits on what you can put into the Policy. In these cases, you may need to have a portion of the Policy’s cash value paid to you to comply with federal tax law.

INCREASING THE TOTAL FACE AMOUNT

On any Policy Anniversary up to and including the Policy Anniversary nearest the insured’s 93rd birthday, you may ask us to increase your Policy’s Total Face Amount by requesting increases of up to 10% per year, compounded for years in which increases were not requested or the amount requested was less than 10%. All increases will be issued as Supplemental Face Amount coverage. Increases in Basic Face Amount coverage are not permitted except in conjunction with a change in death benefit option. Increases will not be permitted that result in total Basic Face Amount plus Supplemental Face Amount exceeding (i) $6 million, or the amount approved by the Underwriting Committee, if less, per insured for Guaranteed Issue cases or (ii) an amount based on GIAC’s retention limits for all other cases. To increase your Total Face Amount, we require that:

•	we receive your signed written request in Good Order at our Customer Service Office on or before the Policy Anniversary on which the increase is to take effect;

•	the increase must be for at least $10,000 and must not cause the Net Amount at Risk to be more than 250% of the death benefit on the Issue Date;

•	the request meets our underwriting rules in effect at the time the increase is requested; and

•	the insured is alive on the date the increase will take effect.

We will increase your Total Face Amount on the Policy Anniversary coinciding with or next following the date we approve your request. The issue age for the increase will be the insured’s Attained Age under the Policy on the effective date of the increase. Increases will be in the same proportion for all Policies within a plan. We’ll send you documentation reflecting the changes to your Policy.

Increasing the Total Face Amount may have adverse tax consequences, including possibly causing your Policy to be considered a modified endowment contract under the Internal Revenue Code.

Increasing the

Total Face Amount

You may request an increase in your Policy’s Total Face Amount to be effective on any Policy Anniversary up to and including the Policy Anniversary nearest the insured’s 93rd birthday.

SPECIAL FEATURES OF YOUR POLICY	PROSPECTUS	45

Partial

withdrawals

At any time while the insured is living, you may withdraw part of your Policy’s Unloaned Policy Account Value. The minimum partial withdrawal is $500.

PARTIAL WITHDRAWALS

At any time while the insured is living you may request to withdraw part of your Policy’s Unloaned Policy Account Value. Your signed written request for withdrawal must be received in Good Order by our Customer Service Office. The minimum you may withdraw is $500. We have the right to limit the number of partial withdrawals you make in a Policy Year to 12.

If we approve your request, it will be effective as of the Business Day we receive it at our Customer Service Office. The proceeds will normally be paid within seven days of the time we receive your request. For exceptions to this general rule see “Policy Proceeds” and “Certain Restrictions on Payments under the Policy.”

We will not approve or process a partial withdrawal if:

•	your remaining Unloaned Policy Account Value would be insufficient to cover three times the most recent Monthly Deduction; or

•	you have chosen death benefit Option 1 and the partial withdrawal would cause your Policy’s Basic Face Amount to fall below our minimum Basic Face Amount; or

•	the amount of the partial withdrawal request exceeds the amount available for withdrawal.

We will tell you if these conditions apply.

A partial withdrawal will reduce your Policy Account Value by the amount of the partial withdrawal. In addition, if you have chosen death benefit Option 1, the Total Face Amount will be reduced by the amount of any partial withdrawal that exceeds your reduction-free partial withdrawal amount (see “Reduction-Free Partial Withdrawals,” below). We will reduce the Total Face Amount by first reducing any Supplemental Face Amount increase coverages in effect in the reverse order in which these increase coverages were issued, beginning with the most recent increase. Then we will reduce any initial Supplemental Face Amount coverage, and finally we will reduce the Basic Face Amount. See “Decreasing the Total Face Amount.”

We deduct the amount of your withdrawal from the Policy Account Value attributable to the variable investment options that you specified in your request. If the partial withdrawal request exceeds the Policy Account Value attributable to all variable investment options, we will deduct the excess amount from the Policy Account Value attributable to the fixed-rate option. If you fail to specify the variable investment options from which to deduct your partial withdrawal, we will deduct the partial withdrawal proportionately in relation to the amounts you have in each variable investment option.

The tax consequences of making partial withdrawals are discussed under “Federal Tax Considerations.”

46	PROSPECTUS	SPECIAL FEATURES OF YOUR POLICY

Reduction-free partial withdrawals

The reduction-free partial withdrawal amount is the maximum withdrawal that you can take without triggering a decrease in your Total Face Amount. If you wish to make a partial withdrawal that does not reduce your Total Face Amount, you should make a reduction-free partial withdrawal. The amount of your reduction-free partial withdrawal depends on the death benefit option in effect.

We will calculate the reduction-free partial withdrawal amount as of the Business Day we receive your request. This amount will be affected by the death benefit option you have chosen.

If you have chosen death benefit Option 1, your reduction-free partial withdrawal amount is any positive amount resulting from:

•	your Policy Account Value; minus

•	your Policy’s Total Face Amount divided by the death benefit factor outlined in your Policy.

If you have chosen death benefit Option 2, all partial withdrawals are reduction-free.

SURRENDERING YOUR POLICY

You may surrender your Policy for its Net Cash Surrender Value while the insured is alive. We will calculate your Policy’s Net Cash Surrender Value as of the close of the Business Day we receive your signed written request in Good Order, which must include your Policy, at our Customer Service Office. If your Policy is lost we may require an acceptable affidavit confirming this fact. Upon surrender, the Policy will terminate and all insurance under the Policy will end.

Your Policy’s Net Cash Surrender Value will normally be sent to you within seven days of the date we receive your request in Good Order. For exceptions to this general rule, see “Policy Proceeds” and “Certain Restrictions on Payments under the Policy.” Prior to Policy Month 84, your Policy’s Net Cash Surrender Value will be calculated as follows:

•	your Policy Account Value; plus

•	a percentage of the total of all premium charges we have deducted from the premiums you have paid; minus

•	any outstanding Policy Debt.

If the Policy is fully surrendered prior to Policy Month 84 and the surrender proceeds are intended to be applied to an insurance policy or certificate issued in conjunction with an intent to qualify the surrender as a tax-free exchange under Section 1035 of the Internal Revenue Code, the Alternate Cash Surrender Value will not apply. If this is the case, your Net Cash Surrender Value will be calculated as if the Policy were surrendered after completion of the 83rd Policy Month, as described below.

This provision may vary depending on the state in which your Policy is issued. You should refer to your Policy for further details.

See “Alternate Cash Surrender Value and Net Cash Surrender Value” in the section titled “Values Associated with Your Policy.”

Surrendering

your Policy

You may surrender your Policy for its Net Cash Surrender Value while the insured is alive. Your Policy’s Net Cash Surrender Value will normally be sent to you within seven days of the date we receive your request in Good Order.

SPECIAL FEATURES OF YOUR POLICY	PROSPECTUS	47

Transfers

You may ask us to transfer your Policy Account Value in and out of the variable investment options, or into the fixed-rate option, at any time. Each transfer must be for a minimum of $500, or the total amount you have invested in the option you are transferring funds out of, whichever is lower.

After completion of the 83rd Policy Month, your Policy’s Net Cash Surrender Value will be calculated as follows:

•	your Policy Account Value; minus

•	any outstanding Policy Debt.

See “Alternate Cash Surrender Value and Net Cash Surrender Value” in the section titled “Values Associated with Your Policy.”

If the surrender request is processed on a Monthly Processing Date, we will not deduct the Monthly Deduction due on that date from the Policy Account Value in determining the Net Cash Surrender Value.

For a discussion of the federal tax consequences of surrendering your Policy, see “Federal Tax Considerations.”

TRANSFERS AMONG THE INVESTMENT OPTIONS

You may ask us to transfer your Policy Account Value in and out of the variable investment options, or into the fixed-rate option, at any time. We will make transfers based on the unit values at the end of the Business Day on which we receive your instructions in Good Order, either in writing or by telephone. You can request a transfer by writing to our Customer Service Office or by calling 800.441.6455. Before you can request transfers over the telephone, you must first establish a Personal Identification Number (PIN). If you did not request a PIN at the time of application, you may do so by contacting your Registered Representative or calling 800.441.6455. See “Telephone and Electronic Services” for more details about processing transactions by telephone or electronically.

If we receive your written or telephone transfer request on a Business Day before the close of business, you will receive that day’s unit values. Telephone transfer requests will be considered received before the close of business if the telephone call is completed not later than the close of business. We will ask callers to provide identification and a personal security code for the Policy, and will accept the instructions of anyone who can provide this information. We may also record telephone transfer requests without notifying the caller. If we reasonably believe that telephone instructions are genuine, we are not liable for any losses, damages or costs resulting from a transaction. As a result, by establishing a PIN you bear the risk of, and agree to indemnify us and hold us harmless against, any liability from acts or omissions, including any loss, expense, mistake, misinstruction, mistransmission or cost, arising out of any unauthorized or fraudulent telephone transactions. The rules for telephone transfers are subject to change, and we reserve the right to suspend or withdraw this service without notice. During periods of financial market or economic volatility, it may be difficult to contact us in order to make a transfer by telephone. If this happens, you should send your request to us in writing.

There is currently no limit on the number of investment options in which you may be invested at any one time. Each transfer must be for a minimum of $500, or the total amount you have invested in the option

48	PROSPECTUS	SPECIAL FEATURES OF YOUR POLICY

you are transferring funds out of, whichever is lower. If you make more than 12 transfers within a Policy Year, we reserve the right to charge you $25 for each additional transfer you make in that year. We do not currently charge for additional transfers. We also reserve the right to limit you to one transfer every 30 days. Transfers among several investment options on the same day will be treated as a single transfer. There are also restrictions on making transfers out of the fixed-rate option, which are outlined below.

FREQUENT TRANSFERS AMONG THE VARIABLE INVESTMENT OPTIONS

Frequent or unusually large transfers may dilute the value of the underlying fund shares if the trading takes advantage of any lag between a change in the value of an underlying fund’s portfolio securities and the reflection of that change in the underlying fund’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of an underlying fund at a price that does not reflect the current market value of the portfolio securities of the underlying fund, and then to realize a profit when the shares are sold the next Business Day or thereafter. In addition, frequent transfers may increase brokerage and administrative costs of the underlying funds, and may disrupt an underlying fund’s portfolio management strategy, requiring it to maintain a relatively higher cash position and possibly resulting in lost opportunity costs and forced liquidations of securities held by the fund. GIAC endeavors to protect long-term policyowners by maintaining policies and procedures to discourage frequent transfers among investment options under the policies, and has no arrangements in place to permit any policyowner to engage in frequent transfer activity.

If you wish to engage in such strategies, do not purchase this Policy. If we determine that you are engaging in frequent transfer activity among investment options, we may, without prior notice, limit your right to make transfers or allocation changes. We monitor for frequent transfer activity among the variable investment options based upon established parameters that are applied consistently to all policyowners. Such parameters may include, without limitation, the length of the holding period between transfers, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. We do not apply our policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any harm to other policyowners and persons with material rights under a policy. This may include applying the restrictions to any policies that we believe are related (e.g., two policies with the same owner or owned by different partnerships or corporations that are under common control). The restriction that we currently apply is to limit the number of transfers to not more than once every 30 days. We may change this restriction at any time and without prior notice. We will not grant waivers or make exceptions to, or enter into special arrangements with, any policyowners

SPECIAL FEATURES OF YOUR POLICY	PROSPECTUS	49

who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing.

Restrictions that we may impose, subject to certain Policy provisions that are required and approved by state insurance departments, include, without limitation:

•	limiting the frequency of transfers to not more than once every 30 days;

•	imposing a fee of $25 per transfer, if you make more than 12 transfers within a policy year;

•	requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;

•	refusing to act on instructions of an agent acting under a power of attorney on your behalf;

•	refusing or otherwise restricting any transaction request that we believe alone, or with a group of transaction requests, may have a harmful effect;

•	imposing a holding period between transfers; or

•	implementing and imposing on you any redemption fee imposed by an underlying fund.

We currently do not impose redemption fees on transfers or expressly limit the number or frequency of transfers. Redemption fees, transfer limits, and other procedures may be more or less successful than ours in deterring or preventing harmful transfer activity.

Please note that the limits and restrictions described here are subject to GIAC’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policyowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers, there is no assurance that we will be able to detect and/or to deter frequent transfers.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity, or to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on policyowners engaging in frequent transfers. In addition, our orders to purchase shares of the funds are generally subject to acceptance by the fund, and in some cases a fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any policyowner’s transfer request if our order to purchase shares of the fund is not accepted by, or is reversed by, an applicable fund.

The underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying funds should describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying funds and the policies and procedures we have adopted to

50	PROSPECTUS	SPECIAL FEATURES OF YOUR POLICY

discourage frequent transfers. For instance, an underlying fund may impose a redemption fee. Policyowners should be aware that we may not have the contractual obligation or the operational capacity to monitor policyowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. For example, underlying funds may implement policies and procedures for monitoring frequent trading activity that are unique to a particular fund. Because of the number of underlying funds that we offer under our variable insurance policies, it may not be possible for us to implement these disparate policies and procedures. Accordingly, you should assume that the sole protection you may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted at the policy level to discourage frequent transfers. You should note that other insurance companies and retirement plans also invest in the underlying funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers.

You should be aware that, as required by SEC regulation, we have entered into written agreements with each underlying fund or principal underwriter that obligates us to provide the fund, upon written request, with information about you and your trading activities in the fund. In addition, we are obligated to execute instructions from the funds that may require us to restrict or prohibit your investment in a fund if the fund identifies you as violating the frequent trading policies established for the fund.

You should also know that the purchase and redemption orders received by the underlying funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the underlying funds’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the underlying funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investment in the fund. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from policyowners engaged in frequent transfer activity, the underlying fund may reject the entire omnibus order and thereby interfere with GIAC’s ability to satisfy your request even if you have not made frequent transfers. For transfers into more than one investment option, we may reject or reverse the entire transfer request if any part of it is not accepted by or is reversed by an underlying fund. In the future, some funds may begin imposing redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of Business Days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds.

Information

sharing

You should be aware that, upon request by a fund or its agent, we are required to provide them with information about you and your trading activities in and out of the fund(s). In addition, a fund may require us to restrict or prohibit your purchases and exchanges of fund shares if the fund identifies you as having violated the frequent trading policies applicable to that fund.

SPECIAL FEATURES OF YOUR POLICY	PROSPECTUS	51

Dollar cost

averaging and automatic portfolio rebalancing

Dollar cost averaging may reduce the impact of price fluctuations on unit values of the variable investment options over the period that automatic transfers are made. Automatic portfolio rebalancing is a systematic approach for maintaining a consistent risk profile over the long term. Neither dollar cost averaging nor automatic portfolio rebalancing guarantees an increase in the overall value of your investments or offers protection against losses in a declining market. You may not elect dollar cost averaging and automatic portfolio rebalancing at the same time.

TRANSFERS FROM THE FIXED-RATE OPTION

You may only transfer your Policy Account Value out of the fixed-rate option once each Policy Year. We must receive your request within 30 days of your Policy Anniversary. If we receive your request in Good Order on or within 30 days before your Policy Anniversary, we will make the transfer on your Policy Anniversary. If we receive your request in the 30-day period after your Policy Anniversary, we will make the transfer on the Business Day we receive your request in Good Order. We will not honor requests to transfer investments out of the fixed-rate option that we receive at any other time of the year.

The maximum that you may transfer out of the fixed-rate option each Policy Year is either 33 1/3% of your Policy Account Value allocated to the fixed-rate option on the Policy Anniversary on or immediately preceding the date of transfer, or $2,500, whichever is higher. If you have less than $2,500 in the fixed-rate option, you may transfer the entire amount.

DOLLAR COST AVERAGING TRANSFER OPTION

Under this option, you transfer the same dollar amount from the RS Money Market VIP Series to a particular variable investment option or options each month, over a period of time. Using dollar cost averaging may reduce the impact of price fluctuations on unit values of the variable investment options over the period that automatic transfers are made. However, this strategy cannot guarantee an increase in the overall value of your investments or offer protection against losses in a declining market.

More detailed information concerning our dollar cost averaging program is available in the Statement of Additional Information and upon request from our Customer Service Office. We do not charge for this feature. We reserve the right to modify, suspend or discontinue the dollar cost averaging program. You may not elect dollar cost averaging and automatic portfolio rebalancing at the same time.

AUTOMATIC PORTFOLIO REBALANCING TRANSFER OPTION

Automatic portfolio rebalancing is a tool to help ensure that your assets are properly allocated according to your chosen investment strategy and risk tolerance as market conditions change over time. It may also help you earn more attractive long-term returns by shifting money from an asset class that has performed well to one that has lagged, providing relatively low prices in the underperforming asset class. Automatic portfolio rebalancing does not guarantee gains, nor does it assure that you will not have losses.

If you choose automatic portfolio rebalancing, your Policy Account Value in the variable investment options will be automatically rebalanced each quarter to maintain a desired asset allocation mix.

Please note that automatic portfolio rebalancing is not a market timing strategy in which you are trying to outguess the financial markets, but

52	PROSPECTUS	SPECIAL FEATURES OF YOUR POLICY

rather a systematic approach for maintaining a consistent risk profile over the long term.

More detailed information on our automatic portfolio rebalancing option and an authorization form are available upon request from our Customer Service Office. You will also find additional information in the Statement of Additional Information available upon request from our Customer Service Office.

We do not charge for this feature. We reserve the right to modify, suspend, or discontinue the automatic portfolio rebalancing transfer option. You may not elect dollar cost averaging and automatic portfolio rebalancing at the same time.

POLICY PROCEEDS

The amount that your beneficiaries will receive upon the death of the insured is determined as explained under “Death Benefit Options,” and is payable when we receive proof that the insured has died while the Policy was in effect. It is calculated by deducting the sum of (b) from the sum (a) where:

(a) is the death proceeds based on the death benefit option in effect as of the date of the insured’s death; and

(b) is the sum of:

•	any outstanding Policy Debt as of the date of the insured’s death; plus

•	any outstanding Monthly Deductions as of the date of the insured’s death.

We may adjust the death proceeds paid to the beneficiaries if:

•	the age or sex listed on the Policy application is incorrect; or

•	the insured commits suicide within two years of the Policy Issue Date or date of an increase in the Total Face Amount.

See “Limits to GIAC’s Right to Challenge a Policy” for information on how your death benefit could be adjusted as a result of suicide or misstatement of age or sex.

The amount of all other transactions will be calculated as of the end of the Business Day on which we receive the necessary instructions, information or documentation in Good Order at our Customer Service Office. If the proceeds are being taken from your Policy Account Value in the variable investment options, we will normally pay proceeds within seven days of receiving the necessary information. If the proceeds are being taken from your Policy Account Value in the fixed-rate option, we will normally pay proceeds promptly once we have received the necessary information in Good Order at our Customer Service Office. However, in certain circumstances, we may delay payment. See “Deferral of Payment of Policy Proceeds and Other Transactions” below.

This provision may vary depending on the state in which your Policy is issued. You should refer to your Policy for further details.

SPECIAL FEATURES OF YOUR POLICY	PROSPECTUS	53

Deferral of payment of Policy proceeds and other transactions

Delay of Separate Account payments and transactions. If payment of proceeds or transactions affect your Policy Account Value in the variable investment options (such as allocation of Net Premiums, transfers, loans, death benefits, withdrawals or other payments), then we may postpone processing requests for such payments or transactions when:

•	the NYSE is closed, except for weekends or holidays, or when trading has been restricted;

•	the SEC determines that a state of emergency exists, making Policy transactions impracticable;

•

one or more of the mutual funds corresponding to the variable investment options legally suspends payment or redemption of their shares, or the SEC by order permits postponement of payment to protect policyowners; or

•	GIAC is required to delay payments because of federal laws designed to counter terrorism and prevent money laundering (see “Certain Restrictions on Payments under the Policy”).

We may defer payment of death proceeds for up to two months only, unless otherwise permitted by state law.

Delay of general account proceeds and other transactions. If the payment of proceeds or transactions affect your Policy Account Value in the fixed-rate option, then state law may permit us to postpone processing requests for allocations of Net Premiums, transfers, loans, death benefits, withdrawals or other payments for up to six months from the date of your request. Our ability to delay either paying these proceeds or effecting other transactions may vary by state law. You should refer to your Policy for details.

These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis. Please note that requests for transfers from the fixed-rate option may only be made during certain periods. See “Transfers from the Fixed-Rate Option.”

If we delay payment of proceeds as set forth above, we will pay interest as required by state law.

Delay of proceeds for check clearance. We reserve the right to defer payment of that portion of your Policy Account Value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of proceeds to challenge coverage. We may challenge the validity of your Policy based on any material misstatements made to us in the application for the Policy. See “Limits to GIAC’s Right to Challenge a Policy.”

54	PROSPECTUS	SPECIAL FEATURES OF YOUR POLICY

EXCHANGING A POLICY

Exchange for fixed-benefit whole life insurance option

At any time prior to the second Policy Anniversary, you have the right to exchange your Executive Benefits VUL Policy for a level premium fixed-benefit whole life policy that we make available for this purpose and that is then being issued by us or our affiliate, Guardian Life, without having to prove that the insured meets our insurance requirements.

Under the new policy, your policy value will be held in the issuer’s general account. The face amount of the new policy will be equal to the Total Face Amount of this Policy on the date you make the exchange. No partial exchanges are permitted. The insured’s age when the Executive Benefits VUL Policy took effect will be carried over to the new policy.

Before you can make any exchange, you must repay any outstanding Policy Debt on your Executive Benefits VUL policy, and all due Monthly Deductions must be paid. See your Policy for details.

The exchange may result in a cost or credit to you. For information on how this cost or credit is calculated, see the Statement of Additional Information or contact our Customer Service Office.

The new policy will have the same Policy Date as this Policy. It will be issued and effective the later of the Business Day that we receive your written exchange request in Good Order at our Customer Service Office along with your Policy, or on the date that any exchange cost is received by the issuer of your new policy.

The new policy’s underwriting class will be based on the underwriting classes made available by the issuing company and will be comparable to the underwriting class of this Policy. However, it will be subject to any Total Face Amount limitations then in effect. Premiums for the new policy will be based on the published rates of the issuing company on the exchange date. The premiums will depend on the new policy’s plan, face amount and underwriting class, and the insured’s age and sex. The contestable and suicide periods for the new policy will be measured from the Issue Date of this Policy and the new policy will be subject to any existing assignment of this Policy.

An exchange may have tax consequences. See “Tax Treatment of Exchanges.”

PAYMENT OPTIONS

You have several payment options for the death or surrender proceeds from your Policy. These proceeds can either be paid in a single lump sum, or under one or more of the payment options available under the Policy, including payments of a fixed amount, or for a fixed period, or payments guaranteed for life. You may select a payment option while the insured is living. If the insured has died and you have not chosen a payment option, the beneficiaries will be asked to choose the payment options, up to one year after the insured’s death. If you are surrendering your Policy, you have 60 days after the proceeds of your Policy become payable

Payment options

You have several payment options for the death or surrender proceeds from your Policy. These proceeds can either be paid in a single lump sum, or under one or more available payment options.

SPECIAL FEATURES OF YOUR POLICY	PROSPECTUS	55

within which to choose a payment option. You, or the beneficiaries, may choose to distribute the proceeds under more than one payment option at a time, but you must distribute at least $5,000 through each option selected. Monthly payments under each option must be at least $50.

Under a payment option, the proceeds of your Policy must be paid to a “natural person.” Payments will not be made to his or her estate if he or she dies before the proceeds have been fully paid. You may name a second person to receive any remaining payments if this happens. The proceeds that we hold in order to make payments under the payment options do not share in the income, gains or losses of the variable investment options, nor do they earn interest in the same way or amount as funds in the fixed-rate option. Even if the death benefit under the Policy is excludable from income, payments under payment options may not be excludable in full. This is because earnings on the death benefit after the insured’s death are taxable and payments under the payment options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under the available payment options.

For more information about the payment options available under the Policy, see the Statement of Additional Information, available free of charge from our Customer Service Office, or contact our Customer Service Office.

56	PROSPECTUS	SPECIAL FEATURES OF YOUR POLICY

FEDERAL TAX CONSIDERATIONS

THIS DISCUSSION of federal tax considerations for your Executive Benefits VUL Policy is general in nature, does not purport to be complete or to cover all tax situations, and should not be considered as tax advice. It is based on our understanding of federal income tax laws as they are currently being interpreted. We cannot guarantee that these laws will not change while this prospectus is in use, or while your Policy is in force. If you are interested in purchasing a Policy, taking a Policy loan or effecting policy transactions, you should consult a legal or tax advisor regarding your particular circumstances.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a life insurance policy must satisfy certain requirements that are set forth in Section 7702 of the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Accordingly, there is some uncertainty about the application of Section 7702 to a Policy, particularly with respect to policies issued on an insured who does not meet our insurance requirements for standard coverage. Nevertheless, we believe there is a reasonable basis for concluding that your Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to modify the Policy as necessary in order to do so.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to separate account assets. Certain features of the Executive Benefits VUL Policy, such as your flexibility to allocate premiums and the Policy Account Value, have not been explicitly addressed in published rulings. While we believe that the Policy does not give policyowners investment control over the Separate Account’s assets, we reserve the right to modify the Policy as necessary to prevent the policyowner from being treated as the owner of the Separate Account assets supporting the Policy.

In addition, the Internal Revenue Code requires that the investments of the investment divisions of our Separate Account be “adequately diversified” in order for the Policy to be treated as a life insurance contract for federal income tax purposes. It is intended that the investment divisions of the Separate Account, through the mutual funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax status

To qualify as a life insurance contract and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a life insurance policy must satisfy certain requirements that are set forth in the Internal Revenue Code.

FEDERAL TAX CONSIDERATIONS	PROSPECTUS	57

Treatment of

Policy proceeds

We believe that there is a reasonable basis for concluding that your Policy should satisfy the applicable requirements of Section 7702 of the Internal Revenue Code. Assuming that is the case, the death benefits under your Policy should generally be excludable from the gross income of the beneficiary, and generally, under the existing federal tax laws, increases in the value of your Policy will not be taxed federally unless you make a withdrawal before the insured dies.

TREATMENT OF POLICY PROCEEDS

We believe that the death benefits under your Policy should generally be excludable from the gross income of the beneficiary. Generally, under the existing federal tax laws, increases in the value of your Policy will not be taxed federally unless you make a withdrawal before the insured dies. The money that you receive when the insured dies is generally not subject to federal income tax, but may be subject to federal estate taxes or generation-skipping transfer taxes. The tax consequences of continuing a Policy beyond the insured’s 100th year are unclear. You should consult a tax advisor if you intend to keep the Policy in force beyond the insured’s 100th year.

Partial withdrawals, surrenders and Policy loans all result in money being taken out of your Policy before the insured dies. How this money is taxed depends on whether your Policy is classified as a modified endowment contract.

Under the Internal Revenue Code, certain life insurance contracts are classified as “modified endowment contracts,” with less favorable income tax treatment than other life insurance contracts. Due to the flexibility of the policy as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a modified endowment contract. In general, a Policy will be classified as a modified endowment contract if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will fail the 7-pay test if at any time in the first seven policy years or the first seven years following an increase, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven policy years, or the first seven years after each increase in Total Face Amount, for example as a result of a partial withdrawal or any decrease in Total Face Amount, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced Total Face Amount. If there is a “material change” in the Policy’s benefits or other terms, even after the first seven policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit that is due to the payment of an unnecessary premium. To prevent your Policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policyowner should consult with a competent advisor to determine whether a transaction will cause the Policy to be classified as a modified endowment contract.

If your policy is not considered a modified endowment contract:

•	money that you withdraw from your Policy will generally be taxed only if the total that you withdraw exceeds your investment in the Policy — which is generally equal to the total amount that you have

58	PROSPECTUS	FEDERAL TAX CONSIDERATIONS

paid in premiums reduced by any amounts you have previously received from the Policy that were tax-free. However, certain distributions that must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax even if all of your investment in the Policy has not been recovered. When you withdraw money from your Policy, your investment in the Policy is reduced by any amount withdrawn that is not taxed;

•

if you surrender your Policy, you will generally be taxed only on the amount by which the value of your Policy, including any Policy Debt, is greater than your investment in the Policy. The tax consequences of surrendering your Policy may vary if you receive the proceeds under one of the payment plans. Losses are generally not tax deductible; and

•

Policy loans are generally not taxable because they must be paid back. The interest you pay on these loans is generally not tax deductible. However, if your Policy lapses while you have an outstanding Policy loan, you may have to pay tax on the amount that you still owe.

The tax consequences of a Policy loan are unclear if the difference between the rate we charge on the loan and the interest rate earned on the loan is very small or there is no difference at all. You should consult a tax advisor regarding these consequences including whether such a loan may be treated as a withdrawal.

If your Policy is considered a modified endowment contract:

•

all distributions other than death benefits, including partial withdrawals and surrenders, as well as amounts received from us or from other parties through Policy assignments and policy loans, will be treated first as distributions of gain, taxable as ordinary income to the extent of any gain; and as a tax-free recovery of your investment in the Policy only after all the gain in the contract has been distributed;

•

all modified endowment contracts issued to you by GIAC or its affiliates during any calendar year will be treated as one modified endowment contract to determine the taxable portion of any distribution; and

•

a 10% penalty tax will also generally apply to any taxable distribution. There are certain exceptions, but they apply only to taxpayers who are individuals. The Policy will generally be owned by a business entity, not an individual.

If a Policy becomes a modified endowment contract, distributions that occur during the Policy Year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

FEDERAL TAX CONSIDERATIONS	PROSPECTUS	59

TAX TREATMENT OF EXCHANGES

Generally, there are no tax consequences when you exchange one life insurance policy for another policy, as long as the same person is being insured (a change of the insured is a taxable event). Paying additional premiums under the new policy may cause it to be treated as a modified endowment contract. The new policy may also lose any “grandfathering” privilege, where you would be exempt from certain legislative or regulatory changes made after your original Policy was issued, if you exchange your Policy. You should consult with a tax advisor if you are considering exchanging any life insurance policy.

POLICY CHANGES

We will make changes to Policies where necessary to attempt to ensure that they continue to qualify as life insurance under the Internal Revenue Code, and policyowners are not considered the direct owners of the mutual funds held in the Separate Account. Any changes will be made uniformly to all Policies affected. We will provide advance notice in writing of these changes when required by state insurance regulators. Federal, state and local governments may, from time to time, introduce new legislation concerning the taxation of life insurance policies. They can also change or adopt new interpretations of existing laws and regulations without notice. If you have questions about the tax consequences of your Executive Benefits VUL Policy, please consult a legal or tax advisor.

ESTATE AND GENERATION-SKIPPING TRANSFER TAXES

The Policy will generally be owned by a business entity, not an individual. In that case, the owner should not be affected by federal estate and generation-skipping transfer tax considerations. If the Policy is owned by an individual, however, the owner should consult a tax advisor about the federal estate and generation-skipping transfer tax consequences of owning the Policy.

Economic Growth and Tax Relief Reconciliation Act of 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”) repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then. During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2009, the maximum estate tax rate was 45% and the estate tax exemption was $3,500,000.

60	PROSPECTUS	FEDERAL TAX CONSIDERATIONS

The complexity of EGTRRA, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

OTHER TAX CONSEQUENCES

Special considerations for non-individual owners and business beneficiaries of Policies

Executive Benefits VUL Policies can be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split-dollar insurance plans, and executive bonus plans, retiree medical benefits plans, or other similar plans. The tax consequences of these plans will vary depending on individual arrangements and circumstances. If you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should first consult a tax advisor regarding your specific circumstances.

Deductibility of interest and premiums. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Internal Revenue Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules and the business would not be able to deduct, as a business expense or otherwise, the premium paid for the Policy. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

In addition, rules have been passed by Congress relating to life insurance owned by businesses and the IRS has issued guidance relating to split-dollar arrangements. Due to the complexity of these rules, and because they are affected by your facts and circumstances, any business should consult with a qualified tax advisor before buying a Policy, and before making any changes or transactions under the Policy.

Alternative minimum tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the policyowner is subject to that tax. Corporate policyowners should consult their own tax advisors as to whether they are subject to the alternative minimum tax, and, if so, what impact ownership of the Policy will have on their alternative minimum tax liability.

Employer-owned life insurance contracts. An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct

FEDERAL TAX CONSIDERATIONS	PROSPECTUS	61

Possible tax law

changes

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. You should consult a tax advisor with respect to legislative developments and their effect on the Policy.

or indirect beneficiary under such contract. Pursuant to recently enacted Section 101(j) of the Internal Revenue Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by Section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. Contracts issued after August 17, 2006 pursuant to a Section 1035 exchange generally are excluded from the operation of these new provisions, provided that the policy received in exchange does not have a material increase in death benefit or other material change with respect to the old policy.

Corporate policyowners should consult their own tax advisers.

In addition, Internal Revenue Code Section 6039I requires any policyowner of employer-owned contracts to file an annual return providing certain information about such contracts.

It is the policyowner’s responsibility to satisfy the requirements of Sections 101(j) and 6039I.

If you fail to observe the notice and consent requirements of Section 101(j) of the Internal Revenue Code, the death benefit will be taxable to you when received.

If you fail to file a properly completed return under Section 6039I, you could be required to pay a penalty.

Employers considering the purchase of, or owning one or more, life insurance contracts should consult their own advisers as to their obligations under Sections 101(j) and 6039I.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. You should consult a tax advisor with respect to legislative developments and their effect on the Policy.

GIAC’S TAXES

Based on current life insurance tax regulations, GIAC does not pay tax on investment income or capital gains from the assets held in the Separate Account that support account values. The operations of the Separate Account are reported on our federal income tax return, which is then consolidated with that of our parent company, Guardian Life. We may pay taxes at the state and local level, as well as premium taxes, but at present these are not substantial. If they increase, we reserve the right to recover these costs by charging the Separate Account or the Policy.

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FOREIGN TAX CREDITS

We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

INCOME TAX WITHHOLDING

We are generally required to withhold money for income taxes when you make a transaction on which you will have to pay tax. You can request in writing that we not withhold any amount for income tax purposes. If we do not, or if we fail to withhold enough to cover the taxes that are due, you could be penalized. You would also be responsible for any unpaid taxes when you file your regular income tax return. We may similarly withhold generation-skipping transfer taxes unless you tell us in writing that these taxes are not required.

Life insurance purchases by residents of Puerto Rico

The Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Life insurance purchases by nonresident aliens and foreign corporations

The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers who are U.S. citizens or residents. Purchasers who are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax advisor regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.

FEDERAL TAX CONSIDERATIONS	PROSPECTUS	63

RIGHTS AND RESPONSIBILITIES

VOTING RIGHTS

As explained in “The Variable Investment Options,” we are the owner of the fund shares held in the Separate Account. As a result, we have the right to vote at any meeting of the funds’ shareholders. Where we are required to by law, we will vote fund shares based on the instructions we receive from Executive Benefits VUL policyowners. If we do not receive instructions from some policyowners, we will vote fund shares attributable to their Policies, and any shares we own in our own right, in the same proportion as the shares attributable to the policyowners from whom we do receive instructions. Because of this proportional voting, a small number of policyowners could control the outcome of a vote. This proportion could include policyowners and contract owners from other separate accounts.

If changes in the law or its interpretation allow us to make voting decisions in our own right, or to restrict the voting of policyowners, we reserve the right to do so. We will ask you for your voting instructions if, on the record date set by the fund’s directors, part of your Policy Account Value is invested in the variable investment option of the Separate Account that corresponds to the mutual fund holding a shareholders’ meeting.

The number of votes that you have will be based on the number of shares that you hold. We will calculate the number of shares, or fraction of a share, that you hold on the record date by dividing the dollar value of your investment in the division of the Separate Account corresponding to the mutual fund by the net asset value of the variable investment option’s shares on that date.

If, after careful examination, we reasonably disapprove of a proposed change to a mutual fund’s investment adviser, its advisory contract, or its investment objectives or policies, we may disregard policyowners’ voting instructions, if the law allows us to do so. If the change affects the investment adviser or investment policy, we will only exercise this right if we determine in good faith that the proposed change is contrary to state law or is inappropriate in view of the fund’s investment objective and purpose. If we exercise this right, we will provide a detailed explanation of our actions in the next semi-annual report to policyowners.

Certain activities related to the operation of the Separate Account may require the approval of policyowners. See “Rights Reserved by GIAC.” If a vote is required, you will be given one vote for every $100 of your Policy that is held in the variable investment options. For any investments that we hold on our own behalf, we will vote in the same proportion as our policyowners. You do not have the right to vote on the operations of the fixed-rate option.

64	PROSPECTUS	RIGHTS AND RESPONSIBILITIES

LIMITS TO GIAC’S RIGHT TO CHALLENGE A POLICY

Incontestability

Generally, we cannot challenge your Policy or any Total Face Amount increase once it is in force for two years. If we successfully challenge an increase in Total Face Amount, the death benefit will be the amount that would have been payable had such increase not taken effect. If this Policy is reinstated, the Policy will have a new two-year contestable period from the date of reinstatement.

The period of time during which we can challenge the Policy or any increase in Total Face Amount may vary depending on the state in which your Policy is issued. You should refer to your Policy for further details.

Misstatement of age or sex

If we find that the information in the application regarding the age or sex of the insured is wrong, we will adjust the death benefit to that which would have been purchased by the most recent deduction for cost of insurance under the Policy using the correct age or sex.

Suicide exclusion

If the insured commits suicide within two years of the Policy’s Issue Date, regardless of whether he or she is considered sane at the time, the amount that we must pay in death benefits will be limited to the greater of (a) or (b) as of the date of death where:

(a)	is the sum of all Policy premiums paid, minus any Policy Debt, and minus any partial withdrawals; and

(b)	is the Policy Account Value minus any Policy Debt.

If the insured commits suicide, while sane or insane, within two years from the effective date of any increase in the Total Face Amount, our liability, with respect to such increase, will be limited to the cost of insurance for such increase.

The period during which our liability is limited when the insured’s death results from suicide may vary depending on the state in which your Policy is issued. You should refer to your Policy for further details.

RIGHTS RESERVED BY GIAC

We reserve the right to make changes or take actions that we feel are in the best interests of the policyowners and their beneficiaries, or are appropriate to carry out the purposes of the Policy. We will follow applicable laws and regulations in exercising our rights, and will seek the approval of policyowners or regulators when necessary. Some of the changes or actions we may take include:

•	operating the Separate Account in any form permitted by law;

•	taking any action that will allow the Separate Account either to comply with or be exempt from sections of the 1940 Act;

•	de-registering the Separate Account under the 1940 Act;

Incontestability

Generally, we cannot challenge your Policy once it is in force for two years.

RIGHTS AND RESPONSIBILITIES	PROSPECTUS	65

•	transferring the assets from one division of the Separate Account into other divisions, or to one or more separate accounts, or to our general account;

•	adding, combining or removing investment divisions in the Separate Account;

•

substituting, for the Policy Account Value held in any investment division, the shares of another class issued by a mutual fund in which such values are invested or the shares of a different mutual fund, or any other investment allowed by law;

•

modifying, adding to, suspending or eliminating your ability to direct how your Net Premiums are invested, or to transfer Unloaned Policy Account Value among the variable investment options or the fixed-rate option;

•	changing the way we make deductions or collect charges, consistent with the limits outlined in the Policy;

•	changing the Policy as required to ensure that it continues to qualify as life insurance under the Internal Revenue Code, or to preserve favorable tax treatment for your benefits under the Policy; or

•	making any changes necessary to the Policy so that it conforms with any action we are permitted to take.

Substitutions may be made with respect to existing Policy Account Value or the investment of future premium payments, or both. We may close subaccounts to allocations of premium payments or Policy Account Value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

We will inform you if we make a change that affects the basic nature of the investments in any of the variable investment options. If this occurs, you will have 60 days from the postmark on our notice to transfer your investments out of this option and into one of the other investment options, without charge. See “Transfers among the Investment Options.”

YOUR RIGHT TO CANCEL YOUR POLICY

You may cancel your Policy by returning it with a written cancellation notice to either our Customer Service Office or the agent from whom you bought the Policy. You must do this by the later of:

•	10 days of receiving your Policy; or

•	45 days of signing your completed Policy application.

Longer periods may apply in some states. You should refer to your Policy for further details.

If a cancellation notice is sent by mail, it will be effective on the date of the postmark. Once we receive your notice, we will refund all of the premiums you have made towards your Policy, and it will be considered void from the beginning. We may delay refunding any payments you made by check until your check has cleared.

66	PROSPECTUS	RIGHTS AND RESPONSIBILITIES

OTHER INFORMATION

DISTRIBUTION OF THE POLICIES

We have entered into a distribution agreement with Guardian Investor Services LLC (GIS) for the distribution and sale of the Policies. GIS is affiliated with us. GIS acts as principal underwriter of the Executive Benefits VUL Policies as well as other variable life insurance policies and variable annuities that we offer. The Executive Benefits VUL Policies are distributed by GIAC agents who are licensed by state insurance authorities to sell variable life insurance and are Registered Representatives of GIS or other broker-dealer firms with which GIAC has entered into agreements to sell the policies, including Park Avenue Securities LLC, a wholly owned subsidiary of GIAC.

The actual amount of compensation received by your Registered Representative will vary depending on specific payment arrangements of the broker-dealer, but the maximum payable for the sale of the Policies is as follows:

Policy Year one — premiums up to one Target Premium:

Generally, GIAC pays a maximum of 22% of Policy premiums up to one Target Premium in the first Policy Year.

Policy Years two through six — premiums up to one Target

Premium: Generally, GIAC pays a maximum of 3.0% of Policy premiums up to one Target Premium in Policy Years two through six.

Policy Year one — premiums in excess of one Target Premium:

Generally, GIAC pays a maximum of 1.00% of Policy premiums in excess of one Target Premium in Policy Year one.

Policy Years two through six — premiums in excess of one Target

Premium: Generally, GIAC pays a maximum of 1.50% of Policy premiums in excess of one Target Premium in Policy Years two through six.

Policy Years seven and thereafter: Generally, GIAC pays a maximum of 0.15% of Unloaned Policy Account Value per annum monthly in Policy Years seven and thereafter.

We reserve the right to pay any compensation permissible under applicable state law and regulations while a Policy is in force including, for example, additional sales or service compensation, or additional amounts paid in connection with special promotional incentives. In addition, we may compensate certain individuals for the sale of Policies in the form of commission overrides, expense allowances, bonuses, wholesaler fees and training allowances. Individuals may also qualify for non-cash compensation such as expense-paid trips and educational seminars.

The fees and charges imposed under the Policy defray the costs of commissions and other sales expenses. You are not charged directly for commissions or other compensation paid for the sale of the Policies, but

OTHER INFORMATION	PROSPECTUS	67

commissions and other compensation are considered by GIAC in setting the levels of the charges that you do pay under the Policy.

If you return your Policy under the right to cancel provisions, the GIAC agent may have to return some or all of any commission we have paid.

REINSURANCE ARRANGEMENTS

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Policies’ guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer’s contractual liability runs solely to GIAC, and no policyowner shall have any right of action against any reinsurer.

TELEPHONE AND ELECTRONIC SERVICES

We will process certain transactions by telephone if you have authorized us to do so. We currently take requests for fund transfers and changes in allocation of future premiums over the phone. See “How Your Premiums Are Allocated” and “Transfers among the Investment Options” for more details on requesting these transactions by telephone.

In addition to these telephone services, in the future we anticipate offering you the ability to use your personal computer to receive documents electronically, review your Policy information and perform other specified transactions. We will notify you as these electronic services become available. At that time, if you want to participate in any or all of our electronic programs, we will ask that you visit our Web site for information and registration. You may also be able to register by other forms of communication. If you choose to participate in the electronic document delivery program, you will receive financial reports, prospectuses, confirmations and other information via the Internet. You may always request paper copies of any of these documents at any time by calling our Customer Service Office.

Generally, you are automatically eligible to use these services when they are available. You must notify us if you do not want to participate in any or all of these programs. Should you decline to participate, you will be able to reinstate these services at any time. You bear the risk of possible loss if someone gives us unauthorized or fraudulent registration or instructions for your account so long as we believe that the registration or instructions are genuine and we have followed reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine. If we do not follow reasonable procedures to confirm that the registration or instructions are genuine, we may be liable for any losses. Please take precautions to protect yourself from fraud. Keep your Policy information and PIN number private and immediately review your statements and confirmations. Contact us immediately about any transactions you believe to be unauthorized.

68	PROSPECTUS	OTHER INFORMATION

We may change, suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right to refuse any transaction request that we believe would be disruptive to Policy administration or not in the best interests of the policyowners or the Separate Account. Telephone and Internet services may be interrupted or response times slow if we are experiencing physical or technical difficulties, or economic or market emergency conditions. While we are experiencing such difficulties, we ask you to send your request by regular or express mail and we will process it using the net asset value first calculated after we receive the request. We will not be responsible or liable for any inaccuracy, error or delay in or omission of any information you transmit or deliver to us; any loss or damage you may incur because of such inaccuracy, error, delay, omission or nonperformance; or any interruption resulting from emergency circumstances.

CERTAIN RESTRICTIONS ON PAYMENTS UNDER THE POLICY

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” a policyowner’s Policy. If these laws apply in a particular situation, we would not be allowed to process any request for a surrender, partial withdrawal, or transfer, or pay death benefits. If a Policy were frozen, the Policy Account Value would be moved to a special segregated account and held there until we received instructions from the appropriate federal regulator. These laws may also require us to provide information about you and your Policy to government agencies and departments.

LEGAL CONSIDERATIONS FOR EMPLOYERS

The Executive Benefits VUL Policy estimates different risks for men and women in establishing a Policy’s premiums, benefits and deductions, except in states where gender-neutral standards must be used. In 1983, the United States Supreme Court held that optional annuity benefits offered under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Anyone interested in buying an Executive Benefits VUL Policy in connection with an insurance or benefits program should consult with their legal advisor to determine if the Policy is appropriate for this purpose.

ILLUSTRATIONS

Illustrations can help demonstrate how the Policy operates, given the Policy’s charges, investment options and any optional features selected, how you plan to accumulate or access Policy Account Value over time, and assumed rates of return. Illustrations may also be able to assist you in comparing the Policy’s death benefit, Alternate Cash Surrender Value and Policy Account Value with those of other variable life insurance policies based upon the same or similar assumptions. You may ask your Registered Representative or us (by calling 800-441-6455) to provide an illustration, without charge, based upon your specific situation.

OTHER INFORMATION	PROSPECTUS	69

Personalized illustrations for prospective and existing policyowners will use both (i) an arithmetic average and (ii) a fund-specific weighted average of the investment advisory fees and operating expenses incurred by the underlying mutual funds based, with certain exceptions, on actual fees and expenses after applicable reimbursements and waivers incurred by the funds during 2009. Please note that a decline in a mutual fund’s average net assets during the current fiscal year as a result of market volatility or other factors could cause the expense ratio for a fund’s current fiscal year to be higher than the expense information utilized in the illustration.

LEGAL PROCEEDINGS

Currently there are no legal proceedings that are likely to have a material adverse effect on the Separate Account, the ability of GIS to perform under its agreement to serve as principal underwriter of the Policies, or GIAC’s ability to meet its obligations under the Policies.

FINANCIAL STATEMENTS

The financial statements of GIAC and the Separate Account are contained in the Statement of Additional Information.

70	PROSPECTUS	OTHER INFORMATION

APPENDIX A

SPECIAL TERMS USED IN THIS PROSPECTUS

Some of the special terms used in this prospectus are defined below.

Alternate Cash Surrender Value (your Policy refers to this as Alternate Net Cash Surrender Value)

The Policy Account Value plus a percentage of the total of all premium charges we have deducted from the premiums you have paid, up to and including the date the Alternate Cash Surrender Value is calculated. Beginning with Policy Month 84, the Alternate Cash Surrender Value equals the Policy Account Value.

Attained Age

The insured’s age on his or her birthday closest to the Policy Date plus the number of Policy Years completed since the Policy Date.

Basic Face Amount

The amount of coverage provided by the Policy, excluding any Supplemental Face Amount. The minimum Basic Face Amount is currently $100,000 ($250,000 for fully underwritten preferred plus non-tobacco (NT) policies).

Business Day

Each day that GIAC processes transactions, currently including each day on which the NYSE or its successor is open for trading and GIAC is open for business. GIAC’s close of business is 4:00 p.m. New York time or, if earlier, the close of the NYSE. If any transaction or event occurs or is scheduled to occur on a day that is not a Business Day, or if a transaction request is received after GIAC’s close of business, such transaction or event will be deemed to occur as of the next following Business Day unless otherwise specified. Currently, the only day on which the NYSE is open and GIAC is closed is the day after the Thanksgiving holiday. It is, however, possible that GIAC could be closed due to extreme weather conditions or other acts of God at times when the NYSE remains open. So long as the NYSE is open, we will calculate unit values and deduct Monthly Deductions on that day, even if GIAC is closed.

Customer Service Office

For regular mail: The Guardian Insurance & Annuity Company, Inc., Customer Service Office, P.O. Box 26125, Lehigh Valley, PA 18002-6125, 800-441-6455

For registered, certified or express mail: The Guardian Insurance & Annuity Company, Inc., 3900 Burgess Place, Bethlehem, PA 18017

Good Order

Notice from the party authorized to initiate a transaction under this Policy in a form satisfactory to GIAC, including all information required by GIAC to process the requested transaction.

Initial Total Face Amount

The sum of the Basic Face Amount plus any Supplemental Face Amount coverage in force on the Policy’s Issue Date.

APPENDICES	PROSPECTUS	71

APPENDIX A

Internal Revenue Code

The Internal Revenue Code of 1986, as amended, and its related rules and regulations.

Issue Date

The date your Policy is issued at GIAC’s Customer Service Office.

Loan Account

An account to which values from the variable investment options and the fixed-rate option are transferred when a policy loan is taken and to which we credit interest earned on the Loan Amount. The Loan Account is equal to the loan plus interest we credit to the Loan Account.

Loan Amount

The sum of any amounts borrowed plus any capitalized loan interest less any loan repayment.

Minimum to Issue Premium

The amount of premium that is due on the date your Policy is issued and must be paid in order for your Policy to take effect. It is shown in your Policy. It varies based on issue age, sex and underwriting class of the insured and Total Face Amount of the Policy.

Monthly Deduction

The total of the charges due and payable on each Monthly Processing Date including cost of insurance and mortality and expense risk charges.

Monthly Processing Date

The day of each Policy Month on which the Monthly Deduction is deducted from the Policy Account Value and certain Policy benefits and values are calculated. The Monthly Processing Date is the same date of each calendar month as the Policy Date, or the last day of a calendar month if that is earlier. If such calendar day is not a Business Day, the Monthly Processing Date will be the next following Business Day.

Net Amount at Risk

The difference between the amount of the Policy’s death benefit that you would be paid and the Policy Account Value, after subtracting all applicable Monthly Deductions other than cost of insurance.

Net Cash Surrender Value

The Alternate Cash Surrender Value of your Policy less any Policy Debt, but not less than zero.

Net Premium

The amount of premium that remains after we deduct premium charges from the premiums you pay.

1940 Act

The Investment Company Act of 1940, as amended.

72	PROSPECTUS	APPENDICES

APPENDIX A

NYSE

The New York Stock Exchange.

Policy Account Value

The sum of the values of the variable investment options, the fixed-rate option and the Loan Account.

Policy Anniversary

The same date each year as the Policy Date.

Policy Date

This date is used to measure Policy Months, Policy Years, Policy Anniversaries, and Monthly Processing Dates. It also determines the age of the insured at issue. Your Policy Date is shown in the Policy Data section of your Policy.

Policy Debt

The unpaid Policy Loan Amount plus the accrued and unpaid interest on those loans.

Policy Year

The year commencing with the Policy Date or with an anniversary of that date.

SEC

The United States Securities and Exchange Commission.

Supplemental Face Amount

Additional insurance coverage that provides a level death benefit to the Policy Anniversary nearest the insured’s 100th birthday.

Target Premium

A measure of premium used to determine your Policy’s premium charges and agent commissions. Only the Policy’s Basic Face Amount has a Target Premium. The Target Premium associated with the Basic Face Amount is based on the insured’s age at issue, underwriting class and sex (unless sex-neutral rates are required by law).

Total Face Amount

The sum of the Basic Face Amount plus any Supplemental Face Amount, including any increases or decreases in the Total Face Amount, since the Issue Date. On the Policy Anniversary on which the insured is Attained Age 100, all Supplemental Face Amount coverage will end and thereafter the Total Face Amount will equal the Basic Face Amount in effect on the date of determination.

Unloaned Policy Account Value

The Policy Account Value less the Loan Account.

APPENDICES	PROSPECTUS	73

APPENDIX B

TABLE OF ALTERNATE CASH SURRENDER VALUE PERCENTAGES

Table of percentages used in the calculation of the Alternate Cash Surrender Value.

Policy Month	Percentage	Policy Month	Percentage
1	120%	43	89.17%
2	120%	44	88.33%
3	120%	45	87.50%
4	120%	46	86.67%
5	120%	47	85.83%
6	120%	48	85.00%
7	120%	49	82.92%
8	120%	50	80.83%
9	120%	51	78.75%
10	120%	52	76.67%
11	120%	53	74.58%
12	120%	54	72.50%
13	118.75%	55	70.42%
14	117.50%	56	68.33%
15	116.25%	57	66.25%
16	115.00%	58	64.17%
17	113.75%	59	62.08%
18	112.50%	60	60.00%
19	111.25%	61	57.92%
20	110.00%	62	55.83%
21	108.75%	63	53.75%
22	107.50%	64	51.67%
23	106.25%	65	49.58%
24	105.00%	66	47.50%
25	104.17%	67	45.42%
26	103.33%	68	43.33%
27	102.50%	69	41.25%
28	101.67%	70	39.17%
29	100.83%	71	37.08%
30	100.00%	72	35.00%
31	99.17%	73	32.08%
32	98.34%	74	29.17%
33	97.50%	75	26.25%
34	96.67%	76	23.33%
35	95.83%	77	20.42%
36	95.00%	78	17.50%
37	94.17%	79	14.58%
38	93.33%	80	11.67%
39	92.50%	81	8.75%
40	91.67%	82	5.83%
41	90.83%	83	2.92%
42	90.00%	84 & Over	0%

74	PROSPECTUS	APPENDICES

APPENDIX C

HYPOTHETICAL ILLUSTRATIONS

ILLUSTRATIONS OF DEATH BENEFITS, POLICY ACCOUNT VALUES, NET CASH SURRENDER VALUES AND ACCUMULATED POLICY PREMIUMS

The following tables illustrate how the Policies operate. Specifically, they show how the death benefit, Net Cash Surrender Value and Policy Account Value can vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account that are equal to constant after-tax annual rates of 0%, 6% and 10%. The tables are based on Policies with face amounts of $1,000,000 for a male insured, issue age 40, guaranteed underwriting class, utilizing the Cash Value Accumulation Test. Values are first given based on current charges and then based on the Policy’s higher guaranteed charges. Each illustration is given for a Policy with an Option 1 death benefit. These illustrations may assist in the comparison of death benefits, Net Cash Surrender Values and Policy Account Values for Executive Benefits VUL Policies with those for other variable life insurance policies that may be issued by GIAC or other companies. Prospective policyowners are advised, however, that it may not be advantageous to replace existing life insurance coverage by purchasing an Executive Benefits VUL Policy, particularly if the decision to replace existing coverage is based primarily on a comparison of policy illustrations.

Actual returns will fluctuate over time and likely will be both positive and negative. The actual death benefits, Net Cash Surrender Values and Policy Account Values under the Policy could be significantly different from those shown even if actual returns averaged 0%, 6% and 10%, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless the policyowner pays more than the stated premium.

Death benefits, Net Cash Surrender Values and Policy Account Values will also be different from the amounts shown if (1) the actual gross rates of return average 0%, 6% or 10%, but vary above and below the average over the period; and (2) premiums are paid at other than annual intervals. Benefits and values will also be affected by the policyowner’s allocation of the Unloaned Policy Account Value among the variable investment options and the fixed-rate option. If the actual gross rate of return for all options averages 0%, 6% or 10%, but varies above or below that average for individual options, allocation and transfer decisions can have a significant impact on a policy’s performance. Policy loans and other Policy transactions, such as partial withdrawals, will also affect results, as will the insured’s sex and underwriting class.

Death benefits, Net Cash Surrender Values and Policy Account Values shown in the tables reflect the fact that: (1) deductions have been made from premiums for premium charges; and (2) the Monthly Deduction is deducted from the Policy Account Value on each Monthly Processing Date. See “Deductions and Charges.” The amounts shown in the illustrations also reflect an arithmetic average of the investment advisory fees and operating expenses incurred by the mutual funds, at an annual rate of 1.03% of the average daily net assets of such funds. The arithmetic average is based upon actual expenses of the funds incurred during 2009, before taking into account any applicable expense reimbursements or fee waivers. For an explanation of the expenses, see the accompanying fund prospectuses. Please note that a decline in a mutual fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the expense ratio for a fund’s current fiscal year to be higher than the expense information utilized herein.

Taking account of the average investment advisory fee and operating expenses of the mutual funds, the gross annual rates of return of 0%, 6% and 10% correspond to net investment experience at -1.03%, 4.97% and 8.97%, respectively.

The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Separate Account since no charges are currently made. If any such charges are imposed in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the death benefits, Net Cash Surrender Values and Policy Account Values illustrated. See “GIAC’s taxes.”

APPENDICES	PROSPECTUS	75

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

GIAC will furnish upon request an illustration reflecting the proposed insured’s age, sex, underwriting class, face amount requested and applicable life insurance test, but a premium-based illustration must reflect GIAC’s current minimum Face Amount requirement for Executive Benefits VUL — which is $100,000 ($250,000 for fully underwritten preferred plus NT Policies). These personalized illustrations will use both (i) a fund-specific weighted average of the investment advisory fees and operating expenses incurred by the mutual funds selected by the policyowner and (ii) an arithmetic average of the investment advisory fees and expenses incurred by all funds, based on actual fees and expenses of the funds incurred during 2009, after applicable reimbursements, waivers and restatements.

These illustrations will refer to “net outlay” as the cash flow into or out of the Policy. It is equal to the sum of all premiums and accrued loan interest paid in cash and reduced by the proceeds of any Policy loan or partial withdrawal received in cash. For purposes of these illustrations, “net outlay” will be equal to Target Premium. With this Policy, we reasonably expect that policyowners will pay the Target Premium annually. Therefore, the illustrations are based on this expectation and as a result show premiums being paid only through Policy Year seven. If the policyowner pays the Target Premium for seven years, any additional payment after that would cause the Policy to become a modified endowment contract.

From time to time, advertisements or sales literature for Executive Benefits VUL may quote historical performance data of one or more of the underlying funds, and may include cash surrender values and death benefit figures computed using the same methodology as that used in the following illustrations, but with historical average annual total returns of the underlying funds for which performance data is shown in the advertisement or sales literature replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables and examples. Any such information is intended to show the Policy’s investment experience based on the historical experience of the underlying funds and is not intended to represent what may happen in the future.

GIAC began to offer Executive Benefits VUL on October 15, 2008. As such, the Policies may not have been available when the funds commenced their operations. However, illustrations may be based on the actual investment experience of the funds since their respective inception dates. The results for any period prior to the Policies’ being offered would be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies. Thus the illustrations will reflect deductions for each fund’s expenses, and the charges deducted from premiums, Monthly Deductions and any transaction deductions associated with the Policy in question.

76	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

Male Issue Age 40, Guaranteed Issue Standard Risk Underwriting Class

$1,000,000 Basic Face Amount

Death Benefit Option 1

Target Premium = $40,370

Payment Scenario is Target Premium for Seven Years

These values reflect CURRENT cost of insurance and other charges

Using the Cash Value Accumulation Test as defined under Section 7702 of the Internal Revenue Code.

End of Policy Year	Age Beginning of Year	Assuming Current Charges and 0% Gross (-1.03% Net) Return				Assuming Current Charges and 6% Gross (4.97% Net) Return				Assuming Current Charges and 10% Gross (8.97% Net) Return
		Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit
1	40	40,370	35,536	39,896	1,000,000	40,370	37,714	42,074	1,000,000	40,370	39,166	43,526	1,000,000
2	41	40,370	70,664	78,294	1,000,000	40,370	77,263	84,893	1,000,000	40,370	81,808	89,438	1,000,000
3	42	40,370	105,380	115,735	1,000,000	40,370	118,732	129,087	1,000,000	40,370	128,233	138,587	1,000,000
4	43	40,370	139,680	152,033	1,000,000	40,370	162,211	174,564	1,000,000	40,370	178,777	191,131	1,000,000
5	44	40,370	173,557	184,457	1,000,000	40,370	207,795	218,695	1,000,000	40,370	233,811	244,711	1,000,000
6	45	40,370	207,010	214,640	1,000,000	40,370	255,591	263,220	1,000,000	40,370	293,746	301,376	1,000,000
7	46	40,370	240,037	240,037	1,000,000	40,370	305,710	305,710	1,000,000	40,370	358,836	358,836	1,168,786
8	47	—	236,214	236,214	1,000,000	—	319,643	319,643	1,007,515	—	389,525	389,525	1,227,783
9	48	—	232,267	232,267	1,000,000	—	334,147	334,147	1,019,502	—	422,738	422,738	1,289,799
10	49	—	228,181	228,181	1,000,000	—	349,235	349,235	1,031,418	—	458,670	458,670	1,354,620
15	54	—	205,112	205,112	1,000,000	—	434,017	434,017	1,091,723	—	687,224	687,224	1,728,640
20	59	—	175,323	175,323	1,000,000	—	535,933	535,933	1,159,731	—	1,023,084	1,023,084	2,213,900
25	64	—	132,984	132,984	1,000,000	—	656,449	656,449	1,235,265	—	1,510,813	1,510,813	2,842,954
30	69	—	68,231	68,231	1,000,000	—	796,825	796,825	1,322,945	—	2,210,961	2,210,961	3,670,795
35	74	—	—	—	—	—	958,469	958,469	1,419,092	—	3,206,308	3,206,308	4,747,202
40	79	—	—	—	—	—	1,143,686	1,143,686	1,532,142	—	4,612,566	4,612,566	6,179,235
45	84	—	—	—	—	—	1,355,531	1,355,531	1,674,197	—	6,591,042	6,591,042	8,140,501
50	89	—	—	—	—	—	1,599,202	1,599,202	1,856,143	—	9,374,684	9,374,684	10,880,898
55	94	—	—	—	—	—	1,884,482	1,884,482	2,085,005	—	13,318,466	13,318,466	14,735,648
60	99	—	—	—	—	—	2,279,280	2,279,280	2,324,270	—	19,420,864	19,420,864	19,804,203
65	104	—	—	—	—	—	2,904,850	2,904,850	2,904,850	—	29,840,308	29,840,308	29,840,308
70	109	—	—	—	—	—	3,702,113	3,702,113	3,702,113	—	45,849,864	45,849,864	45,849,864
75	114	—	—	—	—	—	4,718,192	4,718,192	4,718,192	—	70,448,671	70,448,671	70,448,671
80	119	—	—	—	—	—	6,013,144	6,013,144	6,013,144	—	108,244,929	108,244,929	108,244,929
81	120	—	—	—	—	—	6,311,997	6,311,997	6,311,997	—	117,954,499	117,954,499	117,954,499

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDICES	PROSPECTUS	77

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

Male Issue Age 40, Guaranteed Issue Standard Risk Underwriting Class

$1,000,000 Basic Face Amount

Death Benefit Option 1

Target Premium = $40,370

Payment Scenario is Target Premium for Seven Years

These values reflect GUARANTEED cost of insurance and other charges

Using the Cash Value Accumulation Test as defined under Section 7702 of the Internal Revenue Code.

End of Policy Year	Age Beginning of Year	Assuming Guaranteed Charges and 0% Gross (-1.03% Net) Return				Assuming Guaranteed Charges and 6% Gross (4.97% Net) Return				Assuming Guaranteed Charges and 10% Gross (8.97% Net) Return
		Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit
1	40	40,370	34,686	39,046	1,000,000	40,370	36,835	41,195	1,000,000	40,370	38,268	42,628	1,000,000
2	41	40,370	68,856	76,486	1,000,000	40,370	75,334	82,964	1,000,000	40,370	79,798	87,428	1,000,000
3	42	40,370	102,498	112,853	1,000,000	40,370	115,564	125,919	1,000,000	40,370	124,864	135,219	1,000,000
4	43	40,370	135,612	147,966	1,000,000	40,370	157,604	169,958	1,000,000	40,370	173,779	186,132	1,000,000
5	44	40,370	168,176	179,076	1,000,000	40,370	201,521	212,421	1,000,000	40,370	226,867	237,767	1,000,000
6	45	40,370	200,194	207,824	1,000,000	40,370	247,413	255,042	1,000,000	40,370	284,512	292,142	1,000,000
7	46	40,370	231,696	231,696	1,000,000	40,370	295,409	295,409	1,000,000	40,370	346,908	346,908	1,129,934
8	47	—	226,306	226,306	1,000,000	—	307,039	307,039	1,000,000	—	374,513	374,513	1,180,463
9	48	—	220,843	220,843	1,000,000	—	319,142	319,142	1,000,000	—	404,311	404,311	1,233,574
10	49	—	215,285	215,285	1,000,000	—	331,724	331,724	1,000,000	—	436,459	436,459	1,289,023
15	54	—	184,180	184,180	1,000,000	—	401,393	401,393	1,009,663	—	637,606	637,606	1,603,830
20	59	—	141,741	141,741	1,000,000	—	480,945	480,945	1,040,741	—	921,244	921,244	1,993,524
25	64	—	78,982	78,982	1,000,000	—	569,492	569,492	1,071,635	—	1,315,150	1,315,150	2,474,768
30	69	—	—	—	—	—	664,777	664,777	1,103,710	—	1,850,855	1,850,855	3,072,920
35	74	—	—	—	—	—	766,831	766,831	1,135,356	—	2,573,979	2,573,979	3,810,986
40	79	—	—	—	—	—	870,493	870,493	1,166,158	—	3,522,729	3,522,729	4,719,233
45	84	—	—	—	—	—	968,036	968,036	1,195,607	—	4,722,958	4,722,958	5,833,257
50	89	—	—	—	—	—	1,054,425	1,054,425	1,223,837	—	6,202,217	6,202,217	7,198,716
55	94	—	—	—	—	—	1,133,892	1,133,892	1,254,546	—	8,041,034	8,041,034	8,896,659
60	99	—	—	—	—	—	1,278,533	1,278,533	1,303,770	—	10,931,029	10,931,029	11,146,792
65	104	—	—	—	—	—	1,609,196	1,609,196	1,609,196	—	16,586,954	16,586,954	16,586,954
70	109	—	—	—	—	—	2,025,376	2,025,376	2,025,376	—	25,169,364	25,169,364	25,169,364
75	114	—	—	—	—	—	2,549,192	2,549,192	2,549,192	—	38,192,477	38,192,477	38,192,477
80	119	—	—	—	—	—	3,208,480	3,208,480	3,208,480	—	57,954,001	57,954,001	57,954,001
81	120	—	—	—	—	—	3,359,531	3,359,531	3,359,531	—	62,994,777	62,994,777	62,994,777

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

78	PROSPECTUS	APPENDICES

TABLE OF CONTENTS FOR

STATEMENT OF ADDITIONAL INFORMATION

ABOUT GIAC

ADDITIONAL INFORMATION ABOUT THE POLICY

ADDITIONAL INFORMATION ABOUT CHARGES

PERFORMANCE INFORMATION

ADDITIONAL INFORMATION

FINANCIAL STATEMENTS OF THE GUARDIAN SEPARATE ACCOUNT N

CONSOLIDATED FINANCIAL STATEMENTS OF THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

STATEMENT OF ADDITIONAL INFORMATION–CONTENTS	PROSPECTUS	79

BACK COVER PAGE

WHERE TO GET MORE INFORMATION

Our Statement of Additional Information (SAI) has more details about the Policy described in this prospectus and is incorporated into this prospectus by reference. If you would like a free copy, please call us toll-free at 800-441-6455, or write to us at the following address:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

P.O. Box 26125

Lehigh Valley, PA 18002-6125

Information about us (including the SAI), is also available on the SEC’s Internet site at www.sec.gov, or can be reviewed and copies made at or ordered from (for a fee) the SEC’s Public Reference Room, 100 F Street, NE, Room 1580, Washington, DC 20549. (Direct questions to the SEC at 202-551-5850.)

HOW TO COMMUNICATE WITH US

Except for proper telephone transfer requests, we cannot act on any request unless it is received in writing at our Customer Service Office, in a form acceptable to us. Your request must include:

•	your policy number;

•	the full name of all policyowners;

•	the full name of the insured; and

•	your current address.

Our address for regular mail is:

The Guardian Insurance & Annuity Company, Inc.

P.O. Box 26125

Lehigh Valley, PA 18002-6125

Our address for registered, certified or express mail is:

The Guardian Insurance & Annuity Company, Inc.

3900 Burgess Place

Bethlehem, PA 18017

If you need information on your Policy, or a free personalized illustration of death benefits, surrender values and cash values under your Policy, please contact your Registered Representative, or call us at 800-441-6455 between 8:00 a.m. and 6:00 p.m. New York (eastern) time or write us at the above address. Current policyowners should contact their Registered Representative for current personalized illustrations.

Investment Company Act File No. 811-09725

Securities Act of 1933 File No. 333-151073

80	PROSPECTUS	BACK COVER PAGE

EXECUTIVE BENEFITS VUL

Issued through The Guardian Separate Account N of

The Guardian Insurance & Annuity Company, Inc.

Statement of Additional Information dated May 1, 2010 (as supplemented through June 7, 2010)

This Statement of Additional Information is not a prospectus but should be read in conjunction with the current prospectus for The Guardian Separate Account N variable universal life insurance policy (marketed under the name “Executive Benefits VUL”) (the “Policy”) dated May 1, 2010 (as supplemented through June 7, 2010).

A free prospectus is available upon request by writing or calling:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

P.O. Box 26125

Lehigh Valley, PA 18002

800.441.6455

Read the prospectus before you invest. Terms used in this Statement of Additional Information shall have the same meaning as in the Prospectus.

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ABOUT GIAC

Your Policy is issued through Separate Account N, (Separate Account or Separate Account N), of The Guardian Insurance & Annuity Company, Inc. (GIAC), a Delaware stock insurance company formed in 1970. GIAC is licensed to sell life insurance and annuities in all 50 states of the United States of America and the District of Columbia. As of December 31, 2009, our total assets (GAAP basis) exceeded $9.5 billion.

We are wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a mutual life insurance company organized in the State of New York in 1860. As of December 31, 2009, Guardian Life had total assets (GAAP basis) in excess of $47.7 billion. The offices of both Guardian Life and GIAC are located at 7 Hanover Square, New York, NY 10004.

Both Guardian Life and GIAC have consistently received exemplary ratings from Moody’s Investors Service, Inc., Standard & Poor’s Corporation, Duff & Phelps and A.M. Best. These ratings may change at any time, and only reflect GIAC’s ability to meet its insurance-related obligations and the guaranteed return on the fixed-rate option. These ratings do not apply to the variable investment options, which are subject to the risks of investing in any securities. Guardian Life does not issue the Policies, and does not guarantee the benefits provided by the Policy. The Guardian Separate Account N was established by GIAC’s Board of Directors on September 23, 1999, under the insurance laws of the State of Delaware. It is registered with the SEC as a unit investment trust.

ADDITIONAL INFORMATION ABOUT THE POLICY

DEATH BENEFIT OPTIONS

Cash Value Accumulation Test

To satisfy the Cash Value Test, the death benefit must be at least equal to the Alternate Cash Surrender Value on a given date multiplied by a death benefit factor. A table of death benefit factors appears in your Policy. These factors are equal to one divided by the net single premium (the single premium that would be needed to pay for the death benefit under the Policy, including any Supplemental Face Amount coverage).

Guideline Premium Test

The Guideline Premium Test consists of two parts: the Guideline Premium Test and the Cash Value Corridor Test. To satisfy the Guideline Premium Test the total of all premiums you pay must not exceed certain maximums. The total of premiums paid, minus the nontaxable portion of partial withdrawals, must not be greater than the larger of:

•	the guideline single premium on the date the calculation is done; or

•	the sum of the guideline level premiums to the date the calculation is done.

For the purposes of this test, the guideline single premium is the premium that would be necessary to pay for future benefits under the Policy as calculated at the time the Policy is issued. It’s based on “reasonable” mortality and expense charges (as defined in Section 7702 of the Internal Revenue Code) and an effective annual interest rate of 6%.

The guideline level premium is the level annual premium payable to age 100 that would be necessary to pay for all future benefits under the Policy as calculated at the time the Policy is issued. It’s based on “reasonable” mortality and expense charges (as defined in Section 7702 of the Internal Revenue Code) and an effective annual interest rate of 4%.

Payment of premiums in excess of the guideline premium limit is permitted if such premiums are necessary to keep the Policy in force.

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To satisfy the Cash Value Corridor Test, the death benefit must at least equal the percentage of the Alternate Cash Surrender Value shown in the following table:

Attained age	Percentage of Policy Account Value*
0-40	250%
40-45	250% - 215%
45-50	215% - 185%
50-55	185% - 150%
55-60	150% - 130%
60-65	130% - 120%
65-70	120% - 115%
70-75	115% - 105%
75-90	105%
90-95	105% - 100%
95+	100%
The	percentage decreases as attained age increases within the age ranges.

Experience Factor

We calculate the unit value of each variable investment option on each Business Day by multiplying the option’s immediately preceding unit value by the experience factor (sometimes referred to as the “net investment factor”) for that day. We calculate the experience factor as follows on each Business Day:

•	the net asset value of one share of the mutual fund corresponding to the variable investment option at the close of the current Business Day; plus

•

the amount per share of any dividends or capital gains distributed by the fund on the current Business Day, minus any federal, state or local taxes payable by GIAC and allocated by GIAC to the variable investment option; divided by

•	the net asset value of one share of the same mutual fund at the close of the previous Business Day.

We do not calculate the unit value on non-Business Days. Non-Business Days use the unit value calculated as of the most recent preceding Business Day.

The prospectuses for each fund describe how they calculate the net asset values of their mutual fund shares.

Decreasing the Total Face Amount

Your death benefit option will determine how your Policy is affected by a reduction in the Total Face Amount due to a partial withdrawal:

•	under Option 1, a partial withdrawal will typically cause an immediate reduction in your Policy’s Total Face Amount;

•	under Option 2, a partial withdrawal will not reduce your Policy’s Total Face Amount. However, the amount of your death benefit will decline with each partial withdrawal.

Your Total Face Amount will be decreased by first decreasing any Supplemental Face Amount coverage and then the Basic Face Amount coverage.

If the Policy is using the Guideline Premium Test, guideline single premiums and guideline level premiums will be recalculated. Under the Cash Value Accumulation Test, net single premiums will be recalculated.

Reducing the Total Face Amount of your Policy may have adverse tax consequences, including possibly causing your Policy to be considered a modified endowment contract under the Internal Revenue Code. A decrease in Total Face

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Amount may also reduce the federal tax law limits on what you can put into the Policy. In these cases you may need to have a portion of the policy’s cash value paid to you to comply with federal tax law. See “Federal Tax Considerations” in the prospectus.

Increasing the Total Face Amount

We’ll issue any increase as Supplemental Face Amount coverage. Each increase has its own issue date, face amount and issue age.

You don’t have to pay an additional premium to increase the Total Face Amount, so long as your Policy Account Value, less the Monthly Deduction and less Policy Debt, is not less than zero.

Increasing the Total Face Amount of your Policy may have adverse tax consequences, including possibly causing your Policy to be considered a modified endowment contract. The tax consequences associated with your Policy being classified as a modified endowment contract are discussed in the prospectus under “Federal Tax Considerations.”

Dollar Cost Averaging Transfer Option

The amount of your monthly transfer under this option must be at least $100 for each variable investment option you wish to invest in. Amounts will be transferred automatically on each Monthly Processing Date from RS Money Market VIP Series into the variable investment options you have chosen. Before the program can begin, you must submit an authorization form. We will stop your dollar cost averaging program when:

•	the period of time listed on your dollar cost averaging authorization form ends;

•

your Policy Account Value in RS Money Market VIP Series is insufficient to cover your monthly transfer to the variable investment options you have chosen. If this happens we will divide what you do have in RS Money Market VIP Series proportionally among the variable investment options you have chosen, leaving a balance of zero in RS Money Market VIP Series;

•	you tell us in writing to end the program, and we receive this notice at least three Business Days before the next Monthly Processing Date; or

•	your Policy lapses or you surrender it.

You may change your transfer instructions or reinstate the dollar cost averaging program, subject to the rules above, if we receive a new authorization form at our Customer Service Office at least three Business Days before your Policy’s next Monthly Processing Date.

Automatic Portfolio Rebalancing Transfer Option

If you choose automatic portfolio rebalancing, your Policy Account Value will be automatically rebalanced to maintain a selected proportion of your Policy Account Value in each of the variable investment options. Generally, this selected proportion will correspond to your then-current premium allocation designation.

Before the program can begin, you must submit an authorization form. We will rebalance your Policy Account Value beginning on the date you specify in your written authorization, received in Good Order at our Customer Service Office or on the Business Day next following if the selected date is a non-Business Day. Once rebalancing begins, we will rebalance quarterly thereafter.

Automatic rebalancing transfers do not count against the 12 free transfers that you are permitted to make each year. We do not currently charge you for using this service.

We will stop automatic rebalancing of your Policy Account Value when:

•	The period of time, if any, listed on your automatic rebalancing authorization form ends;

•	any of the variable investment options that are part of your portfolio rebalancing selections becomes unavailable for investment;

•	you tell us in writing to end the program, and we receive this notice at our Customer Service Office at least three Business Days before the next rebalancing date; or

•	Your Policy lapses or you surrender it.

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Payment Options

Under Payment Option 1, we will hold the proceeds and make monthly interest payments at a guaranteed annual rate of 3%.

Under Payment Option 2, we will make monthly payments of a specified amount until the proceeds and interest are fully paid. At least 10% of the original proceeds must be paid each year. Guaranteed interest of 3% will be added to the proceeds each year.

Under Payment Option 3, we will make monthly payments for a specified number of years. The amount of the payments will include interest at 3% per year.

Under Payment Option 4, we will make monthly payments for the longer of the life of the payee or 10 years. The minimum amount of each payment will include interest at 3% per year.

Under Payment Option 5, we will make monthly payments until the amount paid equals the proceeds settled, and for the remaining life of the payee. The minimum amount of each payment will include interest at 3% per year.

Under Payment Option 6, we will make monthly payments for 10 years and for the remaining life of the last surviving of two payees.

The minimum amount of each payment will include interest at 3% per year.

Payment option tables for Options 4, 5 and 6 are based on the Annuity 2000 Mortality Tables (male and female) projected 20 years to the year 2020 by 100% of the male scale G Factors (for males) and 50% of the female scale G Factors (for females).

Your Policy lists the monthly payment for every $1,000 of proceeds that the payee applies under Options 3 to 6.

Exchanging a Policy

If you elect to exchange your Policy for a level premium, fixed-benefit whole life policy then being issued by us or our affiliate, Guardian Life, the exchange may result in a cost or credit to you.

The exchange cost or credit is calculated using the following values where:

•

(a) is the cumulative premiums for the new policy (i.e., the premiums that would have been paid to the date of exchange if the new policy had been in force from the Policy Date) with an annual interest rate of 6%, less the cumulative premiums for this Policy (i.e., the actual premiums paid for this Policy to the date of the exchange) accumulated at an annual interest rate of 6%; and

•	(b) is the cash value of the new policy, less this Policy’s Net Cash Surrender Value on the exchange date.

For purposes of calculating cumulative premiums for this Policy under (a) above, any withdrawals from the Policy will be deducted from the sum of the actual premiums paid to date.

If either or both of these values are greater than zero, you must pay an exchange cost to the issuing company. If both of these values are less than zero, the issuing company will pay an exchange credit to you. The exchange cost will be the greater of (a) or (b). If one value is positive and one value is negative, the exchange cost is the positive value. The exchange credit will be the greater of (a) and (b) (i.e., the amount closer to zero).

In calculating an exchange cost or credit, we reserve the right to assess an additional charge if the insured is in a substandard risk class. This charge would be based on the substandard reserve for the new policy.

If your policy is issued in Florida or New York, you will also have the option to convert the Policy to paid-up insurance. This option can be exercised on any Policy Anniversary and the election is irrevocable. You can obtain more information from your Registered Representative or our Customer Service Office.

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Assigning the Rights to Your Policy

You may assign the rights under your Policy to another person or business. This is often done, for example, to secure a loan. We will only be bound by such an agreement when we have received a copy of the assignment papers, signed by you, as well as the business or person to whom you are assigning your rights, and your Policy’s beneficiaries, if applicable. Assignments are subject to all payments made or actions we have taken on or before the date we receive the assignment papers. We are not responsible for determining whether the transfer of your Policy’s rights is legally valid. The entity or person to whom you assign your rights may exercise all rights granted under the Policy except the right to:

•	change the Policyowner or beneficiary;

•	change a payment option; and

•	direct where your Net Premiums will be invested or make transfers among the fixed-rate and variable investment options.

Assigning the rights to your Policy also may have adverse tax consequences, including possibly causing your Policy to be considered a modified endowment contract under the Internal Revenue Code.

Modifying the Policy

Only the President, a Vice President, or the Secretary of GIAC may make or modify this Policy. No agent has the authority to:

•	change this Policy;

•	waive any provision of this Policy or any of GIAC’s requirements; or

•	waive an answer to any question in the application(s).

GIAC will not be bound by any promise or statement made by any agent or other person except as stated above.

Other Policies

We offer other variable life insurance policies that have different death benefits, policy features and optional programs.

However, these other policies also have different charges that would affect the performance of the investment divisions of the Separate Account in which you invest, as well as your Policy Account Value. To obtain more information about these other policies, contact our Customer Service Office or your registered representative.

Distribution of the Policy and Other Contractual Arrangements

We have an agreement with Guardian Investor Services LLC (GIS) for GIS to act as the principal underwriter of the Policies, as well as the other variable life insurance policies and variable annuity contracts that we offer. GIS is a broker-dealer registered under the Securities Exchange Act of 1934, and a member of the Financial Industry Regulatory Authority (“FINRA”). Under this agreement we paid through GIS for the sale of products issued by the Separate Account a total of $229,604 in 2007, $207,309 in 2008 and $1,929,548 in 2009. GIS did not retain any of such commissions.

GIS is a Delaware corporation organized on December 19, 2001; it is a wholly owned subsidiary of GIAC and is located at 7 Hanover Square, New York, NY 10004.

The offering of the Policies is continuous, and we do not anticipate discontinuing offering the Policies. However, we reserve the right to discontinue the offering at any time. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the policyowners or the Separate Account.

Agents and Commissions

GIAC agents who are licensed by state insurance authorities to sell variable life insurance policies must also be registered representatives of GIS, or of broker-dealer firms that have entered into agreements with GIAC and GIS to sell Policies, which may include our affiliate Park Avenue Securities LLC.

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The prospectus contains information regarding commissions paid to GIAC agents. Information on how to obtain a Prospectus is available on the cover page of this Statement of Additional Information.

Because registered representatives also are GIAC agents, they are eligible for additional compensation in the form of commission overrides, expense allowances, bonuses, wholesaler fees and training allowances. In addition, agents may qualify for non-cash compensation such as expense-paid trips or educational seminars.

If you return your Policy under the right to cancel provisions, the agent may have to return some or all of any commissions we have paid.

Administrative Services

Through an agreement with our parent company, Guardian Life, to carry out the administration of Policies, we are billed quarterly for the time that their staff spends on GIAC business, and for the use of their centralized services and sales force.

Our parent company, Guardian Life, has also entered into an agreement with its wholly owned subsidiary, American Financial Systems, Inc. (“AFS”), a Massachusetts corporation, having its principal place of business at 275 Wyman Street, Waltham, MA, pursuant to which AFS will provide services to support the sale, issuance and maintenance of GIAC’s Executive Benefits VUL Policies including but not limited to (i) providing initial and annual illustrations for the Policies, (ii) providing third party administrative services for executive benefit plans using the Policies as funding vehicles, such as plan enrollment, implementation, administration and case management, including benefit statements, preparation of forms for policy changes, and transaction confirmations for the Policies, (iii) coordinating allocation of cash values with allocations made by the policyowner’s plan participants/insureds on an ongoing basis, and (iv) providing the policyowner and plan participants/insureds access to on-line account information services. Guardian Life will make payments to AFS on behalf of GIAC consisting of royalties based on premiums received by GIAC for the Policies, an annual maintenance fee for on-line systems access services, and reimbursement for services provided by employees of AFS on behalf of the Policies including a percentage of salaries and bonuses, allocated overhead expenses and information technology infrastructure expenses. As of December 31, 2009, Guardian Life has made payments of $369,000 to AFS under this agreement and GIAC has made payments of $522,000.

Other Agreements

We have entered into several other agreements, including:

•

agreements with the RS, AllianceBernstein, American Century, BlackRock, Davis, Delaware, Evergreen, Fidelity, Franklin/Templeton, Fred Alger, Gabelli, Ibbotson, Invesco, Ivy, Janus, MFS, Oppenheimer, and PIMCO fund complexes (or affiliated entities) under which we are compensated for certain distribution and/or administrative costs and expenses connected to the offering and sale of their funds to our policyholders. The amount we receive is based on a percentage of assets under management. We may also receive 12b-1 fees from the funds.

ADDITIONAL INFORMATION ABOUT CHARGES

Cost of Insurance Charge

Changes in the health of the insured will not cause your cost of insurance charge to increase. Increases in the cost of insurance rates are not made to an individual Policy, but are made equally to all Policies where the insured people are of the same Attained Age, sex, and underwriting class. We may increase this charge when we expect:

•	a higher number of deaths among people in a certain group;

•	higher expenses or federal income taxes;

•	a higher number of Policies that are allowed to lapse by their policyowners;

•	an increase in state or local premium taxes; or

•	lower earnings.

B-7

Generally, reducing the Net Amount at Risk results in lower charges for the cost of insurance. Decreasing the Net Amount at Risk partly depends on the death benefit option you choose. If you choose Option 1, in which the death benefit is the Total Face Amount of your Policy, you reduce the Net Amount at Risk when you pay premiums. That’s because premiums increase the Policy Account Value. If you choose Option 2, in which the death benefit can increase to more than the Total Face Amount, paying premiums will not affect the Net Amount at Risk. The Net Amount at Risk can increase, for example, when we increase a Policy’s death benefit to meet the requirements of the Internal Revenue Code. See “Death Benefit Options” in the prospectus. A higher Net Amount at Risk results in higher deductions for cost of insurance.

Actuarial Experts

The actuarial matters contained in this prospectus have been examined by Michael Slipowitz, FSA, Vice President and Chief Actuary, Retirement, of GIAC. His opinion on actuarial matters is filed as an exhibit to the registration statement filed with the Securities and Exchange Commission.

ADDITIONAL INFORMATION

Communications We’ll Send You

Shortly after your Policy Anniversary each year, we will send you an updated statement showing the following information:

•	the amount of your current death benefit;

•	the instructions we have on file regarding where to invest your Net Premiums, and how much you have invested in each of the allocation options;

•	your Policy Account Value and Alternate Cash Surrender Value;

•	the amount you have paid in Policy premiums and the charges that we have deducted since the last Policy Anniversary;

•	a summary of any transfers or partial withdrawals, loans or loan repayments that you have made since your last annual statement;

•	the total of any outstanding Policy Debt that you owe us; and

•	the interest rate for allocations to the fixed-rate option.

Twice a year we will send you reports containing the financial statements of the underlying funds. The annual reports will contain audited financial statements.

We will confirm in writing receipt of your Policy premiums and any transfers or other transactions. However, you will not automatically receive a confirmation statement for premium payments paid through the pre-authorized checking plan; these confirmation statements will be mailed only upon request. We will also write you to request a required payment to keep your Policy from lapsing.

If several members of the same household own a Policy, we may send only one annual report, semi-annual report and prospectus to that address unless you instruct us otherwise. You may receive additional copies by calling or writing our Customer Service Office.

Advertising Practices

In our advertisements and sales materials for the Policies we may include:

•	articles or reports on variable life insurance in general, or specifically, and any other information published in business or general information publications;

•	relevant indices or rankings of investment securities or similar groups of funds;

•	comparisons of the variable investment options with the mutual funds offered through the separate accounts of other insurance companies, or those with similar investment objectives and policies; and

•

comparisons with other investments, including those guaranteed by various governments. We may use the past performance of the variable investment options and funds to promote the policies. This data is not indicative of the performance of the funds or the policies in the future or the investment experience of individual policyowners.

B-8

We may feature individual funds and their managers, and describe the asset levels and sales volumes of GIAC, GIS and others in the investment industry. We may also refer to past, current or prospective economic trends and investment performance, and any other information that may be of interest.

Advertisements and sales literature about the variable life policies and the Separate Account may also refer to ratings given to GIAC by insurance company rating organizations such as:

•	Moody’s Investors Service, Inc.

•	Standard & Poor’s Ratings Group

•	A.M. Best & Co.

•	Duff & Phelps

These ratings relate only to GIAC’s ability to meet its obligations under the Policy’s fixed-rate option and to pay death benefits provided under the Policy, not to the performance or safety of the variable investment options.

Legal Matters

The legal validity of the Policy has been confirmed by Richard T. Potter, Jr., Senior Vice President and Counsel of GIAC.

Financial Statements

The GIAC consolidated financial statements contained in this Statement of Additional Information should only be used to determine our ability to meet our obligations under the Policies, and not as an indication of the investment experience of the Separate Account.

Experts

The consolidated balance sheets of GIAC as of December 31, 2009 and 2008, and the related consolidated statements of income and comprehensive income, of changes in stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2009, and the statement of assets and liabilities of Separate Account N as of December 31, 2009 and the related statement of operations for the year then ended and the statement of changes in net assets for the two years in the period ended December 31, 2009, included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

B-9

FINANCIAL STATEMENTS OF

THE GUARDIAN SEPARATE ACCOUNT N

The Guardian Separate Account N

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

	RS Large Cap Alpha VIP Series Class I	RS S&P 500 Index VIP Series Class I
Assets:
Shares owned in underlying fund	154,974	561,936
Net asset value per share (NAV)	33.22	8.08

Total Assets (Shares x NAV)	$5,148,228	$4,540,444
Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—

Net Assets	$5,148,228	$4,540,444

Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$4,341,909	$4,257,313

Net Assets	$4,341,909	$4,257,313
Units Outstanding	552,316	483,109
Unit Value (accumulation)	$7.86	$8.81
Net Assets: Flexible Solutions Series
Contract value in accumulation period	$806,319	$283,131

Net Assets	$806,319	$283,131
Units Outstanding	102,569	32,129
Unit Value (accumulation)	$7.86	$8.81
Net Assets: Total
Contract value in accumulation period	$5,148,228	$4,540,444

Net Assets	$5,148,228	$4,540,444

Cost Of Shares In Underlying Fund	$5,125,566	$5,005,562

STATEMENT OF OPERATIONS

Year Ended December 31, 2009

	RS Large Cap Alpha VIP Series Class I	RS S&P 500 Index VIP Series Class I
2009 Investment Income
Income:
Reinvested dividends	$8,299	$83,599
Expenses:
Mortality and expense risk charges	—	—

Net investment income/(expense)	8,299	83,599

2009 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	37,635	(176,031)
Reinvested realized gain distributions	—	—

Net realized gain/(loss) on investments	37,635	(176,031)
Net change in unrealized appreciation/(depreciation) of investments	971,884	1,107,176

Net realized and unrealized gain/(loss) from investments	1,009,519	931,145

2009 Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,017,818	$1,014,744

See notes to financial statements.

B-10

Investment Divisions
RS Asset Allocation VIP Series Class I	RS High Yield Bond VIP Series Class I	RS Low Duration Bond VIP Series Class I	RS Large Cap Value VIP Series Class I	RS Partners VIP Series Class I	RS Investment Quality Bond VIP Series Class I	RS Global Natural Resources Series Class II

—	48,294	101,362	—	62,411	291,110	7,546
—	7.20	10.31	—	9.79	12.02	8.99

$—	$347,718	$1,045,038	$—	$611,002	$3,499,140	$67,838

—	—	—	—	—	—	—

$—	$347,718	$1,045,038	$—	$611,002	$3,499,140	$67,838

$—	$170,964	$743,189	$—	$84,788	$2,331,361	$67,838

$—	$170,964	$743,189	$—	$84,788	$2,331,361	$67,838
—	10,722	60,141	—	7,117	133,027	8,648
$—	$15.95	$12.36	$—	$11.91	$17.53	$7.84

$—	$176,754	$301,849	$—	$526,214	$1,167,779	$—

$—	$176,754	$301,849	$—	$526,214	$1,167,779	$—
—	11,085	24,427	—	44,172	66,633	—
$—	$15.95	$12.36	$—	$11.91	$17.53	$—

$—	$347,718	$1,045,038	$—	$611,002	$3,499,140	$67,838

$—	$347,718	$1,045,038	$—	$611,002	$3,499,140	$67,838

$—	$338,578	$1,049,161	$—	$558,406	$3,481,121	$63,857

Investment Divisions
RS Asset Allocation VIP Series Class I	RS High Yield Bond VIP Series Class I	RS Low Duration Bond VIP Series Class I	RS Large Cap Value VIP Series Class I	RS Partners VIP Series Class I	RS Investment Quality Bond VIP Series Class I	RS Global Natural Resources Series Class II

$3,014	$23,014	$26,288	$1,143	$—	$140,915	$—

—	—	—	—	—	—	—

3,014	23,014	26,288	1,143	—	140,915	—

(106,877)	(24,599)	2,862	(143,244)	(19,357)	(12,311)	1,387
—	—	—	—	—	21,764	—

(106,877)	(24,599)	2,862	(143,244)	(19,357)	9,453	1,387
153,572	72,075	(1,189)	188,209	111,405	185,544	4,168

46,695	47,476	1,673	44,965	92,048	194,997	5,555

$49,709	$70,490	$27,961	$46,108	$92,048	$335,912	$5,555

B-11

The Guardian Separate Account N

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009 (continued)

	RS Money Market VIP Series Class I	Gabelli Capital Asset

Assets:
Shares owned in underlying fund	4,418,862	117,982
Net asset value per share (NAV)	1.00	14.53

Total Assets (Shares x NAV)	$4,418,862	$1,714,279

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—

Net Assets	$4,418,862	$1,714,279

Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$3,317,758	$1,558,487

Net Assets	$3,317,758	$1,558,487
Units Outstanding	262,632	103,147
Unit Value (accumulation)	$12.63	$15.11

Net Assets: Flexible Solutions Series
Contract value in accumulation period	$1,101,104	$155,792

Net Assets	$1,101,104	$155,792
Units Outstanding	87,170	10,311
Unit Value (accumulation)	$12.63	$15.11

Net Assets: Total
Contract value in accumulation period	$4,418,862	$1,714,279

Net Assets	$4,418,862	$1,714,279

Cost Of Shares In Underlying Fund	$4,418,862	$2,012,169

STATEMENT OF OPERATIONS

Year Ended December 31, 2009 (continued)

	RS Money Market VIP Series Class I	Gabelli Capital Asset

2009 Investment Income
Income:
Reinvested dividends	$2,788	$12,248
Expenses:
Mortality and expense risk charges	—	—

Net investment income/(expense)	2,788	12,248

2009 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	—	(132,406)
Reinvested realized gain distributions	—	1,022

Net realized gain/(loss) on investments	—	(131,384)
Net change in unrealized appreciation/(depreciation) of investments	—	592,174

Net realized and unrealized gain/(loss) from investments	—	460,790

2009 Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,788	$473,038

See notes to financial statements.

B-12

Investment Divisions
RS International Growth VIP Series Class I	RS Emerging Markets VIP Series Class I	RS Small Cap Growth Equity VIP Series Class I	Value Line Centurion	Value Line Strategic Asset Management Trust	AIM V.I. Capital Appreciation Series I	AIM V.I. Utilities Series I

100,479	135,078	222,829	25,413	108,358	18,176	25,686
17.51	21.22	10.30	9.72	15.72	20.33	14.51

$1,759,396	$2,866,357	$2,295,135	$247,013	$1,703,383	$369,523	$372,706

—	—	—	—	—	—	—

$1,759,396	$2,866,357	$2,295,135	$247,013	$1,703,383	$369,523	$372,706

$972,836	$1,872,537	$1,864,929	$246,641	$1,544,219	$344,590	$275,462

$972,836	$1,872,537	$1,864,929	$246,641	$1,544,219	$344,590	$275,462
88,222	55,152	146,138	43,844	138,083	58,127	27,552
$11.03	$33.95	$12.76	$5.63	$11.18	$5.93	$10.00

$786,560	$993,820	$430,206	$372	$159,164	$24,933	$97,244

$786,560	$993,820	$430,206	$372	$159,164	$24,933	$97,244
71,330	29,271	33,711	66	14,232	4,206	9,726
$11.03	$33.95	$12.76	$5.63	$11.18	$5.93	$10.00

$1,759,396	$2,866,357	$2,295,135	$247,013	$1,703,383	$369,523	$372,706

$1,759,396	$2,866,357	$2,295,135	$247,013	$1,703,383	$369,523	$372,706

$1,804,436	$2,919,410	$2,596,375	$383,648	$2,075,708	$421,323	$487,436

Investment Divisions
RS International Growth VIP Series Class I	RS Emerging Markets VIP Series Class I	RS Small Cap Growth Equity VIP Series Class I	Value Line Centurion	Value Line Strategic Asset Management Trust	AIM V.I. Capital Appreciation Series I	AIM V.I. Utilities Series I

$28,206	$76,296	$—	$—	$16,790	$2,138	$16,328

—	—	—	—	—	—	—

28,206	76,296	—	—	16,790	2,138	16,328

(185,426)	(325,964)	(387,411)	(95,842)	(130,170)	(26,131)	(58,507)
760	—	—	—	123,237	—	4,116

(184,666)	(325,964)	(387,411)	(95,842)	(6,933)	(26,131)	(54,391)
572,059	1,576,966	1,020,934	119,849	285,653	92,897	83,165

387,393	1,251,002	633,523	24,007	278,720	66,766	28,774

$415,599	$1,327,298	$633,523	$24,007	$295,510	$68,904	$45,102

B-13

The Guardian Separate Account N

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009 (continued)

	AIM V.I. Core Equity Series I	AIM V.I. Core Equity Series II

Assets:
Shares owned in underlying fund	38,603	5,189
Net asset value per share (NAV)	24.92	24.75

Total Assets (Shares x NAV)	$961,998	$128,438

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—

Net Assets	$961,998	$128,438

Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$936,404	$128,438

Net Assets	$936,404	$128,438
Units Outstanding	116,802	13,824
Unit Value (accumulation)	$8.02	$9.29

Net Assets: Flexible Solutions Series
Contract value in accumulation period	$25,594	$—

Net Assets	$25,594	$—
Units Outstanding	3,193	—
Unit Value (accumulation)	$8.02	$—

Net Assets: Total
Contract value in accumulation period	$961,998	$128,438

Net Assets	$961,998	$128,438

Cost Of Shares In Underlying Fund	$951,609	$124,462

STATEMENT OF OPERATIONS

Year Ended December 31, 2009 (continued)

	AIM V.I. Core Equity Series I	AIM V.I. Core Equity Series II

2009 Investment Income
Income:
Reinvested dividends	$14,539	$1,968
Expenses:
Mortality and expense risk charges	—	—

Net investment income/(expense)	14,539	1,968

2009 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(9,848)	1,118
Reinvested realized gain distributions	—	—

Net realized gain/(loss) on investments	(9,848)	1,118
Net change in unrealized appreciation/(depreciation) of investments	189,240	3,976

Net realized and unrealized gain/(loss) from investments	179,392	5,094

2009 Net Increase/(Decrease) in Net Assets Resulting from Operations	$193,931	$7,062

See notes to financial statements.

B-14

Investment Divisions
AIM V.I. Government Securities Series II	AIM V.I. Mid Cap Core Equity Series II	AIM V.I. Utilities Series II	Alger American Capital Appreciation Class S	Alliance Bernstein VPS Value Class B	Alliance Bernstein VPS Growth & Income Class B	Alliance Bernstein VPS Large Cap Growth Class B

—	4,880	—	3,493	10,375	19,354	5,673
—	10.83	—	45.01	8.90	15.08	24.72

$—	$52,852	$—	$157,220	$92,340	$291,860	$140,234

—	—	—	—	—	—	—

$—	$52,852	$—	$157,220	$92,340	$291,860	$140,234

$—	$52,852	$—	$157,220	$81,027	$274,153	$81,119

$—	$52,852	$—	$157,220	$81,027	$274,153	$81,119
—	5,663	—	16,075	7,511	26,585	7,180
$—	$9.33	$—	$9.78	$10.79	$10.31	$11.30

$—	$—	$—	$—	$11,313	$17,707	$59,115

$—	$—	$—	$—	$11,313	$17,707	$59,115
—	—	—	—	1,049	1,717	5,232
$—	$—	$—	$—	$10.79	$10.31	$11.30

$—	$52,852	$—	$157,220	$92,340	$291,860	$140,234

$—	$52,852	$—	$157,220	$92,340	$291,860	$140,234

$—	$50,215	$—	$143,579	$110,751	$378,667	$142,340

Investment Divisions
AIM V.I. Government Securities Series II	AIM V.I. Mid Cap Core Equity Series II	AIM V.I. Utilities Series II	Alger American Capital Appreciation Class S	Alliance Bernstein VPS Value Class B	Alliance Bernstein VPS Growth & Income Class B	Alliance Bernstein VPS Large Cap Growth Class B

$—	$481	$—	$—	$2,775	$9,652	$—

—	—	—	—	—	—	—

—	481	—	—	2,775	9,652	—

5	12	—	38	(59,311)	(50,032)	(12,491)
—	606	—	—	—	—	—

5	618	—	38	(59,311)	(50,032)	(12,491)
—	2,637	—	13,641	71,919	94,504	50,386

5	3,255	—	13,679	12,608	44,472	37,895

$5	$3,736	$—	$13,679	$15,383	$54,124	$37,895

B-15

The Guardian Separate Account N

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009 (continued)

	Alliance Bernstein VPS Global Thematic Class B	Alliance Bernstein VPS International Value Class B

Assets:
Shares owned in underlying fund	7,002	15
Net asset value per share (NAV)	16.34	14.54

Total Assets (Shares x NAV)	$114,418	$214

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—

Net Assets	$114,418	$214

Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$102,389	$214

Net Assets	$102,389	$214
Units Outstanding	9,142	27
Unit Value (accumulation)	$11.20	$8.00

Net Assets: Flexible Solutions Series
Contract value in accumulation period	$12,029	$—

Net Assets	$12,029	$—
Units Outstanding	1,074	—
Unit Value (accumulation)	$11.20	$—

Net Assets: Total
Contract value in accumulation period	$114,418	$214

Net Assets	$114,418	$214

Cost Of Shares In Underlying Fund	$108,414	$215

STATEMENT OF OPERATIONS

Year Ended December 31, 2009 (continued)

	Alliance Bernstein VPS Global Thematic Class B	Alliance Bernstein VPS International Value Class B

2009 Investment Income
Income:
Reinvested dividends	$—	$2
Expenses:
Mortality and expense risk charges	—	—

Net investment income/(expense)	—	2

2009 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	24,720	—
Reinvested realized gain distributions	—	—

Net realized gain/(loss) on investments	24,720	—
Net change in unrealized appreciation/(depreciation) of investments	43,873	(1)

Net realized and unrealized gain/(loss) from investments	68,593	(1)

2009 Net Increase/(Decrease) in Net Assets Resulting from Operations	$68,593	$1

See notes to financial statements.

B-16

Investment Divisions
Alliance Bernstein VPS Real Estate Investment Class B	American Century VP Capital Appreciation Class I	Black Rock Global Allocation V.I. Class III	Davis Financial	Davis Real Estate	Davis Value	Delaware VIP Limited-Term Diversified Income Service Class

60,432	3,670	—	43,215	124,721	168,955	—
9.67	10.77	—	9.98	7.40	10.75	—

$584,377	$39,528	$—	$431,288	$922,933	$1,816,264	$—

—	—	—	—	—	—	—

$584,377	$39,528	$—	$431,288	$922,933	$1,816,264	$—

$584,377	$39,528	$—	$403,477	$720,123	$1,707,380	$—

$584,377	$39,528	$—	$403,477	$720,123	$1,707,380	$—
71,286	4,761	—	34,411	35,993	151,263	—
$8.20	$8.30	$—	$11.73	$20.01	$11.29	$—

$—	$—	$—	$27,811	$202,810	$108,884	$—

$—	$—	$—	$27,811	$202,810	$108,884	$—
—	—	—	2,372	10,137	9,646	—
$—	$—	$—	$11.73	$20.01	$11.29	$—

$584,377	$39,528	$—	$431,288	$922,933	$1,816,264	$—

$584,377	$39,528	$—	$431,288	$922,933	$1,816,264	$—

$520,319	$38,486	$—	$518,202	$1,031,844	$2,038,295	$—

Investment Divisions
Alliance Bernstein VPS Real Estate Investment Class B	American Century VP Capital Appreciation Class I	Black Rock Global Allocation V.I. Class III	Davis Financial	Davis Real Estate	Davis Value	Delaware VIP Limited-Term Diversified Income Service Class

$—	$—	$—	$3,091	$20,067	$14,082	$—

—	—	—	—	—	—	—

—	—	—	3,091	20,067	14,082	—

9,038	600	—	(31,451)	(522,969)	(172,110)	—
—	—	—	—	—	—	—

9,038	600	—	(31,451)	(522,969)	(172,110)	—
64,058	1,042	—	162,104	748,341	630,198	—

73,096	1,642	—	130,653	225,372	458,088	—

$73,096	$1,642	$—	$133,744	$245,439	$472,170	$—

B-17

The Guardian Separate Account N

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009 (continued)

	Delaware VIP Diversified Income Service Class	Delaware VIP Emerging Markets Service Class

Assets:
Shares owned in underlying fund	49,707	6,942
Net asset value per share (NAV)	10.92	18.83

Total Assets (Shares x NAV)	$542,797	$130,725

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—

Net Assets	$542,797	$130,725

Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$542,797	$130,725

Net Assets	$542,797	$130,725
Units Outstanding	45,278	12,176
Unit Value (accumulation)	$11.99	$10.74

Net Assets: Flexible Solutions Series
Contract value in accumulation period	$—	$—

Net Assets	$—	$—
Units Outstanding	—	—
Unit Value (accumulation)	$—	$—

Net Assets: Total
Contract value in accumulation period	$542,797	$130,725

Net Assets	$542,797	$130,725

Cost Of Shares In Underlying Fund	$521,820	$124,438

STATEMENT OF OPERATIONS

Year Ended December 31, 2009 (continued)

	Delaware VIP Diversified Income Service Class	Delaware VIP Emerging Markets Service Class

2009 Investment Income
Income:
Reinvested dividends	$—	$—
Expenses:
Mortality and expense risk charges	—	—

Net investment income/(expense)	—	—

2009 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	3,519	2,982
Reinvested realized gain distributions	—	—

Net realized gain/(loss) on investments	3,519	2,982
Net change in unrealized appreciation/(depreciation) of investments	20,977	6,287

Net realized and unrealized gain/(loss) from investments	24,496	9,269

2009 Net Increase/(Decrease) in Net Assets Resulting from Operations	$24,496	$9,269

See notes to financial statements.

B-18

Investment Divisions
Evergreen VA International Equity Share Class 2	Fidelity VIP Contrafund Service Class 2	Fidelity VIP Equity-Income Service Class 2	Fidelity VIP Growth Service Class 2	Fidelity VIP Growth Opportunities Service Class 2	Fidelity VIP High Income Service Class 2	Fidelity VIP Mid Cap Service Class 2

—	197,542	81,435	—	27,527	—	184,502
—	20.29	16.57	—	14.40	—	25.10

$—	$4,008,132	$1,349,379	$—	$396,394	$—	$4,631,012

—	—	—	—	—	—	—

$—	$4,008,132	$1,349,379	$—	$396,394	$—	$4,631,012

$—	$2,671,832	$1,123,383	$—	$338,157	$—	$3,739,898

$—	$2,671,832	$1,123,383	$—	$338,157	$—	$3,739,898
—	205,896	97,036	—	46,853	—	175,710
$—	$12.98	$11.58	$—	$7.22	$—	$21.28

$—	$1,336,300	$225,996	$—	$58,237	$—	$891,114

$—	$1,336,300	$225,996	$—	$58,237	$—	$891,114
—	102,978	19,521	—	8,069	—	41,867
$—	$12.98	$11.58	$—	$7.22	$—	$21.28

$—	$4,008,132	$1,349,379	$—	$396,394	$—	$4,631,012

$—	$4,008,132	$1,349,379	$—	$396,394	$—	$4,631,012

$—	$4,586,665	$1,415,434	$—	$430,609	$—	$5,134,003

Investment Divisions
Evergreen VA International Equity Share Class 2	Fidelity VIP Contrafund Service Class 2	Fidelity VIP Equity-Income Service Class 2	Fidelity VIP Growth Service Class 2	Fidelity VIP Growth Opportunities Service Class 2	Fidelity VIP High Income Service Class 2	Fidelity VIP Mid Cap Service Class 2

$—	$40,318	$24,174	$—	$802	$—	$18,051

—	—	—	—	—	—	—

—	40,318	24,174	—	802	—	18,051

—	(687,900)	(263,684)	—	(19,316)	—	(351,499)
—	988	—	—	—	—	21,160

—	(686,912)	(263,684)	—	(19,316)	—	(330,339)
—	1,715,782	570,797	—	140,315	—	1,561,387

—	1,028,870	307,113	—	120,999	—	1,231,048

$—	$1,069,188	$331,287	$—	$121,801	$—	$1,249,099

B-19

The Guardian Separate Account N

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009 (continued)

	Templeton Growth Securities Class 2	Mutual Shares Securities Class 2

Assets:
Shares owned in underlying fund	1,862	—
Net asset value per share (NAV)	10.40	—

Total Assets (Shares x NAV)	$19,364	$—

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—

Net Assets	$19,364	$—

Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$19,364	$—

Net Assets	$19,364	$—
Units Outstanding	2,122	—
Unit Value (accumulation)	$9.13	$—

Net Assets: Flexible Solutions Series
Contract value in accumulation period	$—	$—

Net Assets	$—	$—
Units Outstanding	—	—
Unit Value (accumulation)	$—	$—

Net Assets: Total
Contract value in accumulation period	$19,364	$—

Net Assets	$19,364	$—

Cost Of Shares In Underlying Fund	$18,748	$—

STATEMENT OF OPERATIONS

Year Ended December 31, 2009 (continued)

	Templeton Growth Securities Class 2	Mutual Shares Securities Class 2

2009 Investment Income
Income:
Reinvested dividends	$—	$—
Expenses:
Mortality and expense risk charges	—	—

Net investment income/(expense)	—	—

2009 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	1,215	—
Reinvested realized gain distributions	—	—

Net realized gain/(loss) on investments	1,215	—
Net change in unrealized appreciation/(depreciation) of investments	616	—

Net realized and unrealized gain/(loss) from investments	1,831	—

2009 Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,831	$—

See notes to financial statements.

B-20

Investment Divisions
Franklin Small Cap Value Securities Class 2	Ibbotson Balanced ETF Asset Allocation Class II	Ibbotson Growth ETF Asset Allocation Class II	Ibbotson Income & Growth ETF Asset Allocation Class II	Janus Aspen Enterprise Institutional Shares	Janus Aspen Forty Institutional Shares	Janus Aspen Institutional Shares

—	115,118	—	—	50,163	46,883	33,222
—	9.17	—	—	30.79	33.60	21.43

$—	$1,055,636	$—	$—	$1,544,530	$1,575,280	$711,952

—	—	—	—	—	—	—

$—	$1,055,636	$—	$—	$1,544,530	$1,575,280	$711,952

$—	$1,055,636	$—	$—	$1,501,515	$1,543,171	$658,354

$—	$1,055,636	$—	$—	$1,501,515	$1,543,171	$658,354
—	99,064	—	—	247,761	142,068	95,630
$—	$10.58	$—	$—	$6.06	$10.86	$6.88

$—	$—	$—	$—	$43,015	$32,109	$53,598

$—	$—	$—	$—	$43,015	$32,109	$53,598
—	—	—	—	7,098	2,956	7,786
$—	$—	$—	$—	$6.06	$10.86	$6.88

$—	$1,055,636	$—	$—	$1,544,530	$1,575,280	$711,952

$—	$1,055,636	$—	$—	$1,544,530	$1,575,280	$711,952

$—	$1,039,588	$—	$—	$1,485,319	$1,456,641	$709,946

Investment Divisions
Franklin Small Cap Value Securities Class 2	Ibbotson Balanced ETF Asset Allocation Class II	Ibbotson Growth ETF Asset Allocation Class II	Ibbotson Income & Growth ETF Asset Allocation Class II	Janus Aspen Enterprise Institutional Shares	Janus Aspen Forty Institutional Shares	Janus Aspen Institutional Shares

$—	$7,113	$—	$—	$—	$544	$3,787

—	—	—	—	—	—	—

—	7,113	—	—	—	544	3,787

—	246	—	—	33,977	75,603	(19,649)
—	702	—	—	—	—	—

—	948	—	—	33,977	75,603	(19,649)
—	16,048	—	—	464,089	447,197	244,977

—	16,996	—	—	498,066	522,800	225,328

$—	$24,109	$—	$—	$498,066	$523,344	$229,115

B-21

The Guardian Separate Account N

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009 (continued)

	Janus Aspen Worldwide Institutional Shares	Janus Aspen Forty Service Class

Assets:
Shares owned in underlying fund	49,206	—
Net asset value per share (NAV)	26.18	—

Total Assets (Shares x NAV)	$1,288,222	$—

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—

Net Assets	$1,288,222	$—

Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$1,176,917	$—

Net Assets	$1,176,917	$—
Units Outstanding	183,385	—
Unit Value (accumulation)	$6.42	$—

Net Assets: Flexible Solutions Series
Contract value in accumulation period	$111,305	$—

Net Assets	$111,305	$—
Units Outstanding	17,343	—
Unit Value (accumulation)	$6.42	$—

Net Assets: Total
Contract value in accumulation period	$1,288,222	$—

Net Assets	$1,288,222	$—

Cost Of Shares In Underlying Fund	$1,359,390	$—

STATEMENT OF OPERATIONS

Year Ended December 31, 2009 (continued)

	Janus Aspen Worldwide Institutional Shares	Janus Aspen Forty Service Class

2009 Investment Income
Income:
Reinvested dividends	$16,091	$—
Expenses:
Mortality and expense risk charges	—	—

Net investment income/(expense)	16,091	—

2009 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(63,669)	—
Reinvested realized gain distributions	—	—

Net realized gain/(loss) on investments	(63,669)	—
Net change in unrealized appreciation/(depreciation) of investments	415,327	—

Net realized and unrealized gain/(loss) from investments	351,658	—

2009 Net Increase/(Decrease) in Net Assets Resulting from Operations	$367,749	$—

See notes to financial statements.

B-22

Investment Divisions
Janus Aspen Service Class	Janus Aspen Enterprise Service Class	Janus Aspen Perkins Mid Cap Value Service Class	Janus Aspen Worldwide Service Class	MFS Growth Initial Class	MFS Investors Trust Initial Class	MFS New Discovery Initial Class

—	—	10,010	—	38,703	12,755	63,491
—	—	13.71	—	21.43	18.24	13.43

$—	$—	$137,231	$—	$829,397	$232,655	$852,687

—	—	—	—	—	—	—

$—	$—	$137,231	$—	$829,397	$232,655	$852,687

$—	$—	$137,231	$—	$809,279	$222,248	$645,811

$—	$—	$137,231	$—	$809,279	$222,248	$645,811
—	—	14,049	—	123,379	22,140	61,771
$—	$—	$9.77	$—	$6.56	$10.04	$10.45

$—	$—	$—	$—	$20,118	$10,407	$206,876

$—	$—	$—	$—	$20,118	$10,407	$206,876
—	—	—	—	3,067	1,037	19,787
$—	$—	$—	$—	$6.56	$10.04	$10.45

$—	$—	$137,231	$—	$829,397	$232,655	$852,687

$—	$—	$137,231	$—	$829,397	$232,655	$852,687

$—	$—	$132,751	$—	$769,786	$245,512	$869,742

Investment Divisions
Janus Aspen Service Class	Janus Aspen Enterprise Service Class	Janus Aspen Perkins Mid Cap Value Service Class	Janus Aspen Worldwide Service Class	MFS Growth Initial Class	MFS Investors Trust Initial Class	MFS New Discovery Initial Class

$—	$—	$234	$—	$2,029	$3,557	$—

—	—	—	—	—	—	—

—	—	234	—	2,029	3,557	—

—	—	1,660	—	628	(9,192)	(83,803)
—	—	—	—	—	—	—

—	—	1,660	—	628	(9,192)	(83,803)
—	—	4,480	—	213,280	59,863	433,867

—	—	6,140	—	213,908	50,671	350,064

$—	$—	$6,374	$—	$215,937	$54,228	$350,064

B-23

The Guardian Separate Account N

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009 (continued)

	MFS Research Initial Class	MFS Total Return Initial Class

Assets:
Shares owned in underlying fund	8,179	167,256
Net asset value per share (NAV)	16.57	17.48

Total Assets (Shares x NAV)	$135,530	$2,923,642

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—

Net Assets	$135,530	$2,923,642

Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$133,896	$2,344,174

Net Assets	$133,896	$2,344,174
Units Outstanding	15,677	155,252
Unit Value (accumulation)	$8.54	$15.10

Net Assets: Flexible Solutions Series
Contract value in accumulation period	$1,634	$579,468

Net Assets	$1,634	$579,468
Units Outstanding	191	38,377
Unit Value (accumulation)	$8.54	$15.10

Net Assets: Total
Contract value in accumulation period	$135,530	$2,923,642

Net Assets	$135,530	$2,923,642

Cost Of Shares In Underlying Fund	$136,018	$3,211,068

STATEMENT OF OPERATIONS

Year Ended December 31, 2009 (continued)

	MFS Research Initial Class	MFS Total Return Initial Class

2009 Investment Income
Income:
Reinvested dividends	$1,591	$95,963
Expenses:
Mortality and expense risk charges	—	—

Net investment income/(expense)	1,591	95,963

2009 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(6,566)	(186,488)
Reinvested realized gain distributions	—	—

Net realized gain/(loss) on investments	(6,566)	(186,488)
Net change in unrealized appreciation/(depreciation) of investments	34,225	533,350

Net realized and unrealized gain/(loss) from investments	27,659	346,862

2009 Net Increase/(Decrease) in Net Assets Resulting from Operations	$29,250	$442,825

See notes to financial statements.

B-24

Investment Divisions
MFS Growth Service Class	MFS Strategic Income Service Class	MFS Research Service Class	MFS Total Return Service Class	PIMCO Real Return Advisor	PIMCO Total Return Advisor	Van Kampen Life Investment Trust Growth & Income Class II

2,433	7,985	7,825	40,639	—	18,260	27,555
21.10	9.53	16.48	17.28	—	10.82	16.39

$51,337	$76,100	$128,949	$702,249	$—	$197,578	$451,634

—	—	—	—	—	—	—

$51,337	$76,100	$128,949	$702,249	$—	$197,578	$451,634

$51,337	$76,100	$128,949	$702,249	$—	$197,578	$451,634

$51,337	$76,100	$128,949	$702,249	$—	$197,578	$451,634
5,485	6,936	14,037	71,982	—	19,305	47,538
$9.36	$10.97	$9.19	$9.76	$—	$10.23	$9.50

$—	$—	$—	$—	$—	$—	$—

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
$—	$—	$—	$—	$—	$—	$—

$51,337	$76,100	$128,949	$702,249	$—	$197,578	$451,634

$51,337	$76,100	$128,949	$702,249	$—	$197,578	$451,634

$47,030	$74,592	$125,172	$676,430	$—	$204,612	$429,855

Investment Divisions
MFS Growth Service Class	MFS Strategic Income Service Class	MFS Research Service Class	MFS Total Return Service Class	PIMCO Real Return Advisor	PIMCO Total Return Advisor	Van Kampen Life Investment Trust Growth & Income Class II

$—	$—	$—	$—	$—	$862	$5,186

—	—	—	—	—	—	—

—	—	—	—	—	862	5,186

58	820	927	104	—	(23)	373
—	—	—	—	—	5,966	—

58	820	927	104	—	5,943	373
4,307	1,508	3,777	25,819	—	(7,034)	21,779

4,365	2,328	4,704	25,923	—	(1,091)	22,152

$4,365	$2,328	$4,704	$25,923	$—	$(229)	$27,338

B-25

The Guardian Separate Account N

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2008 and 2009

	RS Large Cap Alpha VIP Series Class I	RS S&P 500 Index VIP Series Class I
2008 Increase/(Decrease) from Operations
Net investment income/(expense)	$65,999	$138,697
Net realized gain/(loss) from sale of investments	249,936	188,850
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	(2,021,457)	(3,003,335)

Net increase/(decrease) resulting from operations	(1,705,522)	(2,675,788)

2008 Policy Transactions
Net policy purchase payments	897,573	824,359
Transfers on account of death, surrenders and withdrawals	(406,865)	(143,071)
Transfers of policy loans	(87,464)	(14,702)
Transfers of cost of insurance and policy fees	(544,357)	(480,845)
Transfers between investment divisions, net	58,032	(97,815)
Transfers–other	457	836

Net increase/(decrease) from policy transactions	(82,624)	88,762

Total Increase/(Decrease) in Net Assets	(1,788,146)	(2,587,026)
Net Assets at December 31, 2007	5,821,721	7,091,783

Net Assets at December 31, 2008	$4,033,575	$4,504,757

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$8,299	$83,599
Net realized gain/(loss) from sale of investments	37,635	(176,031)
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	971,884	1,107,176

Net increase/(decrease) resulting from operations	1,017,818	1,014,744

2009 Policy Transactions
Net policy purchase payments	729,762	635,520
Transfers on account of death, surrenders and withdrawals	(203,561)	(976,595)
Transfers of policy loans	(87,618)	(33,960)
Transfers of cost of insurance and policy fees	(525,649)	(410,749)
Transfers between investment divisions, net	184,488	(193,786)
Transfers–other	(587)	513

Net increase/(decrease) from policy transactions	96,835	(979,057)

Total Increase/(Decrease) in Net Assets	1,114,653	35,687
Net Assets at December 31, 2008	4,033,575	4,504,757

Net Assets at December 31, 2009	$5,148,228	$4,540,444

See notes to financial statements.

B-26

Investment Divisions
RS Asset Allocation VIP Series Class I	RS High Yield Bond VIP Series Class I	RS Low Duration Bond VIP Series Class I	RS Large Cap Value VIP Series Class I	RS Partners VIP Series Class I	RS Investment Quality Bond VIP Series Class I	RS Global Natural Resources Series Class II

$6,750	$16,288	$6,220	$6,740	$—	$147,227	$—
(13,005)	(26,142)	475	(26,701)	(45,766)	(8,126)	(156)
—	—	—	11,583	3,986	17,236	—
(148,009)	(35,889)	(2,458)	(133,241)	(32,912)	(156,300)	(187)

(154,264)	(45,743)	4,237	(141,619)	(74,692)	37	(343)

63,434	51,932	11,922	69,027	75,937	1,107,295	1,861
(15,440)	(14,005)	(19,852)	(238)	(31,717)	(67,127)	—
(1,216)	(17,900)	—	(19,387)	(412)	(1,514,462)	—
(40,539)	(31,314)	(8,433)	(26,706)	(26,053)	(275,177)	(495)
(4,524)	(117,315)	129,633	6,598	(13,790)	1,315,795	139
35	10	(3)	41	(1)	931	—

1,750	(128,592)	113,267	29,335	3,964	567,255	1,505

(152,514)	(174,335)	117,504	(112,284)	(70,728)	567,292	1,162
404,965	342,898	80,603	337,634	223,235	2,293,584	—

$252,451	$168,563	$198,107	$225,350	$152,507	$2,860,876	$1,162

$3,014	$23,014	$26,288	$1,143	$—	$140,915	$—
(106,877)	(24,599)	2,862	(143,244)	(19,357)	(12,311)	1,387
—	—	—	—	—	21,764	—
153,572	72,075	(1,189)	188,209	111,405	185,544	4,168

49,709	70,490	27,961	46,108	92,048	335,912	5,555

46,982	45,429	243,659	57,657	160,993	570,132	38,075
(75,712)	(34,490)	(22,196)	(24,160)	(17,276)	(273,251)	—
(883)	(457)	(49,398)	428	(2,094)	(52,380)	—
(28,135)	(33,616)	(63,975)	(21,724)	(28,460)	(360,564)	(3,444)
(244,409)	131,871	710,752	(283,409)	253,960	418,167	26,415
(3)	(72)	128	(250)	(676)	248	75

(302,160)	108,665	818,970	(271,458)	366,447	302,352	61,121

(252,451)	179,155	846,931	(225,350)	458,495	638,264	66,676
252,451	168,563	198,107	225,350	152,507	2,860,876	1,162

$—	$347,718	$1,045,038	$—	$611,002	$3,499,140	$67,838

B-27

The Guardian Separate Account N

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2008 and 2009 (continued)

	RS Money Market VIP Series Class I	Gabelli Capital Asset
2008 Increase/(Decrease) from Operations
Net investment income/(expense)	$72,459	$15,435
Net realized gain/(loss) from sale of investments	—	(71,181)
Reinvested realized gain distributions	—	11,810
Net change in unrealized appreciation/(depreciation) of investments	—	(874,822)

Net increase/(decrease) resulting from operations	72,459	(918,758)

2008 Policy Transactions
Net policy purchase payments	1,219,804	314,119
Transfers on account of death, surrenders and withdrawals	(260,279)	(138,537)
Transfers of policy loans	(47,548)	(36,704)
Transfers of cost of insurance and policy fees	(377,566)	(185,599)
Transfers between investment divisions, net	575,155	(112,845)
Transfers–other	(216)	(794)

Net increase/(decrease) from policy transactions	1,109,350	(160,360)

Total Increase/(Decrease) in Net Assets	1,181,809	(1,079,118)
Net Assets at December 31, 2007	3,149,129	2,377,331

Net Assets at December 31, 2008	$4,330,938	$1,298,213

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$2,788	$12,248
Net realized gain/(loss) from sale of investments	—	(132,406)
Reinvested realized gain distributions	—	1,022
Net change in unrealized appreciation/(depreciation) of investments	—	592,174

Net increase/(decrease) resulting from operations	2,788	473,038

2009 Policy Transactions
Net policy purchase payments	7,768,289	295,923
Transfers on account of death, surrenders and withdrawals	(574,925)	(120,509)
Transfers of policy loans	(634,742)	(50,144)
Transfers of cost of insurance and policy fees	(495,786)	(168,263)
Transfers between investment divisions, net	(5,979,489)	(14,186)
Transfers–other	1,789	207

Net increase/(decrease) from policy transactions	85,136	(56,972)

Total Increase/(Decrease) in Net Assets	87,924	416,066
Net Assets at December 31, 2008	4,330,938	1,298,213

Net Assets at December 31, 2009	$4,418,862	$1,714,279

See notes to financial statements.

B-28

Investment Divisions
RS International Growth VIP Series Class I	RS Emerging Markets VIP Series Class I	RS Small Cap Growth Equity VIP Series Class I	Value Line Centurion	Value Line Strategic Asset Management Trust	AIM V.I. Capital Appreciation Series I	AIM V.I. Utilities Series I

$29,190	$7,413	$11,305	$—	$30,645	$—	$12,440
54,870	27,281	(358,853)	(23,128)	(13,795)	12,244	11,088
36,789	175,150	23,126	83,380	277,980	—	45,707
(929,341)	(2,237,071)	(671,177)	(301,716)	(939,335)	(268,717)	(237,136)

(808,492)	(2,027,227)	(995,599)	(241,464)	(644,505)	(256,473)	(167,901)

498,076	550,259	577,768	55,691	223,285	93,800	79,158
(134,889)	(200,104)	(105,151)	(27,304)	(106,718)	(30,391)	(25,215)
(43,253)	(105,033)	(119,882)	(1,898)	37,744	(13,834)	(16,539)
(202,025)	(333,696)	(242,336)	(35,655)	(177,718)	(65,425)	(49,750)
(9,306)	(334,564)	(90,806)	(15,409)	(392,318)	(27,558)	47,422
(2,686)	1,194	(767)	156	1,786	324	317

105,917	(421,944)	18,826	(24,419)	(413,939)	(43,084)	35,393

(702,575)	(2,449,171)	(976,773)	(265,883)	(1,058,444)	(299,557)	(132,508)
1,789,933	3,871,430	2,761,898	509,301	2,496,061	635,152	474,984

$1,087,358	$1,422,259	$1,785,125	$243,418	$1,437,617	$335,595	$342,476

$28,206	$76,296	$—	$—	$16,790	$2,138	$16,328
(185,426)	(325,964)	(387,411)	(95,842)	(130,170)	(26,131)	(58,507)
760	—	—	—	123,237	—	4,116
572,059	1,576,966	1,020,934	119,849	285,653	92,897	83,165

415,599	1,327,298	633,523	24,007	295,510	68,904	45,102

295,947	389,169	376,055	58,302	187,747	79,992	75,505
(136,000)	(218,037)	(167,028)	(38,854)	(140,461)	(37,246)	(12,902)
(30,950)	(36,513)	(30,428)	(4,523)	49,520	(7,850)	(1,824)
(187,274)	(293,447)	(219,375)	(25,582)	(167,652)	(57,760)	(45,467)
314,379	276,054	(82,171)	(9,739)	41,037	(11,902)	(30,335)
337	(426)	(566)	(16)	65	(210)	151

256,439	116,800	(123,513)	(20,412)	(29,744)	(34,976)	(14,872)

672,038	1,444,098	510,010	3,595	265,766	33,928	30,230
1,087,358	1,422,259	1,785,125	243,418	1,437,617	335,595	342,476

$1,759,396	$2,866,357	$2,295,135	$247,013	$1,703,383	$369,523	$372,706

B-29

The Guardian Separate Account N

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2008 and 2009 (continued)

	AIM V.I. Core Equity Series I	AIM V.I. Core Equity Series II
2008 Increase/(Decrease) from Operations
Net investment income/(expense)	$21,369	$—
Net realized gain/(loss) from sale of investments	80,096	—
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	(429,244)	—

Net increase/(decrease) resulting from operations	(327,779)	—

2008 Policy Transactions
Net policy purchase payments	109,682	—
Transfers on account of death, surrenders and withdrawals	(39,779)	—
Transfers of policy loans	27,730	—
Transfers of cost of insurance and policy fees	(84,587)	—
Transfers between investment divisions, net	(290,361)	—
Transfers–other	2,033	—

Net increase/(decrease) from policy transactions	(275,282)	—

Total Increase/(Decrease) in Net Assets	(603,061)	—
Net Assets at December 31, 2007	1,317,340	—

Net Assets at December 31, 2008	$714,279	$—

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$14,539	$1,968
Net realized gain/(loss) from sale of investments	(9,848)	1,118
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	189,240	3,976

Net increase/(decrease) resulting from operations	193,931	7,062

2009 Policy Transactions
Net policy purchase payments	98,818	58,687
Transfers on account of death, surrenders and withdrawals	(60,435)	—
Transfers of policy loans	100,864	—
Transfers of cost of insurance and policy fees	(81,334)	(2,459)
Transfers between investment divisions, net	(4,018)	65,108
Transfers–other	(107)	40

Net increase/(decrease) from policy transactions	53,788	121,376

Total Increase/(Decrease) in Net Assets	247,719	128,438
Net Assets at December 31, 2008	714,279	—

Net Assets at December 31, 2009	$961,998	$128,438

See notes to financial statements.

B-30

Investment Divisions
AIM V.I. Government Securities Series II	AIM V.I. Mid Cap Core Equity Series II	AIM V.I. Utilities Series II	Alger American Capital Appreciation Class S	Alliance Bernstein VPS Value Class B	Alliance Bernstein VPS Growth & Income Class B	Alliance Bernstein VPS Large Cap Growth Class B

$—	$—	$—	$—	$3,616	$5,714	$—
—	—	—	—	(8,835)	(28,380)	(9,782)
—	—	—	—	9,220	58,957	—
—	—	—	—	(89,754)	(207,070)	(61,234)

—	—	—	—	(85,753)	(170,779)	(71,016)

—	—	—	—	40,555	75,749	33,443
—	—	—	—	(6,601)	(41,669)	(1,236)
—	—	—	—	(11,417)	(6,428)	(5,219)
—	—	—	—	(14,465)	(36,900)	(19,290)
—	—	—	—	(5,172)	(6,716)	(30,945)
—	—	—	—	31	54	155

—	—	—	—	2,931	(15,910)	(23,092)

—	—	—	—	(82,822)	(186,689)	(94,108)
—	—	—	—	205,146	432,320	198,771

$—	$—	$—	$—	$122,324	$245,631	$104,663

$—	$481	$—	$—	$2,775	$9,652	$—
5	12	—	38	(59,311)	(50,032)	(12,491)
—	606	—	—	—	—	—
—	2,637	—	13,641	71,919	94,504	50,386

5	3,736	—	13,679	15,383	54,124	37,895

—	—	—	—	18,983	61,830	30,414
—	—	—	—	(47,860)	(29,518)	(13,261)
—	—	—	—	(68)	(1,415)	(37)
—	(414)	—	(1,229)	(9,554)	(32,130)	(19,491)
(5)	49,533	—	144,770	(6,783)	(6,614)	—
—	(3)	—	—	(85)	(48)	51

(5)	49,116	—	143,541	(45,367)	(7,895)	(2,324)

—	52,852	—	157,220	(29,984)	46,229	35,571
—	—	—	—	122,324	245,631	104,663

$—	$52,852	$—	$157,220	$92,340	$291,860	$140,234

B-31

The Guardian Separate Account N

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2008 and 2009 (continued)

	Alliance Bernstein VPS Global Thematic Class B	Alliance Bernstein VPS International Value Class B
2008 Increase/(Decrease) from Operations
Net investment income/(expense)	$—	$—
Net realized gain/(loss) from sale of investments	798	—
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	(49,886)	—

Net increase/(decrease) resulting from operations	(49,088)	—

2008 Policy Transactions
Net policy purchase payments	30,413	—
Transfers on account of death, surrenders and withdrawals	(4,582)	—
Transfers of policy loans	(500)	—
Transfers of cost of insurance and policy fees	(9,965)	—
Transfers between investment divisions, net	36,304	—
Transfers–other	1,005	—

Net increase/(decrease) from policy transactions	52,675	—

Total Increase/(Decrease) in Net Assets	3,587	—
Net Assets at December 31, 2007	59,343	—

Net Assets at December 31, 2008	$62,930	$—

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$—	$2
Net realized gain/(loss) from sale of investments	24,720	—
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	43,873	(1)

Net increase/(decrease) resulting from operations	68,593	1

2009 Policy Transactions
Net policy purchase payments	29,790	—
Transfers on account of death, surrenders and withdrawals	(13,301)	—
Transfers of policy loans	(2,034)	—
Transfers of cost of insurance and policy fees	(10,857)	(2)
Transfers between investment divisions, net	(20,761)	215
Transfers–other	58	—

Net increase/(decrease) from policy transactions	(17,105)	213

Total Increase/(Decrease) in Net Assets	51,488	214
Net Assets at December 31, 2008	62,930	—

Net Assets at December 31, 2009	$114,418	$214

See notes to financial statements.

B-32

Investment Divisions
Alliance Bernstein VPS Real Estate Investment Class B	American Century VP Capital Appreciation Class I	Black Rock Global Allocation V.I. Class III	Davis Financial	Davis Real Estate	Davis Value	Delaware VIP Limited-Term Diversified Income Service Class

$—	$—	$—	$—	$25,271	$22,987	$—
—	—	—	7,262	(447,173)	18,142	—
—	—	—	18,720	11,852	41,057	—
—	—	—	(292,195)	(166,267)	(1,089,338)	—

—	—	—	(266,213)	(576,317)	(1,007,152)	—

—	—	—	76,865	271,345	486,597	—
—	—	—	(27,838)	(42,377)	(33,285)	—
—	—	—	(6,315)	(36,000)	(19,002)	—
—	—	—	(44,233)	(138,665)	(196,283)	—
—	—	—	(6,100)	(180,545)	(64,027)	—
—	—	—	(150)	194	211	—

—	—	—	(7,771)	(126,048)	174,211	—

—	—	—	(273,984)	(702,365)	(832,941)	—
—	—	—	579,570	1,329,022	2,387,139	—

$—	$—	$—	$305,586	$626,657	$1,554,198	$—

$—	$—	$—	$3,091	$20,067	$14,082	$—
9,038	600	—	(31,451)	(522,969)	(172,110)	—
—	—	—	—	—	—	—
64,058	1,042	—	162,104	748,341	630,198	—

73,096	1,642	—	133,744	245,439	472,170	—

—	29,343	—	72,844	206,029	356,753	—
—	—	—	(23,025)	(34,580)	(137,392)	—
—	—	—	(1,058)	(7,503)	(24,867)	—
(4,550)	(884)	—	(41,136)	(111,937)	(170,283)	—
515,831	9,390	—	(15,565)	72	(234,454)	—
—	37	—	(102)	(1,244)	139	—

511,281	37,886	—	(8,042)	50,837	(210,104)	—

584,377	39,528	—	125,702	296,276	262,066	—
—	—	—	305,586	626,657	1,554,198	—

$584,377	$39,528	$—	$431,288	$922,933	$1,816,264	$—

B-33

The Guardian Separate Account N

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2008 and 2009 (continued)

	Delaware VIP Diversified Income Service Class	Delaware VIP Emerging Markets Service Class
2008 Increase/(Decrease) from Operations
Net investment income/(expense)	$—	$—
Net realized gain/(loss) from sale of investments	—	—
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	—	—

Net increase/(decrease) resulting from operations	—	—

2008 Policy Transactions
Net policy purchase payments	—	—
Transfers on account of death, surrenders and withdrawals	—	—
Transfers of policy loans	—	—
Transfers of cost of insurance and policy fees	—	—
Transfers between investment divisions, net	—	—
Transfers–other	—	—

Net increase/(decrease) from policy transactions	—	—

Total Increase/(Decrease) in Net Assets	—	—
Net Assets at December 31, 2007	—	—

Net Assets at December 31, 2008	$—	$—

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$—	$—
Net realized gain/(loss) from sale of investments	3,519	2,982
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	20,977	6,287

Net increase/(decrease) resulting from operations	24,496	9,269

2009 Policy Transactions
Net policy purchase payments	40,637	58,686
Transfers on account of death, surrenders and withdrawals	—	—
Transfers of policy loans	—	—
Transfers of cost of insurance and policy fees	(10,503)	(2,444)
Transfers between investment divisions, net	487,932	65,129
Transfers–other	235	85

Net increase/(decrease) from policy transactions	518,301	121,456

Total Increase/(Decrease) in Net Assets	542,797	130,725
Net Assets at December 31, 2008	—	—

Net Assets at December 31, 2009	$542,797	$130,725

See notes to financial statements.

B-34

Investment Divisions
Evergreen VA International Equity Share Class 2	Fidelity VIP Contrafund Service Class 2	Fidelity VIP Equity-Income Service Class 2	Fidelity VIP Growth Service Class 2	Fidelity VIP Growth Opportunities Service Class 2	Fidelity VIP High Income Service Class 2	Fidelity VIP Mid Cap Service Class 2

$—	$32,162	$28,231	$—	$571	$—	$11,037
—	(164,294)	(51,046)	—	6,068	—	(208,271)
—	104,721	1,151	—	—	—	782,947
—	(1,963,206)	(565,299)	—	(302,528)	—	(2,657,738)

—	(1,990,617)	(586,963)	—	(295,889)	—	(2,072,025)

—	951,000	253,342	—	102,789	—	800,837
—	(221,986)	(76,902)	—	(22,041)	—	(238,127)
—	(98,471)	(20,844)	—	(2,473)	—	(76,809)
—	(403,416)	(129,439)	—	(54,970)	—	(442,599)
—	106,806	36,196	—	4,652	—	(484,370)
—	(1,384)	(368)	—	(5)	—	5,281

—	332,549	61,985	—	27,952	—	(435,787)

—	(1,658,068)	(524,978)	—	(267,937)	—	(2,507,812)
—	4,438,447	1,353,377	—	524,758	—	5,576,122

$—	$2,780,379	$828,399	$—	$256,821	$—	$3,068,310

$—	$40,318	$24,174	$—	$802	$—	$18,051
—	(687,900)	(263,684)	—	(19,316)	—	(351,499)
—	988	—	—	—	—	21,160
—	1,715,782	570,797	—	140,315	—	1,561,387

—	1,069,188	331,287	—	121,801	—	1,249,099

—	721,228	280,231	—	93,247	—	657,786
—	(374,955)	(68,298)	—	(19,696)	—	(184,678)
—	(80,784)	(26,312)	—	(2,206)	—	47,475
—	(395,172)	(135,901)	—	(50,574)	—	(416,760)
—	288,708	140,284	—	(2,976)	—	210,052
—	(460)	(311)	—	(23)	—	(272)

—	158,565	189,693	—	17,772	—	313,603

—	1,227,753	520,980	—	139,573	—	1,562,702
—	2,780,379	828,399	—	256,821	—	3,068,310

$—	$4,008,132	$1,349,379	$—	$396,394	$—	$4,631,012

B-35

The Guardian Separate Account N

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2008 and 2009 (continued)

	Templeton Growth Securities Class 2	Mutual Shares Securities Class 2
2008 Increase/(Decrease) from Operations
Net investment income/(expense)	$—	$—
Net realized gain/(loss) from sale of investments	—	—
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	—	—

Net increase/(decrease) resulting from operations	—	—

2008 Policy Transactions
Net policy purchase payments	—	—
Transfers on account of death, surrenders and withdrawals	—	—
Transfers of policy loans	—	—
Transfers of cost of insurance and policy fees	—	—
Transfers between investment divisions, net	—	—
Transfers–other	—	—

Net increase/(decrease) from policy transactions	—	—

Total Increase/(Decrease) in Net Assets	—	—
Net Assets at December 31, 2007	—	—

Net Assets at December 31, 2008	$—	$—

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$—	$—
Net realized gain/(loss) from sale of investments	1,215	—
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	616	—

Net increase/(decrease) resulting from operations	1,831	—

2009 Policy Transactions
Net policy purchase payments	1,882	—
Transfers on account of death, surrenders and withdrawals	—	—
Transfers of policy loans	—	—
Transfers of cost of insurance and policy fees	(878)	—
Transfers between investment divisions, net	16,466	—
Transfers–other	63	—

Net increase/(decrease) from policy transactions	17,533	—

Total Increase/(Decrease) in Net Assets	19,364	—
Net Assets at December 31, 2008	—	—

Net Assets at December 31, 2009	$19,364	$—

See notes to financial statements.

B-36

Investment Divisions
Franklin Small Cap Value Securities Class 2	Ibbotson Balanced ETF Asset Allocation Class II	Ibbotson Growth ETF Asset Allocation Class II	Ibbotson Income & Growth ETF Asset Allocation Class II	Janus Aspen Enterprise Institutional Shares	Janus Aspen Forty Institutional Shares	Janus Aspen Institutional Shares

$—	$—	$—	$—	$4,502	$2,574	$7,241
—	—	—	—	152,988	128,679	23,207
—	—	—	—	104,261	—	—
—	—	—	—	(1,176,851)	(1,097,229)	(489,250)

—	—	—	—	(915,100)	(965,976)	(458,802)

—	—	—	—	240,646	261,460	201,264
—	—	—	—	(131,148)	(107,300)	(22,691)
—	—	—	—	(63,621)	(14,515)	(7,806)
—	—	—	—	(138,054)	(163,347)	(107,423)
—	—	—	—	(57,498)	116,118	(37,771)
—	—	—	—	4,558	3,592	166

—	—	—	—	(145,117)	96,008	25,739

—	—	—	—	(1,060,217)	(869,968)	(433,063)
—	—	—	—	2,201,057	2,049,244	1,137,719

$—	$—	$—	$—	$1,140,840	$1,179,276	$704,656

$—	$7,113	$—	$—	$—	$544	$3,787
—	246	—	—	33,977	75,603	(19,649)
—	702	—	—	—	—	—
—	16,048	—	—	464,089	447,197	244,977

—	24,109	—	—	498,066	523,344	229,115

—	—	—	—	198,665	204,345	157,952
—	—	—	—	(145,645)	(108,988)	(117,931)
—	—	—	—	(15,491)	(52,686)	(17,774)
—	(12,160)	—	—	(119,024)	(145,065)	(94,054)
—	1,043,687	—	—	(12,871)	(24,893)	(149,937)
—	—	—	—	(10)	(53)	(75)

—	1,031,527	—	—	(94,376)	(127,340)	(221,819)

—	1,055,636	—	—	403,690	396,004	7,296
—	—	—	—	1,140,840	1,179,276	704,656

$—	$1,055,636	$—	$—	$1,544,530	$1,575,280	$711,952

B-37

The Guardian Separate Account N

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2008 and 2009 (continued)

	Janus Aspen Worldwide Institutional Shares	Janus Aspen Forty Service Class
2008 Increase/(Decrease) from Operations
Net investment income/(expense)	$18,288	$—
Net realized gain/(loss) from sale of investments	17,013	—
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	(861,722)	—

Net increase/(decrease) resulting from operations	(826,421)	—

2008 Policy Transactions
Net policy purchase payments	260,568	—
Transfers on account of death, surrenders and withdrawals	(79,582)	—
Transfers of policy loans	(34,600)	—
Transfers of cost of insurance and policy fees	(146,883)	—
Transfers between investment divisions, net	107,997	—
Transfers–other	577	—

Net increase/(decrease) from policy transactions	108,077	—

Total Increase/(Decrease) in Net Assets	(718,344)	—
Net Assets at December 31, 2007	1,785,983	—

Net Assets at December 31, 2008	$1,067,639	$—

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$16,091	$—
Net realized gain/(loss) from sale of investments	(63,669)	—
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	415,327	—

Net increase/(decrease) resulting from operations	367,749	—

2009 Policy Transactions
Net policy purchase payments	221,853	—
Transfers on account of death, surrenders and withdrawals	(139,314)	—
Transfers of policy loans	(55,338)	—
Transfers of cost of insurance and policy fees	(133,819)	—
Transfers between investment divisions, net	(40,579)	—
Transfers–other	31	—

Net increase/(decrease) from policy transactions	(147,166)	—

Total Increase/(Decrease) in Net Assets	220,583	—
Net Assets at December 31, 2008	1,067,639	—

Net Assets at December 31, 2009	$1,288,222	$—

See notes to financial statements.

B-38

Investment Divisions
Janus Aspen Service Class	Janus Aspen Enterprise Service Class	Janus Aspen Perkins Mid Cap Value Service Class	Janus Aspen Worldwide Service Class	MFS Growth Initial Class	MFS Investors Trust Initial Class	MFS New Discovery Initial Class

$—	$—	$—	$—	$2,192	$2,437	$—
—	—	—	—	116,019	13,095	(31,176)
—	—	—	—	—	20,123	156,330
—	—	—	—	(474,257)	(138,411)	(492,460)

—	—	—	—	(356,046)	(102,756)	(367,306)

—	—	—	—	113,388	44,188	177,303
—	—	—	—	(26,662)	(3,676)	(17,367)
—	—	—	—	827	(8,838)	(19,570)
—	—	—	—	(70,830)	(34,052)	(76,341)
—	—	—	—	(226,302)	(24,071)	(49,512)
—	—	—	—	1,388	48	188

—	—	—	—	(208,191)	(26,401)	14,701

—	—	—	—	(564,237)	(129,157)	(352,605)
—	—	—	—	1,144,212	338,728	911,786

$—	$—	$—	$—	$579,975	$209,571	$559,181

$—	$—	$234	$—	$2,029	$3,557	$—
—	—	1,660	—	628	(9,192)	(83,803)
—	—	—	—	—	—	—
—	—	4,480	—	213,280	59,863	433,867

—	—	6,374	—	215,937	54,228	350,064

—	—	89,912	—	102,165	45,035	127,635
—	—	—	—	(47,877)	(51,081)	(20,667)
—	—	—	—	44,299	(2,880)	(21,822)
—	—	(3,851)	—	(61,440)	(31,400)	(70,766)
—	—	44,638	—	(3,637)	9,289	(70,946)
—	—	158	—	(25)	(107)	8

—	—	130,857	—	33,485	(31,144)	(56,558)

—	—	137,231	—	249,422	23,084	293,506
—	—	—	—	579,975	209,571	559,181

$—	$—	$137,231	$—	$829,397	$232,655	$852,687

B-39

The Guardian Separate Account N

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2008 and 2009 (continued)

	MFS Research Initial Class	MFS Total Return Initial Class
2008 Increase/(Decrease) from Operations
Net investment income/(expense)	$757	$92,702
Net realized gain/(loss) from sale of investments	3,231	(52,362)
Reinvested realized gain distributions	—	183,612
Net change in unrealized appreciation/(depreciation) of investments	(67,207)	(944,947)

Net increase/(decrease) resulting from operations	(63,219)	(720,995)

2008 Policy Transactions
Net policy purchase payments	25,997	557,911
Transfers on account of death, surrenders and withdrawals	(2,120)	(43,074)
Transfers of policy loans	(987)	(3,527)
Transfers of cost of insurance and policy fees	(14,035)	(326,676)
Transfers between investment divisions, net	2,300	(123,348)
Transfers–other	343	(1,579)

Net increase/(decrease) from policy transactions	11,498	59,707

Total Increase/(Decrease) in Net Assets	(51,721)	(661,288)
Net Assets at December 31, 2007	169,953	3,226,082

Net Assets at December 31, 2008	$118,232	$2,564,794

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$1,591	$95,963
Net realized gain/(loss) from sale of investments	(6,566)	(186,488)
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	34,225	533,350

Net increase/(decrease) resulting from operations	29,250	442,825

2009 Policy Transactions
Net policy purchase payments	18,253	467,770
Transfers on account of death, surrenders and withdrawals	(6,960)	(247,151)
Transfers of policy loans	(2,055)	14,578
Transfers of cost of insurance and policy fees	(12,427)	(323,671)
Transfers between investment divisions, net	(8,760)	5,156
Transfers–other	(3)	(659)

Net increase/(decrease) from policy transactions	(11,952)	(83,977)

Total Increase/(Decrease) in Net Assets	17,298	358,848
Net Assets at December 31, 2008	118,232	2,564,794

Net Assets at December 31, 2009	$135,530	$2,923,642

See notes to financial statements.

B-40

Investment Divisions
MFS Growth Service Class	MFS Strategic Income Service Class	MFS Research Service Class	MFS Total Return Service Class	PIMCO Real Return Advisor	PIMCO Total Return Advisor	Van Kampen Life Investment Trust Growth & Income Class II

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—

—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—

—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—

$—	$—	$—	$—	$—	$—	$—

$—	$—	$—	$—	$—	$862	$5,186
58	820	927	104	—	(23)	373
—	—	—	—	—	5,966	—
4,307	1,508	3,777	25,819	—	(7,034)	21,779

4,365	2,328	4,704	25,923	—	(229)	27,338

—	58,686	58,687	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
(405)	(1,892)	(2,387)	(5,631)	—	(1,600)	(3,621)
47,377	16,985	67,885	681,957	—	199,407	427,917
—	(7)	60	—	—	—	—

46,972	73,772	124,245	676,326	—	197,807	424,296

51,337	76,100	128,949	702,249	—	197,578	451,634
—	—	—	—	—	—	—

$51,337	$76,100	$128,949	$702,249	$—	$197,578	$451,634

B-41

THE GUARDIAN SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (December 31, 2009)

NOTE 1 — ORGANIZATION

The Guardian Separate Account N (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by The Guardian Insurance & Annuity Company, Inc. (GIAC) on September 23, 1999 and commenced operations on July 20, 2000. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian). GIAC issues the survivorship variable universal life, individual variable universal life and flexible premium variable life insurance policies offered through the Account. GIAC provides for variable accumulations and benefits under the policies by crediting the net premium payments or policy loan repayments to one or more investment divisions established within the Account or to the Fixed Rate Option (FRO), as selected by the policyowner. Amounts allocated to the FRO are maintained by GIAC in its general account. The policyowner may transfer his or her policy value among the seventy investment options within the Account, or the FRO. However, a policyowner may only invest in up to twenty investment options, including the FRO, at any time.

The seventy investment options of the Account correspond to the following underlying mutual funds and classes of shares in which the investment option invests (collectively, the Funds and individually, a Fund):

RS Large Cap Alpha VIP Series Class I (formerly RS Core Equity VIP Series Class I)

RS S&P 500 Index VIP Series Class I

RS High Yield Bond VIP Series Class I

RS Low Duration Bond VIP Series Class I

RS Partners VIP Series Class I

RS Investment Quality Bond VIP Series Class I

RS Global Natural Resources VIP Series Class II

RS Money Market VIP Series Class I

Gabelli Capital Asset Fund

RS International Growth VIP Series Class I

RS Emerging Markets VIP Series Class I

RS Small Cap Growth Equity VIP Series Class I
(formerly RS Small Cap Core Equity VIP Series Class I)

Value Line Centurion Fund

Value Line Strategic Asset Management Trust

AIM V.I. Capital Appreciation Fund Series I

AIM V.I. Utilities Fund Series I

AIM V.I. Core Equity Fund Series I

AIM V.I. Core Equity Fund Series II

AIM V.I. Government Securities Fund Series II

AIM V.I. Mid Cap Core Equity Fund Series II

AIM V.I. Utilities Fund Series II

Alger American Capital Appreciation Portfolio Class S

AllianceBernstein VPS Value Portfolio Class B

AllianceBernstein VPS Growth & Income Portfolio Class B

AllianceBernstein VPS Large Cap Growth Portfolio Class B

AllianceBernstein VPS Global Thematic Growth Portfolio
Class B (formerly AllianceBernstein Global Technology Portfolio Class B)

AllianceBernstein VPS International Value Portfolio Class B

AllianceBernstein VPS Real Estate Investment Portfolio Class B

American Century VP Capital Appreciation Portfolio Class I

BlackRock Global Allocation V.I. Fund Class III

Davis Financial Portfolio

Davis Real Estate Portfolio

Davis Value Portfolio

Delaware VIP Limited-Term Diversified Income Series Service Class (formerly Delaware VIP Capital Reserves Series Service Class)

Delaware VIP Diversified Income Series Service Class

Delaware VIP Emerging Markets Series Service Class

Evergreen VA International Equity Fund Share Class 2

Fidelity VIP Contrafund Portfolio Service Class 2

Fidelity VIP Equity-Income Portfolio Service Class 2

Fidelity VIP Growth Portfolio Service Class 2

Fidelity VIP Growth Opportunities Portfolio Service Class 2

Fidelity VIP High Income Portfolio Service Class 2

Fidelity VIP Mid Cap Portfolio Service Class 2

Templeton Growth Securities Fund Class 2

Mutual Shares Securities Fund Class 2

Franklin Small Cap Value Securities Fund Class 2

Ibbotson Balanced ETF Asset Allocation Portfolio Class II

Ibbotson Growth ETF Asset Allocation Portfolio Class II

Ibbotson Income & Growth ETF Asset Allocation Portfolio Class II

Janus Aspen Enterprise Portfolio Institutional Shares (formerly Janus Aspen Mid Cap Growth Portfolio Institutional Shares)

Janus Aspen Forty Portfolio Institutional Shares

Janus Aspen Portfolio Institutional Shares (formerly Janus Aspen Large Cap Growth Portfolio Institutional Shares)

Janus Aspen Worldwide Portfolio Institutional Shares (formerly Janus Aspen Worldwide Growth Portfolio Institutional Shares)

Janus Aspen Forty Portfolio Service Class

Janus Aspen Portfolio Service Class (formerly Janus Aspen Large Cap Growth Portfolio Service Class)

Janus Aspen Enterprise Portfolio Service Class (formerly Janus Aspen Mid Cap Growth Portfolio Service Class)

Janus Aspen Perkins Mid Cap Value Portfolio Service Class (formerly Janus Aspen Mid Cap Value Portfolio Service Class)

B-42

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

Janus Aspen Worldwide Portfolio Service Class (formerly Janus Aspen Worldwide Growth Portfolio Service Class)

MFS Growth Series Initial Class

MFS Investors Trust Series Initial Class

MFS New Discovery Series Initial Class

MFS Research Series Initial Class

MFS Total Return Series Initial Class

MFS Growth Series Service Class

MFS Strategic Income Series Service Class

MFS Research Series Service Class

MFS Total Return Series Service Class

PIMCO Real Return Portfolio Advisor Class

PIMCO Total Return Portfolio Advisor Class

Van Kampen Life Investment Trust Growth & Income Class II

A tax-qualified and a non-tax-qualified investment division have been established within each investment option available in the Account.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make benefit payments, are obligations of GIAC.

The changes in net assets maintained in the Account provide the basis for the periodic determination of benefits under the policies. The net assets may not be less than the amount required under state insurance laws to provide for death benefits (without regard to the minimum death benefit guarantee, guaranteed minimum income benefit or guaranteed minimum withdrawal benefit) and other policy benefits. Additional assets are held in GIAC’s general account to cover the contingency that a policy’s guaranteed benefit might exceed the benefit which would have been payable in the absence of such guarantee.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The following is a summary of significant accounting policies of the Account:

Investments

(a)	The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

(b)	Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date. Realized gains and losses are determined based on the cost of securities sold.

(c)	The cost of investments sold is determined on a first in, first out (FIFO) basis.

As of January 1, 2008, the Account adopted the FASB’s new guidance pertaining to fair value. This new guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based on observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Account’s view of market assumptions based on internally developed data in the absence of observable market information. The guidance requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs when determining the fair value of an asset or liability. The statement classifies all assets and liabilities carried or disclosed at fair value in one of the following three categories:

Level 1 — inputs are quoted market prices available in active markets for identical assets on the reporting date. Assets in this category generally include actively traded registered mutual funds.

Level 2 — inputs are quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active. Assets in this category generally include registered mutual funds that are not actively traded and non-registered collective investments funds.

Level 3 — inputs are unobservable where there is little or no market activity and assumptions are based on internally derived information. Assets in this category generally include all other types of investments that do not meet the criteria of Level 1 or 2. As of December 31, 2009, none of the Accounts investments are considered Level 3.

B-43

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

The Account invests in various registered mutual funds managed by RS Investment Management Co., an affiliated company, and unaffiliated third parties. The fair value of the registered mutual funds is based upon the reported net asset values (“NAVs”) as provided by the fund manager. The Fair Value Hierarchy level of the Account net assets in 2009 are based on observable market inputs of the registered mutual funds as published on recognized market exchanges. GIAC’s management reviews each mutual fund’s liquidity in each mutual fund in order to determine the level those investments should be reported.

As of December 31, 2009, all investments of the Account were in active traded registered mutual funds and were considered Level 1 with a total fair value of $60,712,509.

During 2009 the FASB issued additional clarifying guidance on the measurement and reporting of fair value. In April 2009, the FASB issued guidance effective for interim and annual periods ending after June 15, 2009, centered on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. The guidance also indicates that entities should consider and evaluate the impact of decreased market activity and whether transactions are orderly in arriving at a fair value for its assets and liabilities, including evaluating whether values provided by pricing services are based on current information that reflects orderly transactions. Enhanced disclosures around valuations inputs and techniques used during annual and interim periods are also required. As of December 31, 2009, none of the Separate Accounts registered mutual funds investments level of trading activities is considered to have significantly decreased. As such, the implementation of this guidance does not impact the Separate Accounts investment Level categories.

There were no financial instrument liabilities held by the Account as of December 31, 2009 or during the twelve months then ended.

Subsequent Events

Effective December 31, 2009, the Account adopted new accounting guidance related to subsequent events which is effective for interim or fiscal periods ending after June 15, 2009 and shall be applied prospectively. The new accounting guidance establishes general standards of accounting for and disclosures of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. The adoption of this new accounting guidance did not have an impact on the Account’s financial statements.

The Account considers events occurring after the balance sheet date but prior to the issuance of the financial statements to be subsequent events requiring disclosure. There were no subsequent events for the year ended December 31, 2009.

Individual Mortality Table Used and the Assumed Investment Return

The mortality charge for Variable Life Insurance policies is based on the 1980 Commissioners’ Standard Ordinary Mortality Table published by the National Association of Insurance Commissioners. The assumed investment return is 4.0%.

Federal Income Taxes

The operations of the Account are part of the operations of GIAC and, as such, are included in the consolidated tax return of Guardian. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended. Under current tax law, no federal taxes are payable by GIAC with respect to the operations of the Account.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

B-44

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

NOTE 3 — PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year December 31, 2009 were as follows:

	Purchases	Sales
RS Large Cap Alpha VIP Series Class I (formerly RS Core Equity VIP Series Class I)	$1,071,086	$965,953
RS S&P 500 Index VIP Series Class I	600,334	1,495,792
RS Asset Allocation VIP Series Class I	46,487	345,633
RS High Yield Bond VIP Series Class I	201,286	69,608
RS Low Duration Bond VIP Series Class I	993,051	147,793
RS Large Cap Value VIP Series Class I	67,348	337,663
RS Partners VIP Series Class I	626,745	260,298
RS Investment Quality Bond VIP Series Class I	1,054,091	589,060
RS Global Natural Resources VIP Series Class II	69,939	8,819
RS Money Market VIP Series Class I	9,291,381	9,203,456
Gabelli Capital Asset Fund	267,168	310,871
RS International Growth VIP Series Class I	732,675	447,270
RS Emerging Markets VIP Series Class I	789,578	596,482
RS Small Cap Growth Equity VIP Series Class I (formerly RS Small Cap Core Equity VIP Series Class I)	368,382	491,894
Value Line Centurion Fund	51,161	71,574
Value Line Strategic Asset Management Trust	425,765	315,482
AIM V.I. Capital Appreciation Fund Series I	75,157	107,995
AIM V.I. Utilities Fund Series I	86,373	80,800
AIM V.I. Core Equity Fund Series I	211,131	142,804
AIM V.I. Core Equity Fund Series II	138,666	15,322
AIM V. I. Government Securities Fund Series II	739	744
AIM V. I. Mid Cap Core Equity Fund Series II	50,665	463
AIM V. I. Utilities Fund Series II	—	—
Alger American Capital Appreciation Portfolio Class S	144,164	623
AllianceBernstein VPS Value Portfolio Class B	21,143	63,735
AllianceBernstein VPS Growth & Income Portfolio Class B	66,634	64,877
AllianceBernstein VPS Large Cap Growth Portfolio Class B	26,426	28,751
AllianceBernstein VPS Global Thematic Growth Portfolio Class B (formerly AllianceBernstein Global Technology Portfolio Class B)	813,554	830,659
AllianceBernstein VPS International Value Portfolio Class B	217	2
AllianceBernstein VPS Real Estate Investment Portfolio Class B	702,525	191,244
American Century VP Capital Appreciation Portfolio Class I	45,159	7,273
BlackRock Global Allocation V.I. Fund Class III	—	—
Davis Financial Portfolio	70,911	75,862
Davis Real Estate Portfolio	304,533	233,629
Davis Value Portfolio	326,688	522,709
Delaware VIP Limited-Term Diversified Income Series Service Class (formerly Delaware VIP Capital Reserves Series Service Class)	—	—
Delaware VIP Diversified Income Series Service Class	568,472	50,170
Delaware VIP Emerging Markets Series Service Class	142,319	20,863
Evergreen VA International Equity Fund Share Class 2	—	—
Fidelity VIP Contrafund Portfolio Service Class 2	1,065,217	865,347
Fidelity VIP Equity-Income Portfolio Service Class 2	543,444	329,576
Fidelity VIP Growth Portfolio Service Class 2	—	—
Fidelity VIP Growth Opportunities Portfolio Service Class 2	84,725	66,150
Fidelity VIP High Income Portfolio Service Class 2	—	—
Fidelity VIP Mid Cap Portfolio Service Class 2	1,042,611	689,796
Templeton Growth Securities Fund Class 2	29,740	12,207
Mutual Shares Securities Fund Class 2	—	—
Franklin Small Cap Value Securities Fund Class 2	—	—
Ibbotson Balanced ETF Asset Allocation Portfolio Class II	1,051,502	12,160
Ibbotson Growth ETF Asset Allocation Portfolio Class II	—	—

B-45

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

	Purchases	Sales
Ibbotson Income & Growth Asset Allocation Portfolio Class II	$—	$—
Janus Aspen Enterprise Portfolio Institutional Shares (formerly Janus Aspen Mid Cap Growth Portfolio Institutional Shares)	171,237	265,613
Janus Aspen Forty Portfolio Institutional Shares	257,470	384,266
Janus Aspen Portfolio Institutional Shares (formerly Janus Aspen Large Cap Growth Portfolio Institutional Shares)	126,450	344,483
Janus Aspen Worldwide Portfolio Institutional Shares (formerly Janus Aspen Worldwide Growth Portfolio Institutional Shares)	208,820	339,896
Janus Aspen Forty Portfolio Service Class	—	—
Janus Aspen Portfolio Service Class (formerly Janus Aspen Large Cap Growth Portfolio Service Class)	—	—
Janus Aspen Enterprise Portfolio Service Class (formerly Janus Aspen Mid Cap Growth Portfolio Service Class)	—	—
Janus Aspen Perkins Mid Cap Value Portfolio Service Class (formerly Janus Aspen Mid Cap Value Portfolio Service Class)	147,584	16,493
Janus Aspen Worldwide Portfolio Service Class (formerly Janus Aspen Worldwide Growth Portfolio Service Class)	—	—
MFS Growth Series Initial Class	140,268	104,754
MFS Investors Trust Series Initial Class	50,057	77,643
MFS New Discovery Series Initial Class	127,501	184,059
MFS Research Series Initial Class	20,182	30,542
MFS Total Return Series Initial Class	548,374	536,389
MFS Growth Series Service Class	47,994	1,022
MFS Strategic Income Series Service Class	91,512	17,740
MFS Research Series Service Class	137,800	13,555
MFS Total Return Series Service Class	679,130	2,804
PIMCO Real Return Portfolio Advisor Class	—	—
PIMCO Total Return Portfolio Advisor Class	205,427	792
Van Kampen Life Investment Trust Growth & Income Class II	437,136	7,654

	$27,666,134	$22,399,114

NOTE 4 — EXPENSES AND RELATED PARTY TRANSACTIONS

Under the terms of the policy, GIAC deducts certain charges from the policy account value. These contractual charges are deducted by redeeming units of the investment divisions and consist of:

a)	Mortality and expense risk charges are as follows:

•

For Park Avenue Millenneium Series, GIAC deducts at a current annual rate of .60% of the net assets of the separate account through the twelfth policy year. Starting in the thirteenth policy year, GIAC deducts at a current annual rate of .40% up to account value breakpoint and .20% on the amount of net assets in excess of the breakpoint.

•

For Flexible Solutions Series, GIAC deducts at a current annual rate of .60% of the net assets of the separate account through the tenth policy year. Starting in the eleventh policy year, GIAC deducts at a current annual rate of .20% up to the account value breakpoint and .00% on the net amount of assets in excess of the breakpoint.

•

For Flexible Solution — Gold Series, GIAC deducts at a current annual rate of .50% of the net assets of the separate account through the tenth policy year. Starting in the eleventh policy year, GIAC deducts at a current annual rate of .10% up to the account value breakpoint and .00% on the net amount of assets in excess of the breakpoint.

•	For Executive Benefits, GIAC deducts at a current annual rate of .00% of the net assets of the separate account. GIAC is guaranteed never to exceed ..25% of the account value.

The breakpoint is defined as $100,000 less any policy account value allocated to the fixed rate option, but not less than zero.

B-46

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

b)	Policy and administrative fees, which vary with the basic sum, face amount, age, sex and rating class.

c)	A monthly charge for the cost of life insurance, based on age, sex, duration and rating class, is deducted as compensation for the anticipated cost of paying death benefits.

Currently, GIAC makes no charge against the Account for GIAC’s federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

For the years ended December 31, 2008 and 2009, contractual charges amounted to $5,756,142 and $5,658,627, respectively.

Under current laws, GIAC may incur state and local taxes in several states. At present, these taxes are not significant. In the event of a material change in applicable state or local tax laws, GIAC reserves the right to charge the Account for such taxes, if any, which are attributable to the Account.

Guardian Investor Services LLC (GIS), a wholly owned subsidiary of The Guardian Life Insurance Company of America, has a majority interest in RS Investment Management Co. LLC (RS Investments), a San Francisco investment management firm specializing in mutual funds and institutional investment accounts.

RS Investments serves as investment adviser and administrator to each of the Variable Products Funds Series (RS Funds). GIS serves as sub-adviser to certain RS funds and is the principal underwriter to all RS Funds. In addition, RS Investments, GIS, Guardian Baillie Gifford Ltd. (GBG), Baillie Gifford Overseas Ltd. (BG Overseas), and UBS Global Asset Management, Inc. (UBS Global AM) will also have the roles described below. GIAC and BG Overseas each have an equity ownership interest in GBG.

RS Investments provides day-to-day investment management services to the following funds:

•RS Large Cap Alpha VIP Series Class I (formerly RS Core Equity VIP Series Class I) •RS Partners VIP Series Class I	•RS Small Cap Growth Equity VIP Series Class I (formerly RS Small Cap Core Equity VIP Series Class I)
•RS Global Natural Resources VIP Series Class II

As sub-adviser, GIS provides day-to-day investment management services to the following funds, subject to RS Investments’ general oversight of GIS’ performance:

•RS Investment Quality Bond VIP Series Class I	•RS Low Duration Bond VIP Series Class I
•RS High Yield Bond VIP Series Class I	•RS Money Market VIP Series Class I
•RS S&P 500 Index VIP Series Class I

Effective December 22, 2009, the RS Asset Allocation VIP Series, was liquidated and is no longer available as an investment option under these policies. The policy owner had the option to transfer the amounts to another investment option by the liquidation date. After the liquidation date, the remaining amounts in this investment option was transferred to the RS Money Market VIP Series. GIS served as sub-adviser and provided day-to-day investment management services to the RS Asset Allocation VIP Series.

GBG serves as sub-adviser, and BG Overseas serves as sub-sub-adviser and provides day-to-day investment management services to the following funds, subject to RS Investments’ and GBG’s general oversight of BG Overseas’ performance:

•RS International Growth VIP Series Class I	•RS Emerging Markets VIP Series Class I

Effective November 30, 2009, the sub-advisory agreement between RS Investments and UBS Global AM, was terminated. UBS Global AM, served as sub adviser and provided day-to-day investment management services to the RS Large Cap Value VIP Series. The RS Large Cap Value VIP series is no longer available as an investment option under these policies and was merged into the RS Large Cap Alpha VIP Series.

Under an investment management agreement between each RS Fund and RS Investments, the RS Funds pay a monthly fee to RS Investments at the annual rates shown in the tables below for investment advisory and

B-47

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

administrative services. Under investment sub-advisory agreements between RS Investments and the respective sub-adviser for certain RS Funds specified below, RS Investments pays a monthly fee to the sub-adviser for investment advisory services at the annual rates set out in the table below, based on the respective RS Funds’ average daily net assets. The sub-advisory fee payable to GIS and GBG by RS Investments also covers the administrative and accounting services provided by GIS and GBG to the RS Funds.

RS Fund	Sub-adviser	Advisory Fee Rate	Sub-advisory Fee Rate
RS Large Cap Alpha VIP Series Class I (formerly RS Core Equity VIP Series Class I)	None	0.50%	N/A
RS S&P 500 Index VIP Series Class I	GIS	0.25%	0.2375%
RS High Yield Bond VIP Series Class I	GIS	0.60%	0.5700%
RS Low Duration Bond VIP Series Class I	GIS	0.45%	0.4275%
RS Partners VIP Series Class I	None	0.97%	N/A
RS Investment Quality Bond VIP Series Class I	GIS	0.50%	0.4750%
RS Global Natural Resources VIP Series Class II	None	1.00%	N/A
RS Money Market VIP Series Class I	GIS	0.45%	0.4275%
RS International Growth VIP Series Class I	GBG	0.80%	0.7600%
RS Emerging Markets VIP Series Class I	GBG	1.00%	0.9500%
RS Small Cap Growth Equity VIP Series Class I (formerly RS Small Cap Core Equity VIP Series Class I)	None	0.95%	N/A

Under a sub-sub-advisory agreement between GBG and BG Overseas, the sub-sub-advisory fee payable by GBG to BG Overseas is 0.40% of RS International Growth VIP Series average daily net assets and 0.50% of RS Emerging Markets VIP Series average daily net assets.

GIS has a management agreement with Gabelli Capital Asset Fund and earns fees of .25% of the average daily net assets. GIAC has administrative service fee agreements with Invesco AIM Advisors, Inc., AllianceBernstein LP, ALPS Advisors, Inc., American Century Investment Management, Inc., BlackRock Advisors, LLC, Davis Selected Advisers-NY, Inc., Delaware Investments, Evergreen Investment Management Company, LLC, Fidelity Management & Research Company, Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC, Fred Alger Management, Inc., Janus Capital Management LLC, Massachusetts Financial Services Company (MFS), PIMCO, Templeton Global Advisors Limited, EULAV Asset Management, LLC and Van Kampen Asset Management which compensate GIAC for administrative services provided. These fees range from .15% to .25% of the average daily net assets.

The amount retained by GIAC in the Account is comprised of amounts accruing to GIAC from the operations of the Account and retained therein. Amounts retained by GIAC in the Account may be transferred by GIAC to its general account.

NOTE 5 — CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, 2009 and 2008 were as follows:

	2009			2008
	Units Issued	Units Redeemed	Net Increase/ (Decrease)	Units Issued	Units Redeemed	Net Increase/ (Decrease)
RS Large Cap Alpha VIP Series Class I (formerly RS Core Equity VIP Series Class I)	191,277	(178,242)	13,035	171,088	(181,201)	(10,113)
RS S&P 500 Index VIP Series Class I	97,114	(227,246)	(130,132)	111,494	(104,609)	6,885
RS Asset Allocation VIP Series Class I	5,774	(37,517)	(31,743)	5,977	(6,178)	(201)
RS High Yield Bond VIP Series Class I	13,417	(6,209)	7,208	6,360	(15,272)	(8,912)
RS Low Duration Bond VIP Series Class I	93,419	(25,905)	67,514	12,505	(2,638)	9,867
RS Large Cap Value VIP Series Class I	12,047	(37,671)	(25,624)	8,306	(5,616)	2,690
RS Partners VIP Series Class I	86,302	(52,892)	33,410	18,068	(17,462)	606
RS Investment Quality Bond VIP Series Class I	65,239	(47,100)	18,139	164,290	(128,976)	35,314

B-48

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

	2009			2008
	Units Issued	Units Redeemed	Net Increase/ (Decrease)	Units Issued	Units Redeemed	Net Increase/ (Decrease)
RS Global Natural Resources VIP Series Class II	9,929	(1,504)	8,425	455	(232)	223
RS Money Market VIP Series Class I	802,558	(795,811)	6,747	327,624	(239,092)	88,532
Gabelli Capital Asset Fund Class I	28,661	(30,942)	(2,281)	23,126	(33,642)	(10,516)
RS International Growth VIP Series Class I	94,046	(71,542)	22,504	61,498	(52,404)	9,094
RS Emerging Markets VIP Series Class I	39,299	(37,133)	2,166	27,453	(42,270)	(14,817)
RS Small Cap Growth Equity VIP Series Class I (formerly RS Small Cap Core Equity VIP Series Class I)	47,737	(59,740)	(12,003)	58,531	(59,074)	(543)
Value Line Centurion Fund	11,669	(15,827)	(4,158)	7,440	(10,390)	(2,950)
Value Line Strategic Asset Management Trust	40,368	(43,802)	(3,434)	31,053	(66,258)	(35,205)
AIM V.I. Capital Appreciation Fund Series I	17,696	(23,906)	(6,210)	14,877	(20,936)	(6,059)
AIM V.I. Utilities Fund Series I	10,425	(12,516)	(2,091)	14,006	(11,572)	2,434
AIM V.I. Core Equity Fund Series I	30,822	(25,135)	5,687	25,621	(58,588)	(32,967)
AIM V.I. Core Equity Fund Series II	15,580	(1,756)	13,824	—	—	—
AIM V.I. Government Securities Fund Series II	68	(68)	—	—	—	—
AIM V.I. Mid Cap Core Equity Fund Series II	5,736	(73)	5,663	—	—	—
AIM V.I. Utilities Fund Series II	—	—	—	—	—	—
Alger American Capital Appreciation Portfolio Class S	16,227	(152)	16,075	—	—	—
AllianceBernstein VPS Value Portfolio Class B	2,196	(7,362)	(5,166)	4,179	(4,032)	147
AllianceBernstein VPS Growth & Income Portfolio Class B	7,524	(7,889)	(365)	9,138	(10,394)	(1,256)
AllianceBernstein VPS Large Cap Growth Portfolio Class B	3,568	(3,857)	(289)	5,070	(6,886)	(1,816)
AllianceBernstein VPS Global Thematic Growth Portfolio Class B (formerly AllianceBernstein Global Technology Portfolio Class B)	81,968	(80,357)	1,611	5,825	(1,483)	4,342
AllianceBernstein VPS International Value Portfolio Class B	31	(4)	27	—	—	—
AllianceBernstein VPS Real Estate Investment Portfolio Class B	96,249	(24,963)	71,286	—	—	—
American Century VP Capital Appreciation Portfolio Class I	5,685	(924)	4,761	—	—	—
BlackRock Global Allocation V.I. Fund Class III	—	—	—	—	—	—
Davis Financial Portfolio	8,277	(8,288)	(11)	10,061	(10,697)	(636)
Davis Real Estate Portfolio	22,689	(17,817)	4,872	12,154	(17,348)	(5,194)
Davis Value Portfolio	48,139	(67,820)	(19,681)	44,668	(29,608)	15,060
Delaware VIP Limited-Term Diversified Income Series Service Class (formerly Delaware VIP Capital Reserves Series Service Class)	—	—	—	—	—	—
Delaware VIP Diversified Income Series Service Class	49,939	(4,661)	45,278	—	—	—
Delaware VIP Emerging Markets Series Service Class	14,253	(2,077)	12,176	—	—	—
Evergreen VA International Equity Fund Share Class 2	—	—	—	—	—	—
Fidelity VIP Contrafund Portfolio Service Class 2	138,044	(119,427)	18,617	106,514	(81,803)	24,711
Fidelity VIP Equity-Income Portfolio Service Class 2	76,381	(52,763)	23,618	28,490	(22,385)	6,105
Fidelity VIP Growth Portfolio Service Class 2	—	—	—	—	—	—
Fidelity VIP Growth Opportunities Portfolio Service Class 2	17,644	(14,482)	3,162	14,064	(9,753)	4,311
Fidelity VIP High Income Portfolio Service Class 2	—	—	—	—	—	—

B-49

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

	2009			2008
	Units Issued	Units Redeemed	Net Increase/ (Decrease)	Units Issued	Units Redeemed	Net Increase/ (Decrease)
Fidelity VIP Mid Cap Portfolio Service Class 2	69,982	(53,867)	16,115	50,354	(70,008)	(19,654)
Templeton Growth Securities Fund Class 2	3,599	(1,477)	2,122	—	—	—
Mutual Shares Securities Fund Class 2	—	—	—	—	—	—
Franklin Small Cap Value Securities Fund Class 2	—	—	—	—	—	—
Ibbotson Balanced ETF Asset Allocation Portfolio Class II	100,208	(1,144)	99,064	—	—	—
Ibbotson Growth ETF Asset Allocation Portfolio Class II	—	—	—	—	—	—
Ibbotson Income & Growth ETF Asset Allocation Portfolio Class II	—	—	—	—	—	—
Janus Aspen Enterprise Portfolio Institutional Shares (formerly Janus Aspen Mid Cap Growth Portfolio Institutional Shares)	44,530	(62,301)	(17,771)	48,780	(72,173)	(23,393)
Janus Aspen Forty Portfolio Institutional Shares	34,851	(48,697)	(13,846)	39,488	(34,805)	4,683
Janus Aspen Portfolio Institutional Shares (formerly Janus Aspen Large Cap Growth Portfolio Institutional Shares)	29,908	(66,055)	(36,147)	34,890	(31,162)	3,728
Janus Aspen Worldwide Portfolio Institutional Shares (formerly Janus Aspen Worldwide Growth Portfolio Institutional Shares)	51,896	(80,242)	(28,346)	75,164	(58,152)	17,012
Janus Aspen Forty Portfolio Service Class	—	—	—	—	—	—
Janus Aspen Portfolio Service Class (formerly Janus Aspen Large Cap Growth Portfolio Service Class)	—	—	—	—	—	—
Janus Aspen Enterprise Portfolio Service Class (formerly Janus Aspen Mid Cap Growth Portfolio Service Class)	—	—	—	—	—	—
Janus Aspen Perkins Mid Cap Value Portfolio Service Class (formerly Janus Aspen Mid Cap Value Portfolio Service Class)	15,873	(1,824)	14,049	—	—	—
Janus Aspen Worldwide Portfolio Service Class (formerly Janus Aspen Worldwide Growth Portfolio Service Class)	—	—	—	—	—	—
MFS Growth Series Initial Class	28,209	(23,496)	4,713	29,578	(58,146)	(28,568)
MFS Investors Trust Series Initial Class	6,532	(9,848)	(3,316)	4,653	(6,816)	(2,163)
MFS New Discovery Series Initial Class	19,865	(25,586)	(5,721)	22,739	(21,803)	936
MFS Research Series Initial Class	2,801	(5,004)	(2,203)	4,064	(2,595)	1,469
MFS Total Return Series Initial Class	45,005	(51,864)	(6,859)	53,337	(49,217)	4,120
MFS Growth Series Service Class	5,597	(112)	5,485	—	—	—
MFS Strategic Income Series Service Class	8,606	(1,670)	6,936	—	—	—
MFS Research Series Service Class	15,670	(1,633)	14,037	—	—	—
MFS Total Return Series Service Class	72,562	(580)	71,982	—	—	—
PIMCO Real Return Portfolio Advisor Class	—	—	—	—	—	—
PIMCO Total Return Portfolio Advisor Class	19,461	(156)	19,305	—	—	—
Van Kampen Life Investment Trust Growth & Income Class II	48,351	(813)	47,538	—	—	—

B-50

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

NOTE 6 — UNIT VALUES

The following represent amounts for the years ended December 31, excluding the effect of the expenses of the underlying fund portfolios and charges made directly to policyholders’ accounts through redemption of units:

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
PARK AVENUE MILLENNIUM SERIES
RS Large Cap Alpha VIP Series Class I (formerly RS Core Equity VIP Series Class I)
2009	552,316	$7.86	$4,341,909	—	0.19%	25.09%
2008	581,358	6.28	3,653,427	—	1.27%	-29.62%
2007	615,902	8.93	5,499,714	—	0.95%	15.19%
2006	628,255	7.75	4,870,375	—	1.91%	17.26%
2005	648,755	6.61	4,288,892	—	1.18%	4.30%
RS S&P 500 Index VIP Series Class I
2009	483,109	$8.81	$4,257,313	—	1.94%	26.25%
2008	596,763	6.98	4,165,476	—	2.26%	-37.16%
2007	611,368	11.11	6,790,592	—	1.74%	5.22%
2006	628,588	10.56	6,635,681	—	1.65%	15.46%
2005	616,216	9.14	5,634,123	—	1.61%	4.54%
RS Asset Allocation VIP Series Class I(8)
2009	—	$—	$—	—	—	—
2008	31,286	7.95	248,818	—	1.95%	-37.27%
2007	31,503	12.68	399,375	—	2.00%	5.23%
2006	46,032	12.05	554,580	—	4.06%	13.37%
2005	34,393	10.63	365,501	—	0.72%	4.36%
RS High Yield Bond VIP Series Class I
2009	10,722	$15.95	$170,964	—	10.06%	38.10%
2008	12,707	11.55	146,719	—	7.67%	-20.83%
2007	22,831	14.58	332,982	—	7.04%	1.19%
2006	24,503	14.41	353,179	—	8.68%	9.17%
2005	16,621	13.20	219,457	—	5.00%	3.30%
RS Low Duration Bond VIP Series Class I
2009	60,141	$12.36	$743,189	—	4.96%	6.38%
2008	14,694	11.62	170,689	—	5.74%	3.56%
2007	6,691	11.22	75,045	—	4.55%	5.48%
2006	6,197	10.63	65,901	—	3.95%	4.07%
2005	5,915	10.22	60,439	—	2.89%	1.25%
RS Large Cap Value VIP Series Class I(8)
2009	—	$—	$—	—	—	—
2008	22,374	8.79	196,769	—	2.25%	-40.26%
2007	20,898	14.72	307,663	—	1.98%	0.36%
2006	6,973	14.67	102,291	—	1.34%	18.29%
2005	3,464	12.40	42,957	—	1.39%	9.63%
RS Partners VIP Series Class I
2009	7,117	$11.91	$84,788	—	0.00%	39.66%
2008	9,252	8.53	78,916	—	0.00%	-34.00%
2007	13,120	12.92	169,562	—	0.00%	-2.03%
2006	9,612	13.19	126,787	—	0.24%	9.35%
2005	7,321	12.06	88,310	—	0.17%	4.22%
RS Investment Quality Bond VIP Series Class I
2009	133,027	$17.53	$2,331,361	—	4.42%	11.20%
2008	138,406	15.76	2,181,362	—	5.23%	0.47%
2007	133,142	15.69	2,088,630	—	5.42%	6.22%
2006	106,577	14.77	1,573,949	—	4.62%	4.19%
2005	100,066	14.17	1,418,401	—	4.06%	2.35%

B-51

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
PARK AVENUE MILLENNIUM SERIES
RS Global Natural Resources VIP Series Class II(6)
2009	8,648	$7.84	$67,838	—	0.00%	50.59%
2008	223	5.21	1,162	—	0.00%	-47.91%
RS Money Market VIP Series Class I
2009	262,632	$12.63	$3,317,758	—	0.06%	0.06%
2008	317,382	12.62	4,006,824	—	1.93%	2.06%
2007	251,725	12.37	3,114,517	—	4.63%	4.70%
2006	247,438	11.81	2,923,436	—	4.43%	4.53%
2005	261,134	11.30	2,951,512	—	2.60%	2.69%
Gabelli Capital Asset Fund
2009	103,147	$15.11	$1,558,487	—	0.84%	34.70%
2008	109,896	11.22	1,232,673	—	0.82%	-40.43%
2007	123,225	18.83	2,320,280	—	0.48%	9.13%
2006	123,575	17.25	2,132,119	—	0.30%	21.93%
2005	121,120	14.15	1,713,869	—	0.29%	2.03%
RS International Growth VIP Series Class I
2009	88,222	$11.03	$972,836	—	2.27%	38.98%
2008	105,696	7.93	838,608	—	1.92%	-43.28%
2007	101,194	13.99	1,415,595	—	3.80%	15.02%
2006	92,099	12.16	1,120,115	—	1.12%	23.43%
2005	73,673	9.85	725,934	—	1.40%	16.02%
RS Emerging Markets VIP Series Class I
2009	55,152	$33.95	$1,872,537	—	3.83%	96.37%
2008	62,541	17.29	1,081,360	—	0.26%	-56.65%
2007	78,425	39.88	3,127,669	—	2.11%	45.40%
2006	85,523	27.43	2,345,824	—	0.69%	36.19%
2005	75,842	20.14	1,527,480	—	1.07%	40.51%
RS Small Cap Growth Equity VIP Series Class I (formerly RS Small Cap Core Equity VIP Series Class I)
2009	146,138	$12.76	$1,864,929	—	0.00%	37.15%
2008	162,231	9.30	1,509,511	—	0.48%	-35.18%
2007	168,000	14.36	2,411,704	—	0.87%	5.13%
2006	168,841	13.65	2,305,502	—	0.00%	17.17%
2005	161,387	11.65	1,880,836	—	0.25%	0.16%
Value Line Centurion Fund
2009	43,844	$5.63	$246,641	—	0.00%	11.09%
2008	48,011	5.06	243,128	—	0.00%	-49.27%
2007	50,981	9.98	508,935	—	0.00%	20.72%
2006	55,686	8.27	460,493	—	0.00%	3.85%
2005	55,664	7.96	443,247	—	0.00%	9.13%
Value Line Strategic Asset Management Trust
2009	138,083	$11.18	$1,544,219	—	1.13%	21.16%
2008	147,225	9.23	1,358,940	—	1.50%	-29.39%
2007	188,299	13.07	2,461,365	—	0.96%	15.28%
2006	206,997	11.34	2,347,100	—	0.94%	6.85%
2005	210,903	10.61	2,238,047	—	0.49%	9.08%
AIM V.I. Capital Appreciation Fund Series I
2009	58,127	$5.93	$344,590	—	0.63%	21.08%
2008	61,116	4.90	299,232	—	0.00%	-42.49%
2007	66,481	8.51	566,013	—	0.00%	12.01%
2006	70,463	7.60	535,576	—	0.06%	6.30%
2005	72,836	7.15	520,801	—	0.06%	8.84%

B-52

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
PARK AVENUE MILLENNIUM SERIES
AIM V.I. Utilities Fund Series I
2009	27,552	$10.00	$275,462	—	5.08%	14.93%
2008	33,309	8.70	289,761	—	2.76%	-32.35%
2007	35,378	12.86	454,966	—	2.10%	20.64%
2006	29,355	10.66	312,907	—	3.58%	25.46%
2005	30,386	8.50	258,172	—	2.95%	16.83%
AIM V.I. Core Equity Fund Series I
2009	116,802	$8.02	$936,404	—	1.93%	28.30%
2008	112,400	6.25	702,356	—	2.02%	-30.14%
2007	145,736	8.94	1,303,576	—	1.03%	8.12%
2006	175,596	8.27	1,452,751	—	1.60%	15.24%
2005	184,780	7.18	1,326,519	—	0.89%	5.65%
AIM V.I. Core Equity Fund Series II(6)
2009	13,824	$9.29	$128,438	—	2.22%	27.98%
2008	—	—	—	—	—	—
AIM V. I. Government Securities Fund Series II (4)(6)
2009	—	—	—	—	—	—
2008	—	—	—	—	—	—
AIM V. I. Mid Cap Core Equity Fund Series II(6)
2009	5,663	$9.33	$52,852	—	1.27%	29.86%
2008	—	—	—	—	—	—
AIM V. I. Utilities Fund Series II(4) (6)
2009	—	—	—	—	—	—
2008	—	—	—	—	—	—
Alger American Capital Appreciation Portfolio Class S (formerly Alger American Leveraged AllCap Portfolio Class S)(6)
2009	16,075	$9.78	$157,220	—	0.00%	50.69%
2008	—	—	—	—	—	—
AllianceBernstein VPS Value Portfolio Class B
2009	7,511	$10.79	$81,027	—	3.00%	21.04%
2008	12,440	8.91	110,865	—	2.11%	-41.01%
2007	12,252	15.11	185,105	—	1.22%	-4.16%
2006	8,455	15.76	133,289	—	0.90%	21.03%
2005	7,684	13.03	100,090	—	1.14%	5.48%
AllianceBernstein VPS Growth & Income Portfolio Class B
2009	26,585	$10.31	$274,153	—	3.65%	20.35%
2008	27,682	8.57	237,194	—	1.70%	-40.69%
2007	27,187	14.45	392,790	—	1.19%	4.86%
2006	26,328	13.78	362,756	—	1.16%	16.98%
2005	25,061	11.78	295,166	—	1.11%	4.60%
AllianceBernstein VPS Large Cap Growth Portfolio Class B
2009	7,180	$11.30	$81,119	—	0.00%	37.10%
2008	8,399	8.24	69,214	—	0.00%	-39.82%
2007	8,113	13.69	111,085	—	0.00%	13.61%
2006	32,862	12.05	396,057	—	0.00%	-0.64%
2005	25,696	12.13	311,686	—	0.00%	14.84%

B-53

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
PARK AVENUE MILLENNIUM SERIES
AllianceBernstein VPS Global Thematic Growth Portfolio Class B (formerly AllianceBernstein Global Technology Portfolio Class B)
2009	9,142	$11.20	$102,389	—	0.00%	53.14%
2008	8,204	7.31	59,995	—	0.00%	-47.46%
2007	4,108	13.92	57,181	—	0.00%	19.89%
2006	7,286	11.61	84,601	—	0.00%	8.38%
2005	5,080	10.71	54,426	—	0.00%	3.65%
AllianceBernstein VPS International Value Portfolio Class B(6)
2009	27	$8.00	$214	—	1.22%	34.36%
2008	—	—	—	—	—	—
AllianceBernstein VPS Real Estate Investment Portfolio Class B(6)
2009	71,286	$8.20	$584,377	—	0.00%	29.22%
2008	—	—	—	—	—	—
American Century VP Capital Appreciation Portfolio Class I(6)
2009	4,761	$8.30	$39,528	—	0.00%	37.07%
2008	—	—	—	—	—	—
BlackRock Global Allocation V.I. Fund Class III(4)(7)
2009	—	—	—	—	—	—
Davis Financial Portfolio
2009	34,411	$11.73	$403,477	—	0.85%	41.18%
2008	35,187	8.31	292,238	—	0.00%	-46.36%
2007	36,813	15.48	570,022	—	1.09%	-6.05%
2006	36,930	16.48	608,637	—	0.60%	18.50%
2005	38,922	13.91	541,296	—	0.52%	8.38%
Davis Real Estate Portfolio
2009	35,993	$20.01	$720,123	—	2.81%	31.73%
2008	32,112	15.19	487,741	—	2.34%	-46.91%
2007	36,705	28.61	1,050,158	—	3.74%	-15.48%
2006	34,132	33.85	1,155,434	—	3.33%	34.37%
2005	30,402	25.19	765,905	—	3.28%	13.14%
Davis Value Portfolio
2009	151,263	$11.29	$1,707,380	—	0.87%	31.16%
2008	167,461	8.61	1,441,207	—	1.10%	-40.32%
2007	158,372	14.42	2,283,915	—	1.21%	4.64%
2006	146,265	13.78	2,015,816	—	0.81%	15.00%
2005	131,559	11.98	1,576,630	—	1.16%	9.44%
Delaware VIP Limited-Term Diversified Income Series Service Class (formerly Delaware VIP Capital Reserves Series Service Class) (4)(6)
2009	—	—	—	—	—	—
2008	—	—	—	—	—	—
Delaware VIP Diversified Income Series Service Class(6)
2009	45,278	$11.99	$542,797	—	0.00%	26.66%
2008	—	—	—	—	—	—
Delaware VIP Emerging Markets Series Service Class(6)
2009	12,176	$10.74	$130,725	—	0.00%	77.67%
2008	—	—	—	—	—	—

B-54

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
PARK AVENUE MILLENNIUM SERIES
Evergreen VA International Equity Fund Share Class 2(4)(7)
2009	—	—	—	—	—	—
Fidelity VIP Contrafund Portfolio Service Class 2
2009	205,896	$12.98	$2,671,832	—	1.25%	35.47%
2008	226,636	9.58	2,170,950	—	0.85%	-42.69%
2007	224,470	16.71	3,751,891	—	0.80%	17.30%
2006	216,507	14.25	3,085,002	—	1.01%	11.43%
2005	187,887	12.79	2,402,550	—	0.11%	16.65%
Fidelity VIP Equity-Income Portfolio Service Class 2
2009	97,036	$11.58	$1,123,383	—	2.26%	29.88%
2008	87,321	8.91	778,322	—	2.52%	-42.81%
2007	82,863	15.59	1,291,483	—	1.61%	1.27%
2006	88,206	15.39	1,357,472	—	2.94%	19.93%
2005	83,852	12.83	1,076,028	—	1.41%	5.57%
Fidelity VIP Growth Portfolio Service Class 2(4(6)
2009	—	—	—	—	—	—
2008	—	—	—	—	—	—
Fidelity VIP Growth Opportunities Portfolio Service Class 2
2009	46,853	$7.22	$338,157	—	0.26%	45.46%
2008	46,256	4.96	229,510	—	0.14%	-55.14%
2007	44,880	11.06	496,342	—	0.00%	22.91%
2006	44,172	9.00	397,463	—	0.43%	5.12%
2005	40,661	8.56	348,057	—	0.65%	8.68%
Fidelity VIP High Income Portfolio Service Class 2(4)(6)
2009	—	—	—	—	—	—
2008	—	—	—	—	—	—
Fidelity VIP Mid Cap Portfolio Service Class 2
2009	175,710	$21.28	$3,739,898	—	0.50%	39.75%
2008	182,061	15.23	2,772,824	—	0.24%	-39.61%
2007	207,466	25.22	5,231,896	—	0.49%	15.34%
2006	228,774	21.86	5,002,032	—	0.17%	12.40%
2005	225,121	19.45	4,379,020	—	0.00%	18.02%
Templeton Growth Securities Fund Class 2(6)
2009	2,122	$9.13	$19,364	—	0.00%	31.10%
2008	—	—	—	—	—	—
Mutual Shares Securities Fund Class 2(4)(7)
2009	—	—	—	—	—	—
Franklin Small Cap Value Securities Fund Class 2(4)(6)
2009	—	—	—	—	—	—
2008	—	—	—	—	—	—
Ibbotson Balanced ETF Asset Allocation Portfolio Class II(7)
2009	99,064	$10.58	$1,055,636	—	0.68%	5.77%
Ibbotson Growth ETF Asset Allocation Portfolio Class II(4)(7)
2009	—	—	—	—	—	—
Ibbotson Income & Growth Asset Allocation Portfolio Class II(4)(7)
2009	—	—	—	—	—	—

B-55

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
PARK AVENUE MILLENNIUM SERIES
Janus Aspen Enterprise Portfolio Institutional Shares (formerly Janus Aspen Mid Cap Growth Portfolio Institutional Shares)
2009	247,761	$6.06	$1,501,515	—	0.00%	44.83%
2008	265,149	4.18	1,109,537	—	0.25%	-43.72%
2007	286,887	7.44	2,133,124	—	0.22%	22.04%
2006	300,153	6.09	1,828,711	—	0.00%	13.61%
2005	282,118	5.36	1,512,908	—	0.00%	12.31%
Janus Apen Forty Portfolio Institutional Shares
2009	142,068	$10.86	$1,543,171	—	0.04%	46.33%
2008	156,705	7.42	1,163,205	—	0.14%	-44.15%
2007	153,179	13.29	2,035,841	—	0.36%	36.99%
2006	151,629	9.70	1,471,081	—	0.36%	9.35%
2005	147,657	8.87	1,310,110	—	0.21%	12.85%
Janus Aspen Portfolio Institutional Shares (formerly Janus Aspen Large Cap Growth Portfolio Institutional Shares)
2009	95,630	$6.88	$658,354	—	0.53%	36.35%
2008	129,110	5.05	651,879	—	0.75%	-39.72%
2007	129,667	8.38	1,086,061	—	0.73%	15.09%
2006	138,327	7.28	1,006,673	—	0.50%	11.38%
2005	132,171	6.53	863,607	—	0.33%	4.29%
Janus Aspen Worldwide Portfolio Institutional Shares (formerly Janus Aspen Worldwide Growth Portfolio Institutional Shares)
2009	183,385	$6.42	$1,176,917	—	1.43%	37.70%
2008	212,887	4.66	992,196	—	1.23%	-44.66%
2007	205,390	8.42	1,729,790	—	0.76%	9.63%
2006	221,601	7.68	1,702,418	—	1.77%	18.20%
2005	233,811	6.50	1,519,600	—	1.37%	5.87%
Janus Aspen Forty Portfolio Service Shares(4)(6)
2009	—	—	—	—	—	—
2008	—	—	—	—	—	—
Janus Aspen Portfolio Service Class (formerly Janus Aspen Large Cap Growth Portfolio Service Class)(4)(6)
2009	—	—	—	—	—	—
2008	—	—	—	—	—	—
Janus Aspen Perkins Mid Cap Value Service Class (formerly Janus Aspen Mid Cap Value Portfolio Service Class)(6)
2009	14,049	$9.77	$137,231	—	0.33%	32.92%
2008	—	—	—	—	—	—
Janus Aspen Worldwide Portfolio Service Class (formerly Janus Aspen Worldwide Growth Portfolio Service Class)(4)(6)
2009	—	—	—	—	—	—
2008	—	—	—	—	—	—
MFS Growth Series Initial Class
2009	123,379	$6.56	$809,279	—	0.31%	37.68%
2008	119,039	4.76	567,142	—	0.25%	-37.42%
2007	148,869	7.61	1,133,311	—	0.00%	21.17%
2006	172,964	6.28	1,086,669	—	0.00%	7.89%
2005	176,093	5.82	1,025,390	—	0.00%	9.19%

B-56

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
PARK AVENUE MILLENNIUM SERIES
MFS Investors Trust Series Initial Class
2009	22,140	$10.04	$222,248	—	1.64%	26.90%
2008	26,468	7.91	209,376	—	0.86%	-33.08%
2007	28,640	11.82	338,542	—	0.80%	10.31%
2006	33,958	10.72	363,915	—	0.50%	12.99%
2005	34,896	9.48	330,959	—	0.50%	7.31%
MFS New Discovery Series Initial Class
2009	61,771	$10.45	$645,811	—	0.00%	63.18%
2008	70,323	6.41	450,550	—	0.00%	-39.33%
2007	73,231	10.56	773,320	—	0.00%	2.52%
2006	79,858	10.30	822,594	—	0.00%	13.22%
2005	77,444	9.10	704,605	—	0.00%	5.25%
MFS Research Series Initial Class
2009	15,677	$8.54	$133,896	—	1.41%	30.54%
2008	18,040	6.54	118,026	—	0.51%	-36.09%
2007	16,396	10.24	167,839	—	0.69%	13.20%
2006	16,229	9.04	146,756	—	0.50%	10.48%
2005	15,981	8.18	130,804	—	0.46%	7.80%
MFS Total Return Series Initial Class
2009	155,252	$15.10	$2,344,174	—	3.65%	18.03%
2008	168,778	12.79	2,159,138	—	3.11%	-22.13%
2007	176,109	16.43	2,893,245	—	2.52%	4.21%
2006	188,321	15.76	2,968,733	—	2.26%	11.89%
2005	177,864	14.09	2,505,842	—	2.00%	2.82%
MFS Growth Series Service Class(6)
2009	5,485	$9.36	$51,337	—	0.00%	37.33%
2008	—	—	—	—	—	—
MFS Strategic Income Series Service Class(6)
2009	6,936	$10.97	$76,100	—	0.00%	23.88%
2008	—	—	—	—	—	—
MFS Research Series Service Class(6)
2009	14,037	$9.19	$128,949	—	0.00%	30.20%
2008	—	—	—	—	—	—
MFS Total Return Series Service Class(6)
2009	71,982	$9.76	$702,249	—	0.00%	17.72%
2008	—	—	—	—	—	—
PIMCO Real Return Portfolio Advisor Class(4)(7)
2009	—	—	—	—	—	—
PIMCO Total Return Portfolio Advisor Class(7)
2009	19,305	$10.23	$197,578	—	0.52%	2.35%
Van Kampen Life Investment Trust Growth & Income Class II(6)
2009	47,538	$9.50	$451,634	—	5.06%	24.11%
2008	—	—	—	—	—	—

B-57

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
FLEXIBLE SOLUTIONS SERIES(5)
RS Large Cap Alpha VIP Series Class I (formerly RS Core Equity VIP Series Class I)
2009	102,569	$7.86	$806,319	—	0.19%	25.09%
2008	60,492	6.28	380,148	—	1.27%	-29.62%
2007	36,061	8.93	322,007	—	0.95%	15.19%
2006	1,169	7.75	9,060	—	1.91%	17.26%
2005	88	6.61	580	—	1.18%	3.10%
RS S&P 500 Index VIP Series Class I
2009	32,129	$8.81	$283,131	—	1.94%	26.25%
2008	48,607	6.98	339,281	—	2.26%	-37.16%
2007	27,117	11.11	301,191	—	1.74%	5.22%
2006	6,411	10.56	67,674	—	1.65%	15.46%
2005	18	9.14	165	—	1.61%	2.11%
RS Asset Allocation VIP Series Class I(8)
2009	—	$—	$—	—	—	—
2008	457	7.95	3,633	—	1.95%	-37.27%
2007	441	12.68	5,590	—	2.00%	5.23%
2006	420	12.05	5,055	—	4.06%	13.37%
2005	—	—	—	—	—	—
RS High Yield Bond VIP Series Class I
2009	11,085	$15.95	$176,754	—	10.06%	38.10%
2008	1,892	11.55	21,844	—	7.67%	-20.83%
2007	680	14.58	9,916	—	7.04%	1.19%
2006	91	14.41	1,305	—	8.68%	9.17%
2005	13	13.20	166	—	5.00%	1.48%
RS Low Duration Bond VIP Series Class I
2009	24,427	$12.36	$301,849	—	4.96%	6.38%
2008	2,360	11.62	27,418	—	5.74%	3.56%
2007	496	11.22	5,558	—	4.55%	5.48%
2006	55	10.63	583	—	3.95%	4.07%
2005	—	—	—	—	—	—
RS Large Cap Value VIP Series Class I(8)
2009	—	$—	$—	—	—	—
2008	3,250	8.79	28,581	—	2.25%	-40.26%
2007	2,036	14.72	29,971	—	1.98%	0.36%
2006	597	14.67	8,765	—	1.34%	18.29%
2005	33	12.40	414	—	1.39%	4.05%
RS Partners VIP Series Class I
2009	44,172	$11.91	$526,214	—	0.00%	39.66%
2008	8,627	8.53	73,591	—	0.00%	-34.00%
2007	4,153	12.92	53,673	—	0.00%	-2.03%
2006	622	13.19	8,205	—	0.24%	9.35%
2005	—	—	—	—	—	—
RS Investment Quality Bond VIP Series Class I
2009	66,633	$17.53	$1,167,779	—	4.42%	11.20%
2008	43,115	15.76	679,514	—	5.23%	0.47%
2007	13,065	15.69	204,954	—	5.42%	6.22%
2006	14,151	14.77	208,975	—	4.62%	4.19%
2005	12	14.17	166	—	4.06%	0.73%
RS Money Market VIP Series Class I
2009	87,170	$12.63	$1,101,104	—	0.06%	0.06%
2008	25,673	12.62	324,114	—	1.93%	2.06%
2007	2,798	12.37	34,612	—	4.63%	4.70%
2006	1,205	11.81	14,237	—	4.43%	4.53%
2005	—	—	—	—	—	—

B-58

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
FLEXIBLE SOLUTIONS SERIES(5)
Gabelli Capital Asset Fund
2009	10,311	$15.11	$155,792	—	0.84%	34.70%
2008	5,843	11.22	65,540	—	0.82%	-40.43%
2007	3,030	18.83	57,051	—	0.48%	9.13%
2006	725	17.25	12,511	—	0.30%	21.93%
2005	—	—	—	—	—	—
RS International Growth VIP Series Class I
2009	71,330	$11.03	$786,560	—	2.27%	38.98%
2008	31,352	7.93	248,750	—	1.92%	-43.28%
2007	26,760	13.99	374,338	—	3.80%	15.02%
2006	14,721	12.16	179,044	—	1.12%	23.43%
2005	—	—	—	—	—	—
RS Emerging Markets VIP Series Class I
2009	29,271	$33.95	$993,820	—	3.83%	96.37%
2008	19,716	17.29	340,899	—	0.26%	-56.65%
2007	18,649	39.88	743,761	—	2.11%	45.40%
2006	12,451	27.43	341,526	—	0.69%	36.19%
2005	99	20.14	2,002	—	1.07%	8.62%
RS Small Cap Growth Equity VIP Series Class I (formerly RS Small Cap Core Equity VIP Series Class I)
2009	33,711	$12.76	$430,206	—	0.00%	37.15%
2008	29,621	9.30	275,614	—	0.48%	-35.18%
2007	24,395	14.36	350,194	—	0.87%	5.13%
2006	8,143	13.65	111,201	—	0.00%	17.17%
2005	178	11.65	2,075	—	0.25%	-1.46%
Value Line Centurion Fund
2009	66	$5.63	$372	—	0.00%	11.09%
2008	57	5.06	290	—	0.00%	-49.27%
2007	37	9.98	366	—	0.00%	20.72%
2006	11	8.27	97	—	0.00%	3.85%
2005	—	—	—	—	—	—
Value Line Strategic Asset Management Trust
2009	14,232	$11.18	$159,164	—	1.13%	21.16%
2008	8,524	9.23	78,677	—	1.50%	-29.39%
2007	2,655	13.07	34,696	—	0.96%	15.28%
2006	1,908	11.34	21,636	—	0.94%	6.85%
2005	—	—	—	—	—	—
AIM V.I. Capital Appreciation Fund Series I
2009	4,206	$5.93	$24,933	—	0.63%	21.08%
2008	7,427	4.90	36,363	—	0.00%	-42.49%
2007	8,121	8.51	69,139	—	0.00%	12.01%
2006	8,827	7.60	67,094	—	0.06%	6.30%
2005	—	—	—	—	—	—
AIM V.I. Utilities Fund Series I
2009	9,726	$10.00	$97,244	—	5.08%	14.93%
2008	6,060	8.70	52,715	—	2.76%	-32.35%
2007	1,557	12.86	20,018	—	2.10%	20.64%
2006	260	10.66	2,777	—	3.58%	25.46%
2005	—	—	—	—	—	—

B-59

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
FLEXIBLE SOLUTIONS SERIES(5)
AIM V.I. Core Equity Fund Series I
2009	3,193	$8.02	$25,594	—	1.93%	28.30%
2008	1,908	6.25	11,923	—	2.02%	-30.14%
2007	1,539	8.94	13,764	—	1.03%	8.12%
2006	794	8.27	6,568	—	1.60%	15.24%
2005	—	—	—	—	—	—
AllianceBernstein VPS Value Portfolio Class B
2009	1,049	$10.79	$11,313	—	3.00%	21.04%
2008	1,286	8.91	11,459	—	2.11%	-41.01%
2007	1,327	15.11	20,041	—	1.22%	-4.16%
2006	617	15.76	9,734	—	0.90%	21.03%
2005	—	—	—	—	—	—
AllianceBernstein VPS Growth & Income Portfolio Class B
2009	1,717	$10.31	$17,707	—	3.65%	20.35%
2008	985	8.57	8,437	—	1.70%	-40.69%
2007	2,736	14.45	39,530	—	1.19%	4.86%
2006	2,368	13.78	32,628	—	1.16%	16.98%
2005	28	11.78	327	—	1.11%	3.22%
AllianceBernstein VPS Large Cap Growth Portfolio Class B
2009	5,232	$11.30	$59,115	—	0.00%	37.10%
2008	4,302	8.24	35,449	—	0.00%	-39.82%
2007	6,404	13.69	87,686	—	0.00%	13.61%
2006	2,510	12.05	30,254	—	0.00%	-0.64%
2005	—	—	—	—	—	—
AllianceBernstein VPS Global Thematic Growth Portfolio Class B (formerly AllianceBernstein Global Technology Portfolio Class B)
2009	1,074	$11.20	$12,029	—	0.00%	53.14%
2008	401	7.31	2,935	—	0.00%	-47.46%
2007	155	13.92	2,162	—	0.00%	19.89%
2006	21	11.61	240	—	0.00%	8.38%
2005	—	—	—	—	—	—
BlackRock Global Allocation V.I. Fund Class III(7)
2009	—	—	—	—	—	—
Davis Financial Portfolio
2009	2,372	$11.73	$27,811	—	0.85%	41.18%
2008	1,607	8.31	13,348	—	0.00%	-46.36%
2007	617	15.48	9,548	—	1.09%	-6.05%
2006	314	16.48	5,166	—	0.60%	18.50%
2005	—	—	—	—	—	—
Davis Real Estate Portfolio
2009	10,137	$20.01	$202,810	—	2.81%	31.73%
2008	9,146	15.19	138,916	—	2.34%	-46.91%
2007	9,747	28.61	278,864	—	3.74%	-15.48%
2006	7,507	33.85	254,126	—	3.33%	34.37%
2005	38	25.19	957	—	3.28%	2.71%
Davis Value Portfolio
2009	9,646	$11.29	$108,884	—	0.87%	31.16%
2008	13,129	8.61	112,991	—	1.10%	-40.32%
2007	7,158	14.42	103,224	—	1.21%	4.64%
2006	1,933	13.78	26,637	—	0.81%	15.00%
2005	27	11.98	326	—	1.16%	4.06%

B-60

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
FLEXIBLE SOLUTIONS SERIES (5)
Fidelity VIP Contrafund Portfolio Service Class 2
2009	102,978	$12.98	$1,336,300	—	1.25%	35.47%
2008	63,621	9.58	609,429	—	0.85%	-42.69%
2007	41,076	16.71	686,556	—	0.80%	17.30%
2006	17,540	14.25	249,929	—	1.01%	11.43%
2005	138	12.79	1,768	—	0.11%	3.58%
Fidelity VIP Equity-Income Portfolio Service Class 2
2009	19,521	$11.58	$225,996	—	2.26%	29.88%
2008	5,618	8.91	50,077	—	2.52%	-42.81%
2007	3,971	15.59	61,894	—	1.61%	1.27%
2006	2,797	15.39	43,052	—	2.94%	19.93%
2005	—	—	—	—	—	—
Fidelity VIP Growth Opportunities Portfolio Service Class 2
2009	8,069	$7.22	$58,237	—	0.26%	45.46%
2008	5,504	4.96	27,311	—	0.14%	-55.14%
2007	2,569	11.06	28,416	—	0.00%	22.91%
2006	356	9.00	3,204	—	0.43%	5.12%
2005	—	—	—	—	—	—
Fidelity VIP Mid Cap Portfolio Service Class 2
2009	41,867	$21.28	$891,114	—	0.50%	39.75%
2008	19,401	15.23	295,486	—	0.24%	-39.61%
2007	13,650	25.22	344,226	—	0.49%	15.34%
2006	4,595	21.86	100,450	—	0.17%	12.40%
2005	50	19.45	966	—	0.00%	3.65%
Janus Aspen Enterprise Portfolio Institutional Shares (formerly Janus Aspen Mid Cap Growth Portfolio Institutional Shares)
2009	7,098	$6.06	$43,015	—	0.00%	44.83%
2008	7,481	4.18	31,303	—	0.25%	-43.72%
2007	9,136	7.44	67,933	—	0.22%	22.04%
2006	5,625	6.09	34,271	—	0.00%	13.61%
2005	62	5.36	331	—	0.00%	3.35%
Janus Aspen Forty Portfolio Institutional Shares
2009	2,956	$10.86	$32,109	—	0.04%	46.33%
2008	2,165	7.42	16,071	—	0.14%	-44.15%
2007	1,008	13.29	13,403	—	0.36%	36.99%
2006	674	9.70	6,536	—	0.36%	9.35%
2005	—	—	—	—	—	—
Janus Aspen Portfolio Institutional Shares (formerly Janus Aspen Large Cap Growth Portfolio Institutional Shares)
2009	7,786	$6.88	$53,598	—	0.53%	36.35%
2008	10,453	5.05	52,777	—	0.75%	-39.72%
2007	6,168	8.38	51,658	—	0.73%	15.09%
2006	2,188	7.28	15,924	—	0.50%	11.38%
2005	—	—	—	—	—	—

B-61

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
FLEXIBLE SOLUTIONS SERIES(5)
Janus Aspen Worldwide Portfolio Institutional Shares (formerly Janus Aspen Worldwide Growth Portfolio Institutional Shares)
2009	17,343	$6.42	$111,305	—	1.43%	37.70%
2008	16,187	4.66	75,443	—	1.23%	-44.66%
2007	6,672	8.42	56,193	—	0.76%	9.63%
2006	2,768	7.68	21,261	—	1.77%	18.20%
2005	51	6.50	330	—	1.37%	3.69%
MFS Growth Series Initial Class
2009	3,067	$6.56	$20,118	—	0.31%	37.68%
2008	2,694	4.76	12,833	—	0.25%	-37.42%
2007	1,432	7.61	10,901	—	0.00%	21.17%
2006	320	6.28	2,010	—	0.00%	7.89%
2005	—	—	—	—	—	—
MFS Investors Trust Series Initial Class
2009	1,037	$10.04	$10,407	—	1.64%	26.90%
2008	25	7.91	195	—	0.86%	-33.08%
2007	16	11.82	186	—	0.80%	10.31%
2006	8	10.72	87	—	0.50%	12.99%
2005	—	—	—	—	—	—
MFS New Discovery Series Initial Class
2009	19,787	$10.45	$206,876	—	0.00%	63.18%
2008	16,956	6.41	108,631	—	0.00%	-39.33%
2007	13,112	10.56	138,466	—	0.00%	2.52%
2006	4,856	10.30	50,017	—	0.00%	13.22%
2005	105	9.10	956	—	0.00%	3.10%
MFS Research Series Initial Class
2009	191	$8.54	$1,634	—	1.41%	30.54%
2008	31	6.54	206	—	0.51%	-36.09%
2007	206	10.24	2,114	—	0.69%	13.20%
2006	90	9.04	813	—	0.50%	10.48%
2005	—	—	—	—	—	—
MFS Total Return Series Initial Class
2009	38,377	$15.10	$579,468	—	3.65%	18.03%
2008	31,710	12.79	405,656	—	3.11%	-22.13%
2007	20,259	16.43	332,837	—	2.52%	4.21%
2006	5,417	15.76	85,395	—	2.26%	11.89%
2005	102	14.09	1,437	—	2.00%	0.83%

(1)

These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests. The investment income ratio is annualized in the initial year in which units of a product were purchased. For 2009, 2008, 2007, 2006 and 2005, average net assets are based on the net assets calculated on January 1 and each of the twelve month-ends within the year.

B-62

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

(3)

Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment divisions with a date notation indicate the effective date of that investment division in the variable account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period.

(4)	No contracts with this rider investing in this investment division.
(5)	Portfolio commenced operations on September 30, 2005 for Flexible Solutions Series and September 2, 2008 for Flexible Solutions — Gold Series.
(6)	Portfolio commenced operations on September 2, 2008.
(7)	Portfolio commenced operations on September 14, 2009.
(8)	Refer to Note 4.

B-63

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Directors of The Guardian Insurance & Annuity Company, Inc. and the Contract Owners of The Guardian Separate Account N:

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the investment options of The Guardian Separate Account N at December 31, 2009 listed in Note 1, and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as “financial statements”) are the responsibility of The Guardian Insurance & Annuity Company, Inc. management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the underlying funds owned at December 31, 2009 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

March 11, 2010

B-64

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

AND SUBSIDIARIES

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

CONSOLIDATED BALANCE SHEETS

	As of December 31,
	2009	2008
	(In millions)
Assets:
Bonds, available for sale, at fair value (amortized cost $1,777 million; $1,719 million, respectively)	$1,840	$1,610
Affiliated mutual funds, available for sale, at fair value (cost $24 million; $1 million, respectively)	20	1
Trading securities, at fair value (cost $3 million; $20 million, respectively)	3	20
Preferred stock, available for sale, at fair value (amortized cost $5 million; $7 million, respectively)	5	5
Policy loans	99	101
Cash and cash equivalents	114	182
Other invested assets	2	2

Total invested assets	2,083	1,921

Deferred policy acquisition costs	293	349
Investment income due and accrued	28	28
Reinsurance recoverable and other assets	139	300
Accounts receivable	16	12
Current income tax receivable	—	14
Separate account assets	6,992	5,386

Total assets	$9,551	$8,010

Liabilities:
Future policy benefits and other policyholder liabilities	$1,881	$2,036
Due to Guardian Life Insurance Company of America and its affiliates	20	20
Current income tax payable	8	—
Deferred income tax liability	58	9
Accrued expenses and other liabilities	147	209
Separate account liabilities	6,992	5,386

Total liabilities	9,106	7,660

Stockholder’s equity:
Common stock, $125 par value, 20,000 shares authorized, issued and outstanding	2	2
Additional paid-in capital	195	195
Retained earnings	224	195
Accumulated other comprehensive income (loss), net of deferred taxes	24	(45)

Total stockholder’s equity before noncontrolling interest	445	347
Noncontrolling interest	—	3

Total stockholder’s equity	445	350

Total liabilities and stockholder’s equity	$9,551	$8,010

See notes to consolidated financial statements.

B-65

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

	For the Years Ended December 31,
	2009	2008	2007
	(In millions)
Revenues:
Net investment income	$98	$102	$110
Net realized gains (losses) on investments	20	(44)	6
Administrative service fees	211	224	255
Reserve adjustment on reinsurance ceded and other	(18)	(18)	(17)

Total revenues	311	264	354

Benefits and expenses:
Policyholder benefits	72	91	90
Amortization of deferred policy acquisition costs	75	119	70
Other operating costs and expenses	126	200	182

Total benefits and expenses	273	410	342

Income (loss) before income taxes and noncontrolling interest	38	(146)	12

Income taxes:
Current (benefit) expense	(2)	(28)	3
Deferred expense (benefit)	11	(23)	(5)

Total income tax expense (benefit)	9	(51)	(2)

Income (loss) before noncontrolling interest	29	(95)	14

Noncontrolling interest, net of taxes	—	1	—

Net income (loss) available to the Company	29	(94)	14

Other comprehensive income (loss), net of tax:
Change in unrealized investment gains (losses), net of deferred taxes	69	(43)	1

Comprehensive income (loss)	$98	$(137)	$15

See notes to consolidated financial statements.

B-66

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY

	Common Stock	Paid in Capital	Retained Earnings	Acumulated Other Comprehensive Income (Loss)	Total Stockholder’s Equity before Non- controlling Interest	Non- controlling Interest	Total Stockholder’s Equity
	(In millions)

Balance, December 31, 2006	$2	$173	$282	$(9)	$448	$—	$448
Comprehensive income:
Net income	—	—	14	—	14	—	14
Prior period and change in unrealized investment gains (losses) on available-for-sale securities (See Note 2)	—	—	(7)	7	—	—	—
Change in noncontrolling interest ownership	—	—	—	—	—	3	3

Balance, December 31, 2007	$2	$173	$289	$(2)	$462	$3	$465
Comprehensive income:
Capital contribution	—	22	—	—	22	—	22
Net loss	—	—	(94)	—	(94)	(1)	(95)
Change in unrealized investment (losses) gains, net of deferred taxes	—	—	—	(43)	(43)	—	(43)
Change in noncontrolling interest ownership	—	—	—	—	—	1	1

Balance, December 31, 2008	$2	$195	$195	$(45)	$347	$3	$350
Comprehensive income:
Net income	—	—	29	—	29	—	29
Change in unrealized investment gains (losses), net of deferred taxes	—	—	—	69	69	—	69
Change in noncontrolling interest ownership	—	—	—	—	—	(3)	(3)

Balance, December 31, 2009	$2	$195	$224	$24	$445	$—	$445

See notes to consolidated financial statements.

B-67

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
	2009	2008	2007
	(In millions)
Operating activities:
Net income (loss)	$29	$(94)	$14
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Amortization of premium and accretion of discount	7	8	9
Net realized (gains) losses on investments	(52)	58	(5)
Provision for deferred federal income taxes	11	(23)	(6)
Changes in
Trading securities	18	(12)	(16)
Deferred policy acquisition costs	(27)	50	(15)
Investment income due and accrued	—	—	5
Reinsurance recoverable and other	8	(76)	23
Current income taxes liability (receivable), net	22	(6)	(11)
Accounts receivable	(4)	2	3
Future policy benefits and other policyholder liabilities	121	67	(161)
Due to Guardian Life Insurance Company of America and its affiliates	—	1	1
Accrued expenses and other liabilities	(62)	84	(9)

Net cash provided by (used in) operating activities	71	59	(168)

Investment activities:
Proceeds from investments sold or matured
Bonds	446	428	753
Affiliated mutual funds	—	—	14
Preferred stocks	—	—	1
Investments purchased
Bonds	(514)	(459)	(556)
Affiliated mutual funds	(9)	—	(4)
Transferred (to) from affiliated mutual funds (from) to trading securities	(7)	11	—
Change in policy loans, net	2	(5)	(5)

Net cash (used in) provided by investing activities	(82)	(25)	203

Financing activities:
Additions to policyholder contract deposits	167	117	133
Withdrawals from policyholder contract deposits	(224)	(210)	(329)
Additional paid in capital	—	22	—

Net cash used in financing activities	(57)	(71)	(196)

Net decrease in cash and cash equivalents	(68)	(37)	(161)

Cash and cash equivalents, at beginning of year	182	219	380

Cash and cash equivalents, at end of year	$114	$182	$219

Supplemental disclosure:
Federal income taxes (recovered) paid	$(29)	$(26)	$1

See notes to consolidated financial statements.

B-68

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  ORGANIZATION

The Guardian Insurance & Annuity Company, Inc. (“GIAC” or the “Company”) is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“The Guardian”). The Company, domiciled in the state of Delaware, is licensed to conduct life and health insurance business in all fifty states and the District of Columbia. The Company’s primary business is the sale of variable deferred annuity contracts and variable life insurance policies. For variable products, contracts are sold by insurance agents who are licensed by GIAC and are either Registered Representatives of Park Avenue Securities LLC (“PAS”) or other broker dealer firms that have entered into sales agreements with GIAC. The Company’s general agency distribution system is used for the sale of other products and policies.

PAS, a wholly owned subsidiary of the Company, is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”) and Securities Investor Protection Corporation. PAS is also a registered investment advisor under the Investment Advisers Act of 1940 and was established as a broker dealer during 1999 and has assumed the registered representatives formerly affiliated with Guardian Investor Services LLC (“GIS”), a wholly owned subsidiary of The Guardian.

GIS is a registered broker-dealer under the Securities Exchange Act of 1934, a member of FINRA, and a registered investment adviser under the Investment Adviser Act of 1940. GIS operates as the distributor and underwriter for GIAC’s variable products. RS Investment Management Co. LLC (“RS Investments”), a subsidiary of GIS, serves as the investment adviser on the RS Mutual Fund Family. GIS serves as a sub adviser to the fixed income, asset allocation and index funds and is the sole distributor of the RS funds.

The Company, in agreement with Baillie Gifford Overseas Ltd., has an equity ownership interest in a company—Guardian Baillie Gifford Ltd. (“GBG”)—that is organized as a corporation in Scotland. GBG is registered in both the United Kingdom and the United States to act as an investment sub adviser for the RS International Growth VIP Series (“RSIGS”), the RS Emerging Markets VIP Series (“RSEMS”), RS International Growth Fund (“RSIGF”) and RS Emerging Markets Fund (“RSEMF”). GBG serves as the sole investment sub adviser to these funds. These funds are offered in the U.S. as investment options under certain variable annuity contracts and variable life policies sold by the Company.

The Company had established nineteen insurance separate accounts, of which two were dissolved during 2009, whose sole purpose was to fund certain employee benefit plans of The Guardian (see Note 10). As of December 31, 2009, the Company has established seventeen insurance separate accounts primarily to support the variable annuity and life insurance products. The majority of the separate accounts are unit investment trusts registered under the Investment Company Act of 1940. Proceeds from the sale of variable products are invested through these separate accounts in certain mutual funds specified by the contractholders.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying consolidated financial statements include the accounts of GIAC and its wholly-owned subsidiaries and those mutual funds in which the Company holds a controlling financial interest. These consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Some of the key estimates are in the development of policy reserves and deferred policy acquisition costs, including mortality, morbidity, lapse, expense and investment experience. Actual future results could differ from these assumptions and estimates. The Company regularly invests in mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing

B-69

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience underlying mortgage loans. Actual prepayment timing could differ from original estimates resulting in adjustments to asset values and amortization or accretion recorded in future periods.

Investments

Bonds, affiliated mutual funds and preferred stocks are classified as “available for sale” and are carried at estimated fair value. Changes in unrealized gains and losses on investments, net of income tax are included in a separate component of equity, “Accumulated other comprehensive income (loss).” The investment portfolio is reviewed for investments that may have experienced a decline in value considered to be other-than-temporary. The Company considers several factors in determining if an other-than-temporary decline exists: duration and extent to which the value of the security has been less than cost; financial condition of the issuer; the near term prospects for recovery of the market value of a security; and if management has the intent to sell the security or would be required to sell the security before it recovers its cost basis. Impairments that are considered other-than-temporary are included in “Net realized gains (losses) on investments” in the Consolidated Statements of Income and Comprehensive Income.

Trading securities are primarily investments in affiliated mutual funds; these include consolidated mutual funds where the Company has a controlling financial interest (greater than 50%) and equity method mutual funds where the Company has at least 20% ownership. Trading securities are carried at fair value. Changes in fair value of these securities are reported in “Net realized gains (losses) on investments” in the Consolidated Statements of Income and Comprehensive Income.

Derivative financial instruments are entered into in the normal course of business to reduce the Company’s exposure to fluctuations in foreign currency exchange rates and market volatility. These hedging strategies include the use of futures. Derivative positions are carried at fair value, principally by obtaining quoted market prices. Changes in fair value are reported in “Net realized gains (losses) on investments” in the Consolidated Statements of Income and Comprehensive Income.

Policy loans are stated at unpaid principal balance. The carrying amount approximates fair value since loans on policies have no defined maturity date and reduce the amount payable at death or at surrender of the contract.

Cash and cash equivalents include cash on hand and investments having maturities of three months or less at time of purchase that are stated at amortized cost, which approximates fair value.

Other invested assets consist of the Company’s investment in GBG, which is accounted for under the equity method.

Net realized gains (losses) on investments

Gains and (losses) on investments are computed using the specific identification method. “Net realized gains (losses) on investments” in the Consolidated Statements of Income and Comprehensive Income include impairments considered other-than-temporary and changes in fair value of trading securities and derivatives.

Deferred policy acquisition costs

The Company follows GAAP accounting guidance for insurance enterprises for deferred acquisition costs in connection with modifications or exchanges of insurance contracts, which provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts.

Costs associated primarily with and that vary with the acquisition of new insurance business are deferred to the extent such costs are deemed recoverable from future profits, and are recorded as deferred policy acquisition costs. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issuance and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs for certain products are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss)”.

B-70

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

For variable life and annuity investment-type products, deferred policy acquisition costs are amortized over twenty-five years, which is a reasonable estimate of the life of the contract. Using a reversion to the mean approach for market returns, gross profits arise principally from investment results, mortality and expense margins and surrender charges as well as expenses and benefit claims based on both actual results and anticipated future experience. The average long term rate of assumed gross investment yield used in estimating expected gross profit was 8% at December 31, 2009 and 2008. The effect on the amortization of deferred policy acquisition costs of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised (see Note 5).

For fixed premium life insurance products, deferred policy acquisition costs are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods are for the estimated life of the policy.

Reinsurance recoverable and other assets

Reinsurance recoverable and other assets consist primarily of amount due from reinsurers, deferred, uncollected and unpaid premiums, receivables for service fees and asset derivative.

Accounts receivable

Accounts receivable consist primarily of fees receivable by the general account from separate accounts.

Separate account assets and liabilities

Assets and liabilities of the separate accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders and for which the Company does not bear the investment risk. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain separate account products. The investment results of separate accounts accrue to the policyholders and are not included in the Consolidated Statements of Income and Comprehensive Income. Mortality, policy administration and surrender charges on the accounts are included in “Administrative service fees” in the Consolidated Statements of Income and Comprehensive Income.

Future policy benefits and other policyholder liabilities

The methods and assumptions used to establish the Company’s reserve for future policy benefits and other policyholder liabilities are disclosed in Note 6, “Policyholders’ Liabilities.”

Accrued expenses and other liabilities

Accrued expenses and other liabilities consist primarily of unearned revenue reserve, reinsurance payables, outstanding checks, contingent tax liability, payables to custodians, and commissions payable.

Noncontrolling Interest

Noncontrolling interest represents the share of income belonging to noncontrolling owners in the consolidated mutual funds of the Company. Noncontrolling interest income (expense), net of tax, was $1 million and ($0.1) million for years ended December 31, 2008 and 2007, respectively, in the Consolidated Statements of income and Comprehensive Income. Noncontrolling interest equity was $3 million at December 31, 2008. There were no such balances in 2009 (see Note 10).

Insurance revenue and expense recognition

Insurance revenue and expenses consist of premiums and benefits. Premiums for term life and certain annuity insurance products are recognized as revenue when due and collected. The reserve for future policy benefits has been provided on a net-level premium method based upon estimated investment yields, mortality, and other assumptions which were appropriate at the time the policies were issued. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

B-71

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Revenues for variable life and for individual and group variable annuity products consist of net investment income, cost of insurance and policy administration and surrender charges that have been earned and assessed against policyholder account balances during the period. Policy benefits and claims that are charged to expense include benefits and claims incurred in the period in excess of related policy account balances, maintenance costs and interest credited to policyholder account balances. The policyholder account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

Certain annuity contracts, such as those including provisions for guaranteed minimum death benefits, provide the holder a guarantee that the benefit received upon death will be no less than a minimum prescribed amount that is based upon net deposits to the contract, or the highest historical account value on a contract anniversary. The Company has additional annuity contracts that provide the holder guaranteed living benefits that allow the holder to exercise the larger guarantee base when it is beneficial. The Company bears the risk that protracted under-performance of the financial markets could result in guaranteed minimum death or withdrawal benefits being higher than accumulated policyholder account balances. The determination of this liability is based on models which involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender rate and mortality experience.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance receivables and the cost of reinsurance are recognized over the life of the reinsured policies, using assumptions consistent with those used to account for the underlying policies.

Income taxes

Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred Federal income tax assets and liabilities are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared. Deferred income tax assets and liabilities are recognized for the future tax consequence of temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities.

The Company follows GAAP accounting guidance related to accounting for uncertainty in income taxes, which prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. GAAP also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures.

The Company and PAS are included in The Guardian’s consolidated federal income tax return which includes certain of its domestic insurance and non-insurance subsidiaries. The Internal Revenue Code (the “Code”) limits the amount of non-life insurance losses that may offset the life insurance company taxable income. The consolidated income tax liability is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that each member of the group is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable in the consolidated group. Intercompany tax balances are settled quarterly on an estimated tax basis with a final settlement within 30 days of filing of the consolidated return.

Statutory accounting

Insurance companies domiciled in Delaware are required to prepare statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures manual (“NAIC Codification Accounting Practices”).

B-72

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Financial statements prepared in accordance with GAAP vary from financial statements prepared on statutory basis (“STAT”) primarily because on a statutory basis: 1) costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred; 2) life insurance and annuity reserves are based on statutory mortality and interest requirements, without consideration of withdrawals and company experience; 3) life insurance enterprises are required to establish a formula-based asset valuation reserve (“AVR”) by a direct charge to surplus to offset potential investment losses; 4) realized gains and losses resulting from changes in interest rates on fixed income investments are deferred in the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold; 5) bonds are carried principally at amortized cost; 6) certain reinsurance transactions are accounted for as reinsurance for statutory purposes and as either financing transactions or as derivatives under GAAP, and assets and liabilities are reported net of reinsurance for statutory purposes and gross of reinsurance for GAAP; 7) certain “non-admitted assets” (uncollected premiums and advances to agent balances) must be excluded under statutory reporting through a charge to surplus, 8) investments in subsidiaries of the Company’s wholly-owned subsidiaries and majority owned subsidiaries are accounted for using the equity method, where earnings of such subsidiaries are recognized in surplus; only when dividends are distributed is income recognized; 9) annuity and certain insurance premiums are recognized as premium income and 10) changes in deferred tax assets and liabilities, except those allocated to changes in unrealized gains and losses, are recognized as a separate component of surplus. Deferred tax assets not meeting certain criteria are non-admitted and 11) investments in affiliated mutual funds where the Company has a controlling financial interest, are accounted for using the equity method for statutory purposes and are consolidated under GAAP. The effect on the financial statements of the Company from the differences between GAAP and STAT are material to the Company and are disclosed in Note 9.

Recent Accounting Pronouncements

Codification

In June 2009, the Financial Accounting Standards Board (the “FASB”) released FASB Accounting Standards CodificationTM (“Codification”). All existing accounting standard documents were superceded and Codification became the sole source of authoritative non-governmental GAAP. Codification does not change existing GAAP guidance but instead provides a consistent organizational structure to simplify user access to its contents. Hereafter, the FASB will not issue new authoritative standards in the form of statements, FASB Staff Position (FSPs) or Emerging Issues Task Force (EITF) abstracts, but will update the Codification. Codification did not result in any change in the Company’s significant accounting policies.

Accounting for Transfers of Financial Assets

In June 2009, the FASB issued updated guidance related to the accounting for transfers of financial assets. This updated guidance revises current guidance on transfers of financial assets by eliminating the qualifying special-purpose entity concept, providing certain conditions that must be met to qualify for sale accounting, changing the amount of gain or loss recognized on certain transfers and requiring additional disclosures. This updated guidance is effective as of the beginning of the first fiscal year that begins after November 15, 2009 and will be adopted by the Company in 2010. The Company is currently assessing the impact of this updated guidance on the Company’s consolidated financial statements.

Amendments to Consolidation Guidance for Variable Interest Entities

In June 2009, the FASB issued updated guidance which eliminates the exemption for qualifying special-purpose entities (“QSPEs”), as well as amends the consolidation guidance for variable interest entities (“VIEs”). This updated guidance removes the quantitative-based assessment for consolidation of VIEs and, instead, requires a qualitative assessment of whether an entity has the power to direct the VIE’s activities and, whether the entity has the obligation to absorb losses or the right to receive benefits that could be significant to the VIE. This updated guidance also requires an ongoing reassessment of whether an entity is the primary beneficiary of a VIE. This updated guidance is effective as of the beginning of the first fiscal year that begins after November 15, 2009 and will be adopted by the Company in 2010. The implementation of this guidance will not impact the Company’s consolidated financial statements.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Business Combinations

Effective January 1, 2009, the Company adopted new accounting guidance related to business combinations and accounting for assets acquired and liabilities assumed in a business combination that arise from contingencies. The new accounting guidance retains the fundamental requirements which require the acquisition method of accounting for business combination. The new accounting guidance broadens the scope and changes how the acquisition method is applied. Areas of significant change include acquisition costs, restructuring costs, contingencies, noncontrolling interest and definition of a business. In April 2009, the FASB issued new guidance related to the recognition and measurement of contingencies acquired in a business combination. The new accounting guidance clarifies that contingent assets acquired and liabilities assumed in a business combination are measured at the acquisition-date fair value only if fair value can be determined during the measurement period. If the fair value cannot be determined during the measurement period, but information is available at the end of the measurement period indicating the pre-acquisition contingency is both probable and can be reasonably estimated, then the pre-acquisition contingency is recognized at the acquisition date based on the estimated amount. The adoption of this new accounting guidance did not have an impact on the Company’s consolidated financial statement as there have been no acquisitions during 2009.

Equity Method Investment Accounting

Effective January 1, 2009, the Company adopted new accounting guidance related to equity method accounting including how an equity method investment should initially be measured, how it should be tested for impairment and how changes in classification from equity method to cost method should be treated. The adoption of this new accounting guidance did not have an impact on the Company’s consolidated financial statement.

Noncontrolling Interests in Consolidated Financial Statements

Effective January 1, 2009, the Company adopted new accounting guidance on noncontrolling interests in consolidated financial statements. This new accounting guidance establishes accounting and reporting standards for noncontrolling interest in a subsidiary and clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity should be reported as equity, separate from the parent’s equity, in the consolidated financial statements. In addition, consolidated net income should be adjusted to include the net income attributable to the noncontrolling interest. This new accounting guidance required retrospective adoption of the presentation and disclosure requirements for existing noncontrolling interests. Adoption did not have an impact on the Company’s consolidated financial statements.

Accounting for Transfers of Financial Assets and Repurchase Financing Transactions

Effective January 1, 2009, the Company adopted new accounting guidance related to accounting for transfers of financial assets and repurchase financing transactions. The new accounting guidance provides recognition and derecognition guidance for a repurchase financing transaction, which is a repurchase agreement that relates to a previously transferred financial asset between the same counterparties that is entered into contemporaneously with or in contemplation of, the initial transfer. The adoption of this new accounting guidance did not have an impact on the Company’s consolidated financial statements.

Disclosures about Derivative Instruments and Hedging Activities

Effective January 1, 2009, the Company adopted new accounting guidance related to disclosures about derivative instruments and hedging activities. The new accounting guidance required enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. See Note 3 and Note 4 for disclosures required by this new accounting guidance.

Subsequent Events

Effective December 31, 2009, the Company adopted new accounting guidance related to subsequent events which is effective for interim or fiscal periods ending after June 15, 2009 and shall be applied prospectively. The new accounting guidance establishes general standards of accounting for and disclosures of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. The adoption of this new accounting guidance did not have an impact on the Company’s financial statements.

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and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Recognition and Presentation of Other-Than-Temporary Impairments

During 2009, the Company adopted new accounting guidance related to the recognition and presentation of other-than-temporary impairments. The new accounting guidance amends existing guidance on other-than-temporary impairments for debt securities and requires the credit portion of other-than-temporary impairments be recorded in earnings and the noncredit portion of losses be recorded in other comprehensive income when the entity does not intend to sell the security and it is more likely than not that the entity will not be required to sell the security prior to recovery. This new accounting guidance requires presentation of both the credit and noncredit portions of other-than-temporary impairments on the financial statements and expanded disclosures. The adoption of this guidance did not have a material impact to the Company’s consolidated financial statements. See Note 3 for further information regarding the implementation of this accounting guidance.

Assessments

Most of the jurisdictions in which the Company is licensed to transact business require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets. The Company will recognize a liability and expense when assessments are levied or when it is reasonably probable that a liability has been incurred and it can be reasonably estimated.

Revisions

The Company identified the following revisions that warrant disclosure.

In 2009, to comply with newly issued accounting guidance, the Company correctly reflected noncontrolling interest, which had previously been reported as “Accrued expenses and other liabilities and Net realized gains (losses) on investments” in the Consolidated Balance Sheets and the Consolidated Statements of Income and Comprehensive Income. To conform prior years to the current year presentation, noncontrolling interest has been revised in the 2008 Consolidated Balance Sheets, Consolidated Statements of Income and Comprehensive Income, Consolidated Statements of Changes in Stockholder’s Equity, and Consolidated Statements of Cash Flows. Total revenues decreased by $2 million and deferred income tax benefit increased by $1 million in 2008. There was no effect on the total Company’s earnings and stockholder’s equity. There were no such reclasses for 2007.

In 2008, the Company correctly reflected certain fee income and related deferrals, which had previously been reported as “Premiums” and reductions to “Policyholder benefits” and “Other operating costs and expenses”, as “Administrative service fees” in the 2007 Consolidated Statements of Income and Comprehensive Income. To conform prior years to the current year presentation, such items have been revised in the 2007 consolidated Statements of Income and Comprehensive Income. Total revenues and expenses were each decreased by a net amount of $14 million in 2007. There was no effect on the Company’s earnings or stockholder’s equity. The revisions to the Company’s Consolidated Statements of Income and Comprehensive Income does not impact the Company’s previously reported Consolidated Balance Sheets, or Consolidated Statements of Changes in Stockholder’s Equity or Consolidated Statements of Cash Flows.

A correction in unrealized investment gains (losses) from prior periods related to available-for-sale securities was made in 2007, resulting in an adjustment to decrease Retained Earnings by $7 million and increase Accumulated Other Comprehensive Income (AOCI) by $7 million in the 2007 Consolidated Statements of Changes in Stockholder’s Equity. The revision had no effect on the Company’s total Stockholder’s Equity at December 31, 2007. There were no such adjustments for the years ended December 31, 2009 or 2008.

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and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

3.  INVESTMENTS AND DERIVATIVE INSTRUMENTS

Securities

The following tables provide additional information relating to the cost basis and estimated fair value of bonds, preferred stocks and affiliated mutual funds as of December 31:

	Amortized Cost/Cost	Gross Unrealized		Estimated Fair Value
December 31, 2009		Gains	(Losses)
	(In millions)
U.S. Government	$12	$—	$(1)	$11
Special Revenue	18	—	—	18
State Territories	7	—	—	7
Industrial and Miscellaneous	1,740	74	(10)	1,804

Total Bonds	$1,777	$74	$(11)	$1,840

Preferred Stocks	$5	$—	$—	$5

Affiliated Mutual Funds	$24	$—	$(4)	$20

Trading Securities	$3	$—	$—	$3

	Amortized Cost/Cost	Gross Unrealized		Estimated Fair Value
December 31, 2008		Gains	(Losses)
	(In millions)
U.S. Government	$4	$1	$—	$5
All other Government	7	—	—	7
Special Revenue	7	—	—	7
Public Utilities	230	1	(10)	221
Industrial and Miscellaneous	1,471	8	(109)	1,370

Total Bonds	$1,719	$10	$(119)	$1,610

Preferred Stocks	$7	$—	$(2)	$5

Affiliated Mutual Funds	$1	$—	$—	$1

Trading Securities	$20	$—	$—	$20

The amortized cost and estimated fair value of bonds at December 31, 2009 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations.

	Amortized Cost	Estimated Fair Value
	(In millions)
Due in one year or less	$171	$174
Due after one year through five years	1,330	1,386
Due after five years through ten years	111	114
Due after ten years	68	69
Sinking fund bonds, mortgage backed securities and asset backed securities	97	97

Total	$1,777	$1,840

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and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Proceeds from the sales and maturities of bonds amounted to $446 million, $428 million and $753 million for the years ended December 31, 2009, 2008 and 2007, respectively. Gross gains of $1 million, $1 million and $3 million and gross losses of $3 million, $16 million and $2 million were realized on sales and prepayments of bonds for the years ended December 31, 2009, 2008 and 2007, respectively.

In 2009, proceeds from sales and maturity of investment in affiliated mutual funds amounted to $8 million. Gross losses of $4 million were realized on sales of affiliated mutual funds in 2009. For the year ended December 31, 2008, there were no sales of affiliated mutual funds. In 2007, proceeds of affiliated mutual funds and gross gains realized on the sale amounted to $14 million and $6 million, respectively (see Note 10).

In 2009 or 2008, there were no sales of preferred stocks. In 2007, proceeds from sales of preferred stocks and gross gains realized on the sale amounted to $1 million and $0.2 million, respectively.

Unrealized losses:

The gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December, 31 2009 and 2008, were as follows:

December 31, 2009	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(In millions)
U.S. Government	$8	$(1)	$—	$—	$8	$(1)
Special Revenue	9	—	—	—	9	—
State Territories	5	—	—	—	5	—
Industrial and Miscellaneous	118	(2)	116	(8)	234	(10)

Total Bonds	140	(3)	116	(8)	256	(11)

Affiliated Mutual Funds	—	—	12	(4)	12	(4)

Total temporarily impaired securities	$140	$(3)	$128	$(12)	$268	$(15)

December 31, 2008	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(In millions)
Public Utilities	$145	$(6)	$19	$(4)	$164	$(10)
Industrial and Miscellaneous	870	(69)	182	(40)	1,052	(109)

Total Bonds	1,015	(75)	201	(44)	1,216	(119)

Preferred Stocks	1	(2)	—	—	1	(2)

Total temporarily impaired securities	$1,016	$(77)	$201	$(44)	$1,217	$(121)

The Company’s investment portfolio includes individual securities that are in an unrealized loss position and have not been recognized as other than temporary impairments. There were fifty-six securities in an unrealized loss position for greater than 12 months with a book value of $140 million and a fair value of $128 million as of December 31, 2009.

As of each balance sheet date, the Company evaluates securities holdings in an unrealized loss position. Where we have the intent to sell the security or would be required to sell the security before it recovers its cost, we record the realized loss in net income. When there has been an adverse change in underlying cash flows on lower quality securities holdings that represent an interest in securitized financial assets, we record the realized loss in net income.

For equity securities, we recognize an impairment charge in the period in which we determine that the security will not recover to book value within a reasonable period. We determine what constitutes a reasonable period on a

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and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

security-by-security basis based upon consideration of all the evidence available to us, including the magnitude of an unrealized loss and its duration. We measure impairment charges based upon the difference between the book value of a security and its fair value. We generally intend to hold securities that are in an unrealized loss positions until they recover. However, from time to time, our intent on an individual security may change, based upon market or other unforeseen developments. In such instances, we sell securities in the ordinary course of managing our portfolio to meet diversification, credit quality, yield and liquidity requirements. If a loss is recognized from a sale subsequent to a balance sheet date due to these unexpected developments, the loss is recognized in the period in which the intent to hold the securities to recovery no longer exists.

The Company does not hold investments in collateralized debt obligations (CDOs) or collateralized loan obligations (CLOs). The Company does not hold any asset-back securities (ABS) with sub-prime mortgage exposure as of December 31, 2009.

Derivative Financial Instruments

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit features (“GMWB riders”). These guaranteed minimum benefit riders are considered embedded derivatives. The GMWB riders are carried at fair value and reported in “Future policy benefits and other policyholder liabilities” in the Consolidated Balance Sheets. Changes in the fair value are reported as “Net realized gains (losses) on investments” in the Consolidated Statements of Income and Comprehensive Income.

The Company enters into Standard and Poors (“S&P”) 500 future contracts and U.S. Treasury futures contracts to mitigate exposure to market fluctuations for the Company’s GMWB product. These futures contracts are traded on an exchange that requires daily settling through participant’s collateral accounts which mitigates the Company’s exposure to default by the counter party. These derivative contracts are not designated as hedging instruments for the purpose of hedge accounting under GAAP. The futures contracts are reported at fair value in “Accrued expenses and other liabilities”. Changes in fair value are reported as “Net realized gains (losses) on investments” in the Consolidated Statements of Income and Comprehensive Income.

In addition to the using S&P 500 future contracts and U.S. Treasury futures contracts to hedge the market volatility of these riders, the Company has also entered into a reinsurance treaty (“GMWB reinsurance contract”) during 2007 with an authorized third party reinsurer to minimize the claim exposure and the volatility to net income associated with the GMWB riders. The reinsurance contract obligates the reinsurer to reimburse GIAC for 90% of its claims resulting from GMWB business. The reinsurance treaty does not cover new GMWB riders entered into beginning January 1, 2009. The reinsurance treaty is also considered to be a derivative instrument. The contract is carried at fair value and included in “Reinsurance recoverable and other assets” in the Consolidated Balance Sheet. The change in the fair value of the GMWB reinsurance contract is included in “Net realized gains (losses) on investments” in the Consolidated Statements of Income and Comprehensive Income.

The following table provides a summary of the notional amount, fair value and net realized gain or loss on derivative instruments held by the Company as of December 31, 2009 and 2008.

	Notional Amount	Fair Value		Net Realized Gains (Losses)
December 31, 2009		Assets	Liabilities
	(In millions)
Non-qualifying Hedge Relationships
Futures Contracts	$(33)	$—	$(35)	$(32)
GMWB Direct (includes reinsurance assets)	—	41	34	154
GMWB Ceded	—	31	—	(110)

Total Derivatives	$(33)	$72	$(1)	$12

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

	Notional Amount	Fair Value		Net Realized Gains (Losses)
December 31, 2008		Assets	Liabilities
	(In millions)
Non-qualifying Hedge Relationships
Futures Contracts	$108	$115	$—	$17
GMWB Direct	—	—	214	(131)
GMWB Ceded	—	183	—	118

Total Derivatives	$108	$298	$214	$4

Restricted Assets and Special Deposits

Assets of $4 million at December 31, 2009 and 2008, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. These amounts are included in “Bonds” in the Consolidated Balance Sheets.

Repurchase Agreements

The Company periodically enters into repurchase agreements whereby securities will be resold at a specified date and price. Assets of $25 million are included in the Consolidated Balance Sheets as cash and cash equivalents as of December 31, 2008 and are subject to repurchase. As of December 31, 2009, there are no such assets. The Company’s policy requires a minimum of 102% of the fair value of the borrowed securities as collateral, calculated on a daily basis, in the form of either cash or securities.

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

	2009	2008	2007
	(In millions)
Bonds	$93	$93	$91
Affiliated mutual funds and trading securities	2	1	1
Policy loans	6	6	5
Cash and cash equivalents	—	4	16
Other	1	1	—

Gross investment income	102	105	113
Less: investment expenses	(4)	(3)	(3)

Net investment income	$98	$102	$110

Net realized gains (losses) on investments for the years ended December 31 were from the following sources:

	2009	2008	2007
	(In millions)
Bonds	$(3)	$(24)	$1
Preferred Stocks	(1)	—	—
Futures	(32)	17	—
Affiliated mutual funds and trading securities	(4)	(12)	8
Derivatives	60	(27)	—
Other	—	2	(3)

Net realized gains (losses) on investments	$20	$(44)	$6

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and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The Company recorded losses for investments that have experienced a decline in value considered to be other-than-temporary in the amount of $2 million, $8 million and $1 million for the years ended December 31, 2009, 2008 and 2007, respectively. These losses were all credit related.

Unrealized investment gains (losses)

Net unrealized investment gains (losses) on securities available for sales are included as part of Accumulated other comprehensive income (loss), net of deferred taxes. Changes in this amount include reclassification adjustments to avoid double- counting in comprehensive income items that are included as part of net income for a period that also had been part of “Other comprehensive income (loss), net of tax” in earlier periods.

The amounts for the years ended December 31, 2009, 2008 and 2007 were as follows:

	Unrealized Gains (Losses) on Investments	Impact of Unrealized Gains (Losses) on Deferred Policy Acquisition Costs	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(In millions)
Balance, December 31, 2006	(16)	3	5	(9)
Net unrealized investments gains (losses) on investments arising during period	34	—	(12)	22
Reclassification adjustments for (gains) losses included in net income	(30)	—	11	(19)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	(4)	1	(3)
Prior period unrealized losses on available-for-sale securities (See Note 2)	7	—	—	7

Balance, December 31, 2007	$(5)	$(1)	$5	$(2)
Net unrealized investments (losses) gains on investments arising during period	(99)	—	35	(64)
Reclassification adjustments for (gains) losses included in net income	(8)	—	3	(5)
Impact of net unrealized investment losses (gains) on deferred policy acquisition costs	—	40	(14)	26

Balance, December 31, 2008	(112)	39	29	(45)
Net unrealized investments gains (losses) on investments arising during period	193	—	(68)	125
Reclassification adjustments for losses included in net income	(10)	—	4	(6)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	(77)	27	(50)

Balance, December 31, 2009	$71	$(38)	$(8)	$24

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and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

4.  FAIR VALUE OF FINANCIAL INSTRUMENTS

As of January 1, 2008, the Company adopted the FASB’s new guidance pertaining to fair value. This new guidance defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements as seen below. The adoption of this guidance does not require any new fair value measurements and did not result in a change in how the Company values its assets or liabilities.

During 2008 the FASB issued new accounting guidance to further clarify existing guidance on the measurement and disclosure of fair value. Effective January 1, 2008, a scope exception for lease classification and measurement for leases accounted for under existing authoritative was enacted. The application of this guidance had no impact on the Company’s financial statements.

Additionally, on January 1, 2008, the Company elected to adopt provisions which allowed an entity to delay the application of this statement for certain non-financial assets and liabilities until January 1, 2009. These non-financial assets and liabilities include those fair value measurements used in the impairment testing of goodwill and indefinite-lived intangible assets and eligible non-financial assets and liabilities included within a business combination. Beginning on January 1, 2009, the Company fully implemented the guidance previously deferred pertaining to non-financial assets and liabilities. The implementation of this guidance in 2009 did not have an impact on the Company’s financial statements as no impairments to non-financial assets were recorded and the Company does not otherwise carry any of its non-financial assets or liabilities at fair value.

Effective September 30, 2008, the Company applied guidance issued by the FASB which provided criteria for how a company’s internal cash flow and discount rate assumptions should be considered in the measurement of fair value when relevant market data does not exist, how observable market information in an inactive market affects fair value measurement and how the use of market quotes should be considered when assessing the relevance of observable and unobservable inputs available to measure fair value. The application of this guidance did not have a material impact on the Company’s financial statements.

During 2009 the FASB issued additional clarifying guidance on the measurement and reporting of fair value. In April 2009, the FASB issued guidance effective for interim and annual periods ending after June 15, 2009, centered on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. The guidance also indicates that entities should consider and evaluate the impact of decreased market activity and whether transactions are orderly in arriving at a fair value for its assets and liabilities, including evaluating whether values provided by pricing services are based on current information that reflects orderly transactions. Enhanced disclosures around valuations inputs and techniques used during annual and interim periods are also required. The implementation of this guidance did not have an impact on the Company’s financial statements.

In September 2009, the FASB issued an update that provides amendments to the guidance for the fair value measurement of investments in certain entities that calculate net asset value per share or its equivalent. The amendments allow a company to measure the fair value of certain investments on the basis of their net asset value per share. The adoption of this guidance did not impact the amounts reported on the face of these financial statements but did change how they are disclosed in this note as described below under Separate Account Assets.

As of January 1, 2008, the Company also adopted guidance that provides an option, on specified election dates, to report selected financial assets and liabilities, including insurance contracts, at fair value. Subsequent changes in fair value of financial instruments that the Company elects to report at fair value are reported in net income in the current reporting period. The adoption of this guidance did not impact the consolidated financial statements, as the Company did not elect to fair value any additional financial instruments during 2008 or 2009. The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based on observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s view of market assumptions based on internally developed data in the absence of observable market

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

information. The guidance requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs when determining the fair value of an asset or liability. The statement classifies all assets and liabilities carried or disclosed at fair value in one of the following three categories:

Level 1—inputs are quoted market prices available in active markets for identical assets or liabilities on the reporting date. Assets included in this category include U.S. Treasury securities, common stocks, derivative instruments traded on an exchange and actively traded registered mutual funds whether held directly by the general account of the Company or by a separate account.

Level 2—inputs are quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active and model derived valuations whose inputs are observable or whose significant value drivers are observable. These types of instruments include fixed maturity instruments, common stocks that are not actively traded, preferred stocks, certain investments in registered mutual funds in which the fund holds instruments that are not actively traded and non-registered collective investments funds.

Level 3—inputs are unobservable where there is little or no market activity for the asset or liability and the Company makes estimates and assumptions based on internally derived information. Instruments held in this category include mortgage loans, embedded derivatives such as GMWB riders and their corresponding reinsurance contracts and private placement securities.

The following table summarizes changes to the Company’s financial instruments carried at fair value hierarchy levels for the years ending December 31, 2009 and 2008.

December 31, 2009	Level 1	Level 2	Level 3	Total Fair Value	Carrying Amount
	(In millions)
Assets
Investments:
Available-for-sale securities:
U.S. Government	$11	$—	$—	$11	$11
Special Revenue	—	18	—	18	18
State Territories	—	7	—	7	7
Industrial and Miscellaneous	—	1,736	68	1,804	1,804

Total Bonds	11	1,761	68	1,840	1,840
Preferred stocks and affiliated mutual funds	20	1	4	25	25
Trading securities	3	—	—	3	3
Derivative instruments	—	—	72	72	72
Separate account assets	6,488	504	—	6,992	6,992

Total Assets	$6,522	$2,266	$144	$8,932	$8,932

Liabilities
Derivative instruments	$—	$—	$34	$34	$34

Total Liabilities	$—	$—	$34	$34	$34

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

December 31, 2008	Level 1	Level 2	Level 3	Total Fair Value	Carrying Amount
	(In millions)
Assets
Investments:
Available-for-sale securities:
U.S. Government	$5	$—	$—	$5	$5
All other Government	—	7	—	7	7
Special Revenue	—	7	—	7	7
Public Utilities	—	221	—	221	221
Industrial and Miscellaneous	—	1,323	47	1,370	1,370

Total Bonds	5	1,558	47	1,610	1,610
Preferred stocks and affiliated mutual funds	1	5	—	6	6
Trading securities	17	3	—	20	20
Derivative instruments	—	—	183	183	183
Separate account assets	3,807	1,567	12	5,386	5,386

Total Assets	$3,830	$3,133	$242	$7,205	$7,205

Liabilities
Derivative instruments	$—	$—	$214	$214	$214

Total Liabilities	$—	$—	$214	$214	$214

The Company obtains the fair value of financial instruments held in its portfolio, from a number of sources. These sources include published market quotes for active market exchange traded instruments, third party pricing vendors, investment banks which are lead market makers in certain markets, broker quotes and the use of internal valuation models that use market observable inputs when available and Company derived inputs when external inputs are not available or deemed to be inaccurate.

Bonds, noncontrolling interest in affiliated mutual funds, trading securities and preferred stocks are valued based on quoted prices from active markets when available (Level 1). When the Company cannot obtain a quoted market price directly it relies on values provided by a third party pricing vendor. This is the pricing source for the majority of the Company’s security investments. Consolidated mutual funds are valued based on the underlying holdings of the respective mutual funds.

The pricing vendor values these securities using market inputs, including benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, where possible, procedures performed by management include comparisons with similar observable positions, comparisons with subsequent sales, and discussions with brokers as well as observations of general market movements for those asset classes. Pricing provided by the third party pricing vendor is generally considered to be a (Level 2). The Company’s Investment Division portfolio managers, for each asset sector, review the values assigned by the pricing vendor for reasonableness. If the portfolio manager has an issue with a price a discussion will take place with the pricing vendor. If the portfolio manager still does not agree with the pricing provided by the pricing vender, the value determined by the Company’s portfolio manager will be reported as a (Level 3).

Fair values for private placement securities are estimated using internal pricing models or independent broker quotations. The internal pricing models use both observable and unobservable inputs and consider the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. Observable inputs include the U.S. Treasury yield curve and market yields obtained from a third party investment banker who is active in the secondary market. Unobservable inputs include

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The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Company derived credit rating when the instrument is not rated by a National Recognized Securities Rating Organization such as Standard & Poor or Moody’s rating agencies. Private placement securities that are valued using observable inputs are considered to be a Level 2. If unobservable inputs have a material impact on the valuation of the private placement security it is a Level 3.

Derivative Instruments are valued through the use of quoted market prices for exchange-traded derivatives (Level 1), third party pricing model and a third party pricing service for over-the-counter (“OTC”) traded derivatives (Level 2). Certain annuity contracts contain guaranteed withdrawal benefits, which are considered embedded derivatives under GAAP. These guarantees or riders, as they are referred, are partially reinsured by an authorized third party reinsurance company. These reinsurance contracts are also considered derivative instruments under GAAP. Both the riders and the reinsurance contracts are considered a (Level 3) due to the use of unobservable inputs that have a significant effect on the pricing of these instruments.

The third party pricing model used to determine fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what market participants would use when pricing the instruments. The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant observable inputs include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility.

The methodology used by the third party pricing service for derivative investments is the same as that described above under the bonds, affiliated mutual funds, trading securities and preferred stocks section.

The fair value of the riders associated with certain annuity products and corresponding reinsurance contracts are estimated by the Company’s actuaries. The fair value for these instruments is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. Significant observable inputs used in the calculation of fair value include market volatilities and swap curves derived or obtained from public sources. Unobservable Company specific inputs include mortality assumptions, estimates of withdrawals, annuitization and lapse assumptions. The significant use of unobservable inputs causes these derivatives to be classified as Level 3.

Separate Account Assets—The Company sponsors Separate Accounts that support certain products that it sells. The separate accounts invest in various mutual funds managed by RS Investment Management Co., an affiliated company, and unaffiliated third parties. The fair value of the mutual funds is based upon the reported net asset values (“NAVs”) as provided by the fund manager. The Fair Value Hierarchy level of the separate account assets as of December 31, 2009 is based on observable market inputs of the registered mutual funds as published on recognized market exchanges and not the underlying holdings of the respective registered mutual funds as disclosed in 2008. The Company’s management reviews each mutual fund liquidity in order to determine the level those investments should be reported. As of December 31, 2009, the level of trading activities pertaining to the Separate Accounts registered mutual funds investments has not significantly decreased. As such, the adoption of this guidance does not impact the Separate Accounts investment Level categories. Generally, actively traded registered mutual funds investments by the fund are considered a (Level 1), non-registered collective investments funds by the fund that have no redemption restrictions or fees associated with it and are open to new investors are considered a (Level 2) and all other types of investments made by the fund that do not meet the criteria of Level 1 or 2 are reported as a (Level 3). As of December 31, 2009, none of the Separate Accounts investments are considered Level 3.

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The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The following table summarizes changes to the Company’s financial instruments carried at fair value and classified as a (Level 3) in the fair value hierarchy for the years ending December 31, 2009 and 2008.

December 31, 2009	Beginning Fair Value	Items included in earnings, net	Gains (losses) in OCI	Purchases/ issuances and sales/ settlements, net	Transfers into/ (out of) Level 3	Ending Fair Value	Changes in unrealized gains (losses) in earnings due to assets/ liabilities still held
	(In millions)
Assets
Investments:
Available-for-sale securities:
Industrial and Miscellaneous	$47	$—	$5	$(4)	$20	$68	$—

Total Bonds	47	—	5	(4)	20	68	—
Preferred stocks and affiliated mutual funds	—	—	—	—	4	4
Derivative instruments	183	(110)	—	(1)	—	72	—
Separate account assets	12	—	—	—	(12)	—	—

Total Assets	$242	$(110)	$5	$(5)	$12	$144	$—

Liabilities
Derivative instruments	214	(154)	—	(26)	—	34	—

Total Liabilities	214	(154)	—	(26)	—	34	—

Total net	$28	$44	$5	$21	$12	$110	$—

Net transfers into/ (out of) Level 3 during 2009 consist primarily of private placement securities that are part of the Industrial and Miscellaneous line in the above table. The fair value for certain private placement securities rely on broker quotes (Level 3).

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The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

December 31, 2008	Beginning Fair Value	Items included in earnings, net	Gains (losses) in OCI	Purchases/ issuances and sales/ settlements, net	Transfers into/ (out of) Level 3	Ending Fair Value	Changes in unrealized gains (losses) in earnings due to assets/ liabilities still held
	(In millions)
Assets
Investments:
Available-for-sale securities:
Industrial and Miscellaneous	$151	$(7)	$—	$(18)	$(79)	$47	$—

Total Bonds	151	(7)	—	(18)	(79)	47	—
Derivative instruments	12	118	—	53	—	183	—
Separate account assets	40	—	(11)	(5)	(12)	12	(11)

Total Assets	$203	$111	$(11)	$30	$(91)	$242	$(11)

Liabilities
Derivative instruments	13	131	—	70	—	214	—

Total Liabilities	13	131	—	70	—	214	—

Total net	$190	$(20)	$(11)	$(40)	$(91)	$28	$(11)

Net transfers into/ (out of) Level 3 during 2008 consist primarily of private placements that are part of the Industrial and Miscellaneous line in the above table. The fair value of these securities was previously determined by using strictly broker quotes (Level 3). Beginning in the fourth quarter 2008, the fair value of these securities was determined by use of a pricing matrix which contained both observable and unobservable inputs resulting in some of these securities being categorized as Level 2.

5.  DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs (“DAC”) as of and for the years ended December 31, were as follows:

	2009	2008
	(In millions)
Balance, beginning of year	$349	$359
Capitalization of deferrable expenses	77	44
Amortization	(75)	(119)
Derivative hedging	(5)	—
Change in unrealized investment (gains) losses, net	(77)	40
Interest on DAC	24	25

Balance, end of year	$293	$349

During 2009, the Company refined the modeling assumptions related to the guaranteed living benefits riders, maintenance expenses and lapses. Additionally, in 2009 the Company refined the calculation of unrealized gains or losses on investments which impacts the actual margins used for DAC amortization. The net impact of these refinements, which were change in estimates, was a $21 million decrease in DAC.

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The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

In 2008, the Company refined the mean reversion policy in light of the market conditions. The refinement of the mean reversion policy resulted in an $8 million decrease in DAC. Deferred policy acquisition costs were also adjusted for the impact of unrealized gains and losses in investments as if those gains and losses had been realized. Due to the market conditions, DAC decreased by $77 million and increased by $40 million due to the decrease and increase in unrealized gains and losses in 2009 and 2008, respectively.

6.  POLICYHOLDERS’ LIABILITIES

The balances of future policy benefits and policyholders’ account balances and separate account liabilities at December 31, were as follows:

	2009	2008
	(In millions)
Future policy benefits and policyholder account balances
Future policy benefits
Annuities	$460	$490

Future policy benefits	460	490

Policyholders’ account balances
Individual annuities	1,180	1,336
Group annuities	92	84
Variable life	149	126

Policyholders’ account balances	1,421	1,546

Total future policy benefits and policyholders’ account balances	$1,881	$2,036

Separate account liabilities
Individual annuities	$4,656	$3,435
Group annuities	1,874	1,551
Variable life	462	400

Total separate account liabilities	$6,992	$5,386

The following table highlights the key assumptions generally utilized in calculating liabilities for future policy benefits:

Product	Mortality	Interest Rate	Estimation Method
Immediate annuities with life contingency fixed	SA, 1971, 1983a, A2000 mortality tables with certain modifications	5.50%	Present value of expected future payments

Immediate annuites without life contingency fixed	None	Statutory Type C (elective) or A (nonelective) Interest Rates without Future Interest Guarantees and Cash Settlement Options (4.50%-7.00%)	The greatest present value of the future guaranteed benefits as described in Actuarial Guidelines 33

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. The Company had no premium deficiency reserves as of December 31, 2009 or 2008.

Policyholders’ account balances for investment-type contracts represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges. The carrying value approximates fair value.

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The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Certain contract provisions that determine the policyholders’ account balances were as follows:

Product	Credited Fixed Interest Rates	Withdrawal/Surrender Charges
Individual annuities	3.00% to 6.00%	Declining to zero over 4 to 7 years.

Group annuities	1.50% to 4.95%	Contractually agreed upon rates, declining to zero over a maximum of 9 years.

Variable life	3.30% to 4.10%	Declining to zero over 10 to 15 years.

Guaranteed Minimum Benefits

The Company issues variable annuity contracts with guaranteed death and living benefits. For guarantees of amounts in the event of death, the net amount at risk is defined as the current Guaranteed Minimum Death Benefit (“GMDB”) in excess of the current account balance at the Consolidated Balance Sheet date. The Company also issues various guaranteed living benefits: for the Guaranteed Minimum Income Benefit (“GMIB”), which guarantees a base level of lifetime income at annuitization, the net amount at risk is the value of the lifetime annuity in excess of the current account balance; for the GMWB, which guarantees systematic withdrawal of one’s investment and certain designs allow withdrawals to continue for life even if account balances become equal to zero, the net amount at risk is defined as the guaranteed remaining balance in excess of the current account balance; for the Guaranteed Minimum Accumulation Benefit (“GMAB” or “LBR”), which guarantees the return of investment on the maturity date, the net amount at risk is the amount invested in excess of the current account balance at the Consolidated Balance Sheet date.

The following chart provides the account value and net amount at risk of the contractholders at December 31, 2009 and 2008 for GMDB, GMIB, GMAB and GMWB (in millions, except Average Age):

	2009			2008
	Account Value	Net Amount at Risk	Average Age	Account Value	Net Amount at Risk	Average Age
GMDB	$5,263	$288	62	$4,006	$791	62
GMIB	117	29	57	97	50	57
GMAB	68	—	62	67	—	61
GMWB	1,858	165	60	827	282	60

GMDB

The Company issues certain variable annuity contracts with GMDB features that guarantee either:

a)	Return of deposits; the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).

b)	Ratchet: the benefit is greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

c)	Combination Rollup/Ratchet: the benefit is greatest of the current account value, premiums paid increased with 3% simple interest each year (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted withdrawals).

The GMDB liability is $5 million and $10 million as of December 31, 2009 and 2008, respectively, and is determined by estimating the expected value of death benefits in excess of the projected account balance, under a range of stochastic return scenarios, and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

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The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The following assumptions and methodology were used to determine the GMDB liability at December 31, 2009:

•	Data used was based on 100 investment performance scenarios selected to represent 1,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumption was 8.5%.

•	Volatility assumption was 14%.

•	Mortality was assumed to be 100% of the Annuity 2000A table with a 50/50 male/female blend using the pivot age of 65.

•

The base annual lapse rate used in the Company’s analysis was 13%. For the contracts, where the ratio of GMDB to the Account Value is greater than 100%, but less than 120%, the Company assumed a lapse rate equal to 90% of the base annual lapse rate. For the contracts where the GMDB to the Account Value exceeds 120%, the Company assumed a lapse ratio of 70% of the base annual lapse rate.

•	Interest rate for present value calculations was 6.5%.

GMDB benefits incurred and paid amounted to $(1) million and $4 million in 2009, $11 million and $3 million in 2008 and $1 million and $2 million in 2007, respectively, and are recorded in “Policyholder benefits” in the Company’s Consolidated Statements of Income and Comprehensive Income.

GMAB

The GMAB liabilities, determined by accumulating the total assessments to date for contracts inforce was $1 million as of December 31, 2009 and $1 million as of December 31, 2008 and is recorded in the “Future policy benefits and other policyholder liabilities” in the Company’s Consolidated Balance Sheets. The underlying account value for GMAB equals $68 million as of December 31, 2009 compared to $67 million at December 31, 2008. Due to 10 year waiting periods, there are no paid and incurred benefits for GMAB for the years ended December 31, 2009 or 2008.

GMIB

The Company also issues certain variable annuity contracts with GMIB features which provide a guarantee base that increases by the greater of a 5% roll-up rate or the contract anniversary account value. This base can only be accessed in duration 10 or later in the form of a payout annuity.

The GMIB liabilities, determined by accumulating the total assessments to date for contracts inforce were $3 million and $4 million as of December 31, 2009 and 2008, respectively, and is recorded in the “Future policy benefits and other policyholder liabilities” in the Company’s Consolidated Balance Sheets. Due to 10 year waiting periods, there are no paid and incurred benefits for GMIB for the years ended December 31, 2009 or 2008.

GMWB

The Company issues certain variable annuity contracts with guaranteed minimum withdrawal benefit features that guarantee an annual withdrawal benefit up to a Guaranteed Withdrawal Amount (“GWA) until the Guaranteed Withdrawal Benefit (“GWB”) is depleted, even if the Accumulation Value is reduced to zero through a combination of market declines and withdrawals. The GMWB represents an embedded derivative under GAAP accounting for Derivative Instruments and Hedging Activities, which is reported separately from the host variable annuity contract. It is carried at fair value and reported in the “Future policy benefits and other policyholder liabilities” on the Consolidated Balance Sheets. The fair value of the GMWB obligations is calculated based on actuarial assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior.

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The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The following assumptions and methodology were used to estimate the fair value of the GMWB liability at December 31, 2009:

•	The liability is defined as the present value of claims minus the present value of valuation premiums.

•	Each policy is modeled using 500 stochastic scenarios using MG-Hedge software.

•	The S&P volatility assumption is extracted from the Morgan Stanley report of implied volatilities, for the first 5 years and then grades to a long term assumption of 17%.

•	The NASDAQ volatility assumption is extracted from the Morgan Stanley report of implied volatilities, for the first 5 years and then grades to a long term assumption of 25%.

•	The swap curve as of the last day of the quarter is used.

•	89% of annuity 2000 mortality table with 0.8% mortality improvement.

•	A dynamic lapse function is used to decrease lapses when the option is in the money.

Because of the dynamic and complex nature of these cash flows, stochastic techniques under a variety of market return scenarios and other prudent estimate assumptions are used. Estimating these cash flows involves numerous estimates and subjective judgments, including those regarding expected market rates of return, market volatility, correlations of market returns and discount rates.

As of December 31, 2009 and 2008, the derivative liability is $34 million and $214 million, respectively, and is reported in the “Future policy benefits and other policyholder liabilities” in the Consolidated Balance Sheets. The derivative liability relates to annuities with an account value of $1,858 million and $827 million and a GWB of $2,003 million and $1,109 million at December 31, 2009 and 2008, respectively.

Changes in the fair value of the derivative liability resulted in gains amounting to $180 million and losses amounting to $201 million and $12 million for the years ended December 31, 2009, 2008 and 2007, respectively, and is recorded in “Net realized gains (losses) on investments” in the Company’s Consolidated Statements of Income and Comprehensive Income.

7.  REINSURANCE

The Company participates in reinsurance in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. The Company has entered into cession agreements on a coinsurance, modified coinsurance and yearly renewable term basis with affiliated and non-affiliated companies. Reinsurance ceding arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability to the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Two major reinsurance companies account for 100% of the reinsurance recoverable at December 31, 2009 and 2008. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom, recording an allowance when necessary for uncollectible reinsurance. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. For the years ended December 31, 2009, 2008 or 2007, there were no balances in the short-duration contracts.

The following indicates the volume of reinsurance amounts on total premiums included in the Consolidated Statements of Income and Comprehensive Income for the years ended December 31:

	2009	2008	2007
	(In millions)
Long-duration contracts
Direct premiums	$84	$64	$67
Reinsurance assumed	—	—	2
Reinsurance ceded	(75)	(57)	(65)

Premiums	$9	$7	$4

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The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Reinsurance recoverable related to long-duration contracts of $36 million and $26 million are recorded in “Reinsurance recoverable and other assets” in the Company’s Consolidated Balance Sheets at December 31, 2009 and 2008, respectively.

The GMIB benefit is reinsured and the reinsurance treaty is considered a derivative under GAAP, which is carried at fair value and reported in “Reinsurance recoverable and other assets.” As of December 31, 2009 and 2008, this reinsurance asset was reported at $1 million and $3 million, respectively. Changes in the fair value of derivative resulted in losses of $2 million and $3 million at December 31, 2009 and 2008, respectively, and are recorded in “Net realized gains (losses) on investments” in the Company’s Consolidated Statements of Income and Comprehensive Income.

During 2007, the Company entered into an agreement that reinsures 90% of the GMWB rider offered in connection with its variable annuity contracts to minimize the claim exposure and the volatility of net income associated with the GMWB liability. This agreement does not cover new business effective January 1, 2009. The reinsurance recoverable related to the GMWB, in the amount of $31 million and $183 million at December 31, 2009 and 2008, represents an embedded derivative which is carried at fair value and reported in “Reinsurance recoverable and other assets” in the Consolidated Balance Sheets. Changes in the fair value of the embedded derivative of $152 million and $171 million for the years ended December 31, 2009 and 2008, are recorded in “Net realized gains (losses) on investments” in the Consolidated Statements of Income and Comprehensive Income.

8.  INCOME TAXES

A summary of the net income tax expense (benefit) included in the accompanying Consolidated Statements of Income and Comprehensive Income was as follows:

	2009	2008	2007
	(In millions)
Federal income tax expense (benefit):
Current tax	$(2)	$(28)	$3
Deferred tax	11	(23)	(5)

Total	$9	$(51)	$(2)

The components of the net deferred tax asset/ (liability) as of December 31, 2009 and 2008 were as follows:

	2009	2008
	(In millions)
Deferred tax assets:
Separate account allowances	$45	$12
DAC Proxy	17	19
Investments	—	34
Other	3	10
Reserves	9	13

Gross deferred tax assets	74	88

Deferred tax liabilities:
Investments	4	—
DAC	128	97

Gross deferred tax liabilities	132	97

Net deferred tax liability	$58	$9

Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. A valuation allowance is recorded to reduce any portion of the deferred tax asset that is expected to more likely than not to be realized. The Company’s management has concluded that the deferred income tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

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The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

At December 31, 2009 and December 31, 2008 the Company recorded a current income tax payable of $8 million, and a current income tax receivable of $14 million, respectively, which are included in “Current income tax payable” and “Current income tax receivable”, respectively, in the accompanying Consolidated Balance Sheet.

At December 31, 2009, the Company had $4 million in unused capital loss carryforwards which will expire in 2014.

The Company’s income tax expense (benefit) differs from the amount computed by applying the expected federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

	2009	2008	2007
	(In millions)
Expected taxes on pre-tax income (loss)	$13	$(52)	$4
Permanent adjustments:
Dividends received deduction	(4)	(12)	(9)
Contingent tax reserves	(1)	14	4
Return to provision	2	(2)	—
Other	(1)	1	(1)

Total income tax expense (benefit)	$9	$(51)	$(2)

The following is a reconciliation of the beginning and ending amounts of the liability established for unrecognized tax benefits (in millions):

	2009	2008
Balance, January 1.	$18	$9
Additions for tax positions of the current year	6	1
Additions for tax positions of prior years	—	11
Reductions for tax positions of prior years for:
Changes in judgement	(2)	—
Lapses of applicable statute of limitations	—	(3)

Balance, December 31.	$22	$18

As of December 31, 2009, the Company had $24 million of unrecognized tax benefits and related interest expense. Included in this balance is $15 million of unrecognized tax benefits that, if recognized, would affect the Company’s annual effective tax rate. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period. It is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within the next 12 months due to the possibility of the conclusion of current Internal Revenue Service (“IRS”) audit. The possible change in the amount of uncertain tax benefits cannot be estimated at this time.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in income tax expense. During the year ending December 31, 2009, and year ending December 31, 2008, the Company recognized approximately $1 and ($3) million in interest and penalties. The Company has approximately $2 and $1 million accrued for payment of interest and penalties at December 31, 2009, and December 31, 2008, respectively.

The Company files U.S. federal income tax returns along with various state and local income tax returns. The IRS is currently reviewing the Company’s U.S. income tax returns for the tax years 2003 through 2005.

9.  STATUTORY CAPITAL AND SURPLUS AND INCOME

Applicable insurance department regulations require that the Company prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the Delaware Department of Insurance. Statutory accounting practices and GAAP differences are discussed in detail in Note 2.

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The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Under the Delaware Insurance Law, the maximum amounts of distributions which can be made to the Company’s parent in any given year, without prior approval by the Delaware Commissioner of Insurance, is equal to the greater of (i) 10% of the Company’s surplus as of December 31 of the preceding calendar year, or (ii) the net gain from operations for the preceding calendar year (excluding realized investment gains). Any dividends paid, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus also requires the prior approval of the Delaware Commissioner of Insurance. At December 31, 2009, the maximum amount of dividends the Company could pay The Guardian in 2010 without prior approval from the state insurance regulatory authorities was $24 million.

The Guardian Insurance & Annuity Company, Inc.’s stand alone statutory net income (loss), as filed with the Delaware Department of Insurance, was $10 million, ($35) million and $20 million for years ended December 31, 2009, 2008 and 2007, respectively. Statutory surplus, as filed, at December 31, 2009 and December 31, 2008 was $236 million and $212 million, respectively.

10.  RELATED PARTY TRANSACTIONS

General Operating Expense Agreement

The Company is billed by The Guardian for compensation and related employee benefits for those employees of The Guardian who are engaged in the Company’s business and for the Company’s use of The Guardian’s centralized services and agency force. The amounts charged for these services amounted to $136 million, $132 million and $129 million for the years ended December 31, 2009, 2008 and 2007, respectively, which are reflected in “Other operating costs and expenses” in the Consolidated Statements of Income and Comprehensive Income, of which $20 million and $20 million are included in “Due to Guardian Life Insurance Company of America and its affiliates” in the Consolidated Balance Sheets at December 31, 2009 and 2008, respectively.

Investments

A significant portion of the Company’s separate account assets is invested in affiliated mutual funds that are advised by RS and sub advised by GIS (see Note 1). Each of these funds has an investment advisory agreement with RS Investments. Separate account assets under management with affiliated mutual funds amounted to $2,682 million and $2,205 million as of December 31, 2009 and 2008, respectively.

The Company also maintains investments in RS mutual funds in the amount of $21 million and $17 million at December 31, 2009 and 2008, respectively, of which, $20 million and $1 million are recorded in “Affiliated mutual funds” and $1 million and $16 million are recorded in “Trading securities” in the Consolidated Balance Sheets.

During 2009, the Company sold shares in RS Funds with a cost basis of $8 million resulting in a realized loss of $4 million. The Company also invested $9 million in RS Funds during 2009.

During 2007 the Company sold shares in the RS Small Cap Core Equity Fund with a cost basis of $8 million for $14 million resulting in a realized gain of $6 million. The proceeds from this transaction were used to purchase shares in other affiliated mutual funds. There were no additional investments made in these funds during 2009 or 2008.

Certain employee benefits plans of The Guardian had assets invested in GIAC separate accounts under group annuity contracts. On December 8, 2008, one contract with assets totaling $91 million was terminated. As of December 31, 2007, the fair market value of the assets held under these contracts was $102 million. On August 1, 2007, one contract with The Guardian was terminated and the assets totaling $177 million were transferred to an unrelated third party under a new management agreement. As of December 31, 2008, the Company no longer has The Guardian’s employees benefits plans invested assets in GIAC separate accounts under group annuity contracts. Service fees were not charged on separate account assets for the years ended December 31, 2009 or 2008 under these contracts. During 2009, GIAC dissolved these separate accounts.

The Company recorded an additional paid in capital of $22 million from The Guardian which is included in “Reinsurance recoverable and other assets” in the Consolidated Balance Sheets at December 31, 2008 and received in 2009. There was no additional paid in capital recorded in 2009.

B-93

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

In January 2010, the Company received $20 million from PAS which was recorded as a return of capital. Subsequent to the receipt, these funds were transferred to The Guardian as a return of capital.

Administrative Services Agreement

The Company has administrative services agreements with GIS and RS that provide for fee income to GIAC calculated based on the monthly/quarterly average assets of the affiliated mutual funds’ participation within GIAC’s variable insurance products separate accounts. For the years ended December 31, 2009, 2008 and 2007 such fee income amounted to $3 million, $3 million and $3 million, which is reflected in “Administrative service fees” in the Consolidated Statements of Income and Comprehensive Income, of which $1 million, and $1 million is receivable and included in “Reinsurance recoverable and other assets” in the Consolidated Balance Sheets at December 31, 2009 and 2008, respectively.

Commissions

PAS earned commissions from GIS, including trail commissions, in the amount of $2 million, $2 million and $2 million for the years ended December 31, 2009, 2008 and 2007, which is recorded in “Administrative service fees” in the Consolidated Statements of Income and Comprehensive Income. Commissions receivable from GIS in the amount of $0.2 million and $0.2 million are included in “Reinsurance recoverable and other assets” in the Consolidated Balance Sheets at December 31, 2009 and 2008, respectively.

11.  LITIGATION

The Company is engaged in various legal actions arising out of its insurance and investment operations. In the opinion of management, any losses together with the ultimate liability resulting from such actions would not have a material adverse effect on the financial position or cash flows of the Company.

12.  CONTINGENCIES

PAS is involved in several lawsuits and claims from customers that allege violations of federal and state securities laws that arise in the ordinary course of business. While it is not possible to predict with certainty the ultimate outcome of these lawsuits and claims, management believes, after consultation with counsel, that resolution of these matters is not expected to have a material effect on PAS’s financial condition. These matters, if resolved in a manner different from the estimates, could have a material adverse effect on earnings or cash flows when resolved in a future reporting period.

PAS had been named by the same claimant in two separate FINRA arbitration proceedings that commenced in 2005. The claimant alleged that the Company interfered with the employment contracts of the sales representatives, and that restrictive covenants of their employment agreements with their previous employer were violated. In 2009, these proceedings were settled by The Guardian, therefore, PAS was released from any present and future liabilities. As a result, “Other operating costs and expenses” were favorably impacted by $24 million through the reversal of the litigation reserve included in “Accrued expenses and other liabilities” in the Consolidated Balance Sheets as of December 31, 2008.

13.  SUBSEQUENT EVENTS

The Company considers events occurring after the balance sheet date but prior to the issuance of the financial statements to be subsequent events requiring disclosure. There were no subsequent events for the year ended December 31, 2009.

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REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and comprehensive income, of changes in stockholder’s equity and of cash flows present fairly, in all material respects, the financial position of The Guardian Insurance & Annuity Company, Inc. and its subsidiaries (the “Company”) at December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

March 2, 2010

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